UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

AMAZON.COM, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024
Annual Meeting
of Shareholders
& Proxy Statement
9:00 a.m., Pacific Time
Wednesday, May 22, 2024
Virtual Meeting Site: www.virtualshareholdermeeting.com/AMZN2024

PROXY OVERVIEW
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 22, 2024
Meeting Agenda
Thank you for being an Amazon shareholder. No matter how large or small your holdings may be, your vote is important to us, and we encourage you to vote your shares in accordance with the Board’s recommendations. The information here is only an overview, and you can learn more before you vote by reading our Proxy Statement and Annual Report.
Voting Items	Board’s Voting Recommendation	More Information Beginning on Page
1. Election of 12 directors	FOR (each nominee)	2
2. Ratification of Ernst & Young as independent auditors	FOR	26
3. Advisory vote to approve executive compensation	FOR	29
4-17. Shareholder proposals	AGAINST (each proposal)	31
To express our appreciation for your participation, Amazon will make a $1 charitable donation to Feeding America on behalf of every shareholder account that votes.

Shareholder Engagement (Since Beginning of 2023)
Engaged 68 of our 100 largest unaffiliated shareholders	Director participation shareholders owning more than 31% of our stock

Board of Directors

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We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

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Our director nominees reflect our commitment to diversity, with four women and three directors from underrepresented racial/ethnic groups.

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The Board actively oversees our numerous environmental, sustainability, social, and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

Corporate Governance Highlights

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We have a single class of common stock with equal voting rights, such that one share equals one vote.

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We have a declassified board, meaning all of our directors are elected annually.

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We have a majority voting standard for the election of directors whenever the number of nominees does not exceed the number of directors to be elected.

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We have a lead independent director appointed by the independent directors to promote independent leadership of the Board.

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We have robust stock ownership guidelines for our directors.

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We engage year-round with our shareholders and other stakeholders, and our lead director and other independent directors periodically meet with our large and long-term shareholders.

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Our Board has significant interaction with and access to senior management and other employees.

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Our Board and the Leadership Development and Compensation Committee annually review executive succession planning.

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Our Board and individual directors conduct annual peer performance evaluations.

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We prohibit hedging, speculative, and derivative security transactions by directors, executive officers, and other senior employees.

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Shareholders owning at least 25% of our outstanding shares have the right to call a special meeting of the shareholders.

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Shareholders have a proxy access right on market-standard terms.

Executive Compensation Overview

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Our executive compensation philosophy focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines.

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Following our 2023 Annual Meeting of Shareholders, at which more than 68% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, we engaged in extensive outreach to our shareholders, with the Chair of the Leadership Development and Compensation Committee and/or our Lead Independent Director holding one-on-one or small group meetings with most of our 20 largest shareholders.

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The Committee did not grant any equity awards to our CEO or any of our named executives during 2023, and our Compensation Discussion and Analysis addresses other matters with respect to our named executives’ compensation.

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Our compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly aligns our executives’ compensation with the returns we deliver to shareholders. For example, due to our stock price performance over the course of 2023, our CEO’s 2023 realized compensation decreased by 12% from 2022, showing the alignment between our executive compensation program and our shareholder returns.

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Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

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attract and retain incredibly talented people who have guided our business through countless challenges;

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develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

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make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

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drive strong long-term returns to our shareholders.

Shareholder Proposals and Vote Recommendations
Proposal:	Board of Directors Recommendation:	Page Reference:

4
Shareholder Proposal Requesting an Additional Board Committee to Oversee Public Policy

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Our current Board and committee structure already provides an appropriate level of oversight. For example, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s policies and initiatives relating to our environmental, sustainability, and corporate social responsibility practices, and regularly reviews Amazon’s public policy, government relations, and public relations initiatives. The Audit Committee is responsible for overseeing our policies, procedures, and reports with respect to political contributions and lobbying expenses.

	AGAINST	33

Proposal:	Board of Directors Recommendation:	Page Reference:

5
Shareholder Proposal Requesting an Additional Board Committee to Oversee the Financial Impact of Policy Positions

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Our current Board and committee structure already provides an appropriate level of oversight. For example, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s policies and initiatives relating to our corporate social responsibility practices, and regularly reviews the Company’s public policy, government relations, and public relations initiatives. The Audit Committee is responsible for overseeing our policies, procedures, and reports with respect to political contributions and lobbying expenses.

	AGAINST	35

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Shareholder Proposal Requesting a Report on Customer Due Diligence

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For the fifth year in a row, this proposal continues to rely on the same speculative and outdated concerns and mischaracterizations. The proposal also fails to take into account the fact that we have been updating our technology and enhancing safeguards; that we have avoided or mitigated the risks and concerns posited in this proposal; and that AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal.

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Our Nominating and Corporate Governance Committee has specifically reviewed Amazon Rekognition’s facial recognition capabilities and Ring, focusing on the actual operation and use of Amazon Rekognition and Ring, the potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns.

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We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices.

	AGAINST	37

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Shareholder Proposal Requesting Additional Reporting on Lobbying

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We report comprehensively and transparently on our public policy expenditures on an annual basis, including direct and indirect lobbying expenditures.

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In addition, we have Board and management processes in place to provide oversight of our public policy activities, and take a number of actions to mitigate the potential risk associated with misalignment between our views and the lobbying activities undertaken by organizations we support.

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It is unrealistic to expect that we will agree with every single policy position taken by every organization to which we contribute. We believe that remaining engaged with such organizations despite differing views on a particular matter has value and can influence the organization’s positions over time.

	AGAINST	43

Proposal:	Board of Directors Recommendation:	Page Reference:
8 Shareholder Proposal Requesting Additional Reporting on Gender/Racial Pay • Amazon already provides disclosure on compensation by gender and by race/ethnicity. When evaluating 2023 compensation in the United States, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned a dollar for every dollar that white employees earned performing the same jobs.	AGAINST	47

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Shareholder Proposal Requesting a Report on Viewpoint Restriction

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We keep in mind the cultural differences and sensitivities of our global community when making decisions on products, and as a store, we’ve chosen to offer a very broad range of viewpoints. We strive to maximize selection for all customers, even if we do not agree with the message or sentiment of all of the products.

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We have risk management processes to protect against risks to the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

	AGAINST	51

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Shareholder Proposal Requesting Additional Reporting on Stakeholder Impacts

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As we work toward reaching our climate goals, we are also committed to the people, workers, and communities that support our entire value chain so that they are treated with fundamental dignity and respect. At Amazon, we use our infrastructure, resources, and spirit of invention to address some of the most acute challenges in our communities, as detailed in our annual sustainability report.

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In addition, as the world’s largest corporate renewable energy purchaser for the fourth year in a row, we have a unique role to play in supporting a just, equitable, and sustainable energy transition. For example, we are a founding member of Beyond the Megawatt, an initiative of the Clean Energy Buyers Institute to maximize the environmental and social benefits of the clean energy transition.

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We believe all employees should have the opportunity to learn new skills, grow, and build their careers as they develop their professional journeys and prepare for economies of the future. We offer programs like Upskilling 2025 and Amazon Career Choice and help to create pathways to careers in fields that will continue growing in the years to come.

	AGAINST	53

Proposal:	Board of Directors Recommendation:	Page Reference:

11
Shareholder Proposal Requesting a Report on Packaging Materials

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We recognize the importance of reducing plastic waste and already publicly report on the amount of single-use plastic being used across our global operations network to ship orders to customers.

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In 2022, the total metric tons of single-use plastic we used across our global operations network to ship orders to customers decreased by 11.6% from 2021. In addition, in 2022, we shipped 11% of our orders globally without any additional Amazon packaging.

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We have innovated and invested in technologies, processes, and materials that since 2015 have helped reduce the weight of the packaging per shipment by 41% on average and avoided more than 2 million tons of packaging material.

	AGAINST	57

12
Shareholder Proposal Requesting Additional Reporting on Freedom of Association

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While citing no compelling new developments in its supporting statement, the proponent continues to request for the second year in a row a third-party assessment that is unnecessary in light of our policies and practices respecting freedom of association and collective bargaining rights and the regulatory oversight of these policies and practices that already exists in the United States and elsewhere.

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We respect the rights of our employees to form, join, or not to join a labor union or other lawful organization of their own selection, without fear of reprisal, intimidation, or harassment, and our policies and practices protect these rights.

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In our engagement with the proponent, the proponent revealed the true intent behind this proposal, which is the promotion of “neutrality” agreements and a commitment by Amazon to non-engagement with our employees. This would undermine the open lines of communication between leadership and employees that help us address employee concerns and make improvements, which would deny individuals their right to make informed decisions by permitting only a union’s point of view to be presented.

	AGAINST	61

13 Shareholder Proposal Requesting Alternative Emissions Reporting • We annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint. • We follow guidance from the GHG Protocol’s Corporate Accounting and Reporting Standard in calculating our greenhouse gas emissions (including Scope 3 emissions), and these are assured by independent third parties. • Our carbon intensity has decreased by 24% from 2019 to 2022.	AGAINST	65

Proposal:	Board of Directors Recommendation:	Page Reference:

14
Shareholder Proposal Requesting a Report on Customer Use of Certain Technologies

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For the sixth year in a row, this proposal continues to rely on the same speculative and outdated concerns and mischaracterizations and fails to take into account the fact that we have been updating our technology and enhancing safeguards and have avoided or mitigated the risks and concerns expressed in this proposal and that AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal.

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Our Nominating and Corporate Governance Committee has specifically reviewed Amazon Rekognition’s facial recognition capabilities, focusing on the actual operation and use of Amazon Rekognition, the potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns.

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We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices.

	AGAINST	67

15 Shareholder Proposal Requesting a Policy to Disclose Directors’ Political and Charitable Donations • Our processes for nominating directors are designed to advance the long-term interests of shareholders by creating a Board with deep business acumen that reflects a diversity of experience and perspectives. • Director nominees’ personal charitable and political giving does not reflect how the Board manages and oversees the Company. Under Delaware corporate law, our Board has fiduciary duties of care and loyalty to our shareholders and must act in our shareholders’ best interest.	AGAINST	72

16 Shareholder Proposal Requesting an Additional Board Committee to Oversee Artificial Intelligence • Amazon is committed to, and is a leader in, the responsible development and use of AI. • Our Board and Board committees are already overseeing human rights and other risks associated with artificial intelligence and machine learning, including emerging technologies like generative artificial intelligence, foundation models, and artificial general intelligence. • None of our peer companies has a board committee dedicated solely to risks arising from AI.	AGAINST	75

Proposal:	Board of Directors Recommendation:	Page Reference:

17
Shareholder Proposal Requesting a Report on Warehouse Working Conditions

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The audit requested by this proposal would be duplicative because we have already publicly disclosed our workforce incident rates compared with industry data and we are already subject to extensive regulatory oversight and review. Our goal is to be the safest workplace within the industries in which we operate.

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From 2019 to 2023, our worldwide lost time incident rate improved by 60% and our worldwide recordable incident rate improved by 30%. From 2022 to 2023, our worldwide lost time incident rate improved by 16% and our worldwide recordable incident rate improved by 8%.

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The proposal’s claims that our injury rates are significantly higher than the industry average are incorrect and, in contrast to what this proposal suggests, we do not require employees to meet specific productivity quotas.

	AGAINST	78

Global Impact Highlights
Our Customers
We obsess over how to make customers’ lives better and easier every day with new and improved products and services. This is true for consumers, sellers, brands, developers, enterprises, and creators.
We deliver low prices, vast selection, and convenience. In the last year, we:
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Held record-breaking shopping events to help consumers save, including our Black Friday and Cyber Monday holiday shopping event, where customers purchased more than 1 billion items and saved nearly 70% more compared to the 11-day period ending on Cyber Monday 2022. This comes on the heels of our biggest-ever Prime Day, where customers saved more than $2.5 billion, and our largest two-day October Holiday Kick-off event—Prime Big Deal Days, where Amazon Prime members saved more than $1 billion.
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Delivered to Prime members at the fastest speeds ever globally, with more than 7 billion units arriving the same or next day, including more than 4 billion in the U.S. and 2 billion in Europe.
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Launched new and enhanced devices and services, including new Fire TV features, like a generative artificial intelligence (“AI”) powered search; the next generation of Echo smart speakers; expanded home security offerings through Ring and Blink; improved Wi-Fi speeds with eero Max 7; and the Fire Max 11 tablet.
We created new generative AI tools to invent new consumer and seller experiences, such as:
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Rufus, a generative AI-powered conversational shopping experience.

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Customer review highlights, a generative AI-powered feature that lets shoppers in our store quickly determine what other customers are saying about a product before reading through reviews.

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A tool to help sellers create product listings through generative AI.

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A preview of a smarter and more conversational Alexa, powered by generative AI and a large language model custom-built for voice interactions.

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A generative AI solution to help brands produce lifestyle imagery that can improve the performance of their ads while also making them more engaging.

We launched new generative AI tools and services for AWS customers. In the last year, we:
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Reimagined the future of work with new generative AI applications. For example, we launched Amazon Q, the coding companion from AWS. Q is an expert on AWS—it writes code, debugs code, tests code, and does translations, such as moving from an old version of Java to a new one. It can also query AWS customers’ various data repositories to answer questions, summarize data, carry on a conversation, and take action. We also announced the general availability of Amazon CodeWhisperer, an AI-powered productivity tool that generates code suggestions in real time based on a developer’s natural language comments and existing code, providing a giant leap forward in developer productivity.

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Provided general availability of Amazon Bedrock, AWS’s fully-managed service for customers to leverage existing large language models and customize them with their own data to build generative AI applications securely, privately, and responsibly.

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Announced and launched new chips, including AWS Inferentia2 chips optimized for large-scale generative AI applications with models containing hundreds of billions of parameters, while delivering the lowest cost per inference in the cloud, and AWS Trainium2 chips designed to deliver up to 4x faster training for generative AI applications while improving energy efficiency up to 2x compared to first generation Trainium chips.

We continue to invest in new areas of the business that we believe customers will love, such as:
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Our low Earth orbit satellite broadband initiative, Project Kuiper, which launched two prototype satellites into space and achieved a 100% success rate for the mission. The mission validated key technologies that underpin the satellite broadband network, allowing Project Kuiper to scale satellite production ahead of a full-scale deployment beginning this year. This initiative is designed to provide fast, affordable broadband to communities around the world that are currently unserved or underserved by traditional internet and communications options.

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World-class entertainment through Prime Video, including Thursday Night Football, the first-ever Black Friday National Football League game, and Amazon Originals films and series like Reacher, Invincible, Mr. and Mrs. Smith, and Citadel.

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New offerings to help customers get and stay healthy, including an expanded Amazon Clinic virtual health care marketplace and the acquisition of One Medical, a primary care organization.

Our Employees and Partners
In addition to our focus on customers, we strive to make every day better for our employees and partners.
We continue to invest in offering competitive pay and benefits for our people around the world, including:
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Our largest-ever annual investment in U.S. hourly employee pay—$1.3 billion—bringing the average hourly wage for customer fulfillment and transportation roles to more than $20.50 per hour. Over the last five years, we have invested $10 billion in hourly employee wage increases.
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A £170 million investment in UK hourly employees—bringing the average hourly wage for frontline operations employees to between £11.80 and £12.50.
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14 new benefits to support employees and their families, including financial wellness resources, mental health offerings, and temporary schedule adjustment policies for flexibility. We also extended family-building and fertility benefits to support more than 1 million employees and their partners.
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An $840 million investment in the Delivery Service Partner (DSP) program in the U.S. to support DSPs in providing higher wages and more benefits to drivers, including childcare-support services and tuition reimbursement for coursework at accredited universities as part of the Next Mile education program, which already offers access to more than 2,000 academic programs and up to $5,250 in annual tuition coverage.
We are committed to safety, and continue to increase our investments in keeping our team safe, including:
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Facility improvements, safety technology, vehicle safety controls, and engineered ergonomic solutions to reduce risks for employees, partners, and communities.

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New robotics technology in our fulfillment centers. For example, Sequoia is a new robotics system that supports employee safety by collecting inventory into totes and bringing the totes to newly designed ergonomic workstations, and Robin uses a robotic arm to help sort customer orders, helping reduce repetitive employee movements like lifting, stacking, and turning at our facilities.

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$200 million invested in safety technologies across Amazon’s U.S. transportation network, including front-collision and lane-departure warning systems, speed limiters, and 360-degree camera detection.

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Automated Vehicle Inspection (“AVI”), an AI-powered technology that performs a full-vehicle inspection in seconds. The system runs on AWS and can spot anomalies in our delivery vans—from tire deformities and undercarriage wear to bent or warped body pieces—before they become on-road problems. AVI is available in Canada, Germany, the UK, and the U.S.

From 2019 to 2023, our worldwide lost time incident rate improved by 60% and our worldwide recordable incident rate improved by 30%. From 2022 to 2023, our worldwide lost time incident rate improved by 16% and our worldwide recordable incident rate improved by 8%.
We continue to focus on inclusive experiences and technology for employees, customers, and communities across the world. Some of the steps we’ve taken include:
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Since 2022, increasing the number of women in senior-level science, technology, engineering, and math-focused roles at Amazon by 66%; increasing senior-level Black and Latino/a/x leaders across the U.S. by 39% and 32%, respectively; and increasing Black and Latino/a/x talent across mid-level positions in the U.S. by 25% and 27%, respectively.

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Supporting 13 employee affinity groups, which play an important role in building internal networks for creating a community, advising Amazon business units, leading in service projects, and reaching out to communities where Amazonians live and work.

Learn more at aboutamazon.com/workplace.

Our Planet
We combine data and science with passion and invention to drive everything we do, and we’re applying that same tenacity to how we address some of the world’s biggest environmental challenges.
We set a goal to reach net-zero carbon by 2040 as part of The Climate Pledge, which Amazon co-founded and became the first signatory of in 2019. The Climate Pledge brings together the world’s top companies to accelerate joint action, cross-sector collaboration, and responsible change. We are joined by more than 450 Pledge signatories to date. We also continue to invest in innovation through the Climate Pledge Fund, a $2 billion venture investment program supporting the advancement of sustainable technologies and services.
We continue investing in carbon-free energy to lower our emissions. Some of the highlights in this area include:
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We were named the largest corporate buyer of renewable energy according to BloombergNEF for the fourth year in a row.
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We invested in more than 100 new solar and wind projects in 2023 and now have more than 500 wind and solar projects globally.
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We are innovating through new approaches to renewable energy, both directly—including our first brownfield solar project, which will repurpose a previously polluted Maryland coal mine site into a solar farm—and indirectly—including through the Right Now Climate Fund, which supports projects like a first-of-its-kind seaweed farm and a year’s worth of scientific research into carbon reduction through seaweed farming.
We’re committed to delivering the products our customers love in packaging that protects their items, while minimizing waste and materials used. We continued our efforts in sustainable packaging, including:
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Since 2015, we’ve reduced per-shipment packaging weight by 41% on average, avoiding more than 2 million tons of packaging—the equivalent weight of more than 173 Space Needles, Seattle’s iconic tower.

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We are decreasing single-use plastic delivery packaging across our global operations and increasing the number of shipping orders globally without any additional Amazon packaging.

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In Europe, we replaced our single-use plastic delivery packaging with 100% recyclable paper and cardboard packaging in our fulfillment network.

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In India, we eliminated single-use, thin-film plastic packaging from the country’s fulfillment network.

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In the U.S., we launched the first fulfillment center to exclusively use paper packaging that’s curbside recyclable, part of a multi-year plan to convert U.S. fulfillment centers to paper packaging.

We expanded the use of zero-emission vehicles to help minimize our impact on the environment, including:
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We now have more than 10,000 custom electric delivery vehicles from Rivian on the road across the U.S., and we also brought the custom vans to Europe last year.

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We have installed over 12,000 chargers at more than 100 delivery stations across the U.S.

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We have more than 15 varieties of electric vehicles on the road across the U.S., the European Union, and India, including delivery vehicles, e-cargo bikes, and e-rickshaws.

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We transported goods on the world’s first-ever zero-emission capable cargo ship, taking our efforts to decarbonize our transportation network to the seas.

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We invested in solutions like green hydrogen and other alternative fuel methods, such as ultra-low carbon electrofuels, for our delivery and operations.

We continued our commitment to sustainability in our AWS business, including:
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More than doubling the amount of lower-carbon concrete and steel used to build our data centers in 2023 compared to 2022.

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Setting our first water sustainability goal on our path to be water positive by 2030, returning more water than AWS uses in its operations. Once completed, AWS’s water replenishment projects are expected to return to local communities 3.9 billion liters of water each year. AWS is a leader among cloud providers in water use efficiency.

Learn more at sustainability.aboutamazon.com.

Our Communities
We are committed to our communities and provide cash, product donations and in-kind services to support millions of people. We work to make a difference in the world by empowering and supporting our teams and partners to build long-lasting solutions to some of society’s biggest challenges.
Our investments benefit communities by bringing additional economic vibrancy and creating new opportunities for people living there. The impact we bring to communities includes:
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Investing more than $1 trillion in the U.S. since 2010, which has supported more than 2 million indirect jobs.

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Through AWS, supporting an estimated annual average of nearly 30,000 jobs in local communities, investing more than $108 billion in U.S. cloud infrastructure from 2011 through 2022, and contributing nearly $38 billion to the U.S. economy.

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Creating much-needed jobs in rural communities—two of every five U.S. jobs we create are in small towns, and 47% of people working across our fulfillment and operations network were unemployed before joining Amazon.
Education changes lives, and we invest in programs to help children, higher-education students, and adult learners unlock their potential. Some examples in the last year include:
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Our global philanthropic education programs—like Amazon Future Engineer—supported 3.9 million students across seven countries. In the U.S. alone, 6,000 schools and 560,000 students received science, technology, engineering, and math (STEM) education, literacy, and career exploration courses last year thanks to help from our investments. We also helped train over 16,000 teachers to deliver computer science education.
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We awarded 400 college scholarships for students from underserved and underrepresented communities.

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We launched “AI Ready,” a commitment designed to provide free AI skills training to 2 million people globally by 2025, removing cost as a barrier to accessing AI and generative AI education.

We look to apply our innovative spirit and resources to help improve our communities. Some of the ways we are building stronger communities include:
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Through our Amazon Housing Equity Fund, we expanded access to affordable homes in our hometown communities of Washington state’s Puget Sound region; the Arlington, Virginia region; and Nashville, Tennessee. So far, we’ve committed $1.8 billion to the program. We also announced a $40 million program to help moderate-income residents in our hometown communities become homeowners.

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In 2022, we donated more than $450 million in cash to local organizations around the world. Amazon was recognized as the top corporate giver in the Puget Sound and Washington, D.C. regions.

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Since 2020, we’ve delivered more than 33 million meals directly to underserved families and donated over 88 million pounds of food to food banks.

Our disaster relief and response efforts leverage our technology and global logistics network to provide fast, effective aid for communities impacted by natural disasters:
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We activated our disaster relief teams to provide support in response to wildfires in Maui, Chile, and Colombia, Hurricane Idalia in Florida, Hurricane Otis near Acapulco, Mexico, and earthquakes in Morocco, Türkiye, and Syria. Additionally, AWS helped set up temporary communications infrastructure to help provide internet and phone connectivity in Maui and funded mappers to assess the earthquake-affected areas in Morocco.

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We doubled the capacity of our Disaster Relief Hub in Atlanta, Georgia, where 2.4 million relief items were pre-positioned ahead of the 2023 hurricane season. We also launched a Disaster Relief Hub in Japan, bringing our global total number of Disaster Relief hubs to five.

Learn more at aboutamazon.com/impact/community and read our Community Impact Report at https://www.aboutamazon.com/community-impact-report.

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
Date and Time	Virtual Meeting Site
Wednesday, May 22, 2024 9:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/AMZN2024
Items of Business:	Our Board of Directors Recommends You Vote:
• To elect the twelve directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified	FOR the election of each director nominee

• To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2024	FOR the ratification of the appointment

• To conduct an advisory vote to approve our executive compensation	FOR approval, on an advisory basis

• To consider and act upon the shareholder proposals described in the Proxy Statement, if properly presented at the Annual Meeting	AGAINST each of the shareholder proposals

• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof

The Board of Directors has fixed March 28, 2024 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors
Mark F. Hoffman
Secretary
Seattle, Washington
April 11, 2024
Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 22, 2024. The Proxy Statement and our 2023 Annual Report are available at www.proxyvote.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental, social, and other sustainability plans, initiatives, projections, goals, commitments, expectations, or prospects, are forward-looking. We use words such as anticipates, believes, commits, expects, future, goal, intends, plans, projects, seeks, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results or outcomes could differ materially due to a variety of factors. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2023 Annual Report on Form 10-K and our 2022 Amazon Sustainability Report. Any standards of measurement and performance made in reference to our environmental, social, and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

AMAZON.COM, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 22, 2024
The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (“Amazon” or the “Company”) for the Annual Meeting of Shareholders to be held virtually, via the Internet, at 9:00 a.m., Pacific Time, on Wednesday, May 22, 2024, and any adjournment or postponement thereof. For more information about the Annual Meeting, including how to attend and vote your shares, please see “Annual Meeting Information” on page 106.
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Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 11, 2024.

2024 Proxy Statement       1

ITEM 1—ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at twelve, as of the Annual Meeting. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposed that the following twelve nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Jeffrey P. Bezos • Andrew R. Jassy • Keith B. Alexander • Edith W. Cooper • Jamie S. Gorelick • Daniel P. Huttenlocher	• Andrew Y. Ng • Indra K. Nooyi • Jonathan J. Rubinstein • Brad D. Smith • Patricia Q. Stonesifer • Wendell P. Weeks
Each of the nominees is currently a director of Amazon.com, Inc. and has been elected to hold office until the 2024 Annual Meeting or until his or her successor has been elected and qualified. Brad D. Smith was elected as a director by the Board of Directors effective September 13, 2023, Andrew Y. Ng was elected as a director by the Board of Directors effective April 9, 2024, and the other nominees were most recently elected at the 2023 Annual Meeting. Biographical and related information on each nominee is set forth below. On April 9, 2024, Judith A. McGrath informed the Company that she would not stand for re-election at the Annual Meeting.
The Board expects that the twelve nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
Why We Recommend You Support This Proposal

•
We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

•
Our director nominees reflect our commitment to diversity, with four women and three directors from underrepresented racial/ethnic groups.

•
The Board actively oversees our numerous environmental, sustainability, social, and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, oversees and receives regular reports on our regulatory compliance, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee take into account the qualities they seek for directors, and the directors’ individual qualifications, skills, expertise, and background in the context of the Company’s operations, so that collectively the Board operates as a diverse, engaged, and effective body to oversee and direct the Company’s management, operations, and strategy. Each of our director candidates possesses many skills and qualifications that enable them to effectively and productively contribute to the Board’s oversight of Amazon, and key aspects of their skills, qualifications, expertise, and background are discussed below in each biography and under “Director Nominee Diversity, Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board, the Board’s current composition and succession planning, and the Company’s evolving business needs.
Biographical Information

Jeffrey P. Bezos
Founder and Executive Chair of
Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Bezos’s individual qualifications and skills as a director include his customer-focused point of view, his willingness to encourage invention, his long-term perspective, and his ongoing contributions as founder and Executive Chair.
Background
Mr. Bezos has been Chair of the Board since founding the Company in 1994. Prior to becoming Executive Chair in July 2021, he served as Chief Executive Officer from May 1996 to July 2021 and as President from founding until June 1999 and again from October 2000 to July 2021.
Other Experience and Qualifications
•
Executive Chair of the Bezos Earth Fund, which he founded with a commitment of $10 billion to be disbursed as grants within the current decade to fight climate change and protect nature

•
Founded the Bezos Day One Fund, a $2 billion commitment to focus on making meaningful and lasting impacts in two areas: funding existing non-profits that help families experiencing homelessness and creating a network of new, non-profit tier-one preschools in low-income communities

•
Founded Blue Origin with the vision of enabling a future where millions of people are living and working in space for the benefit of Earth

•
Owns The Washington Post, a major U.S. newspaper dedicated to the principles of a free press and winner of more than 70 Pulitzer Prizes

Age: 60	Director since: July 1994	Board committees: None	Other current public company boards: None

2024 Proxy Statement       3

BOARD OF DIRECTORS INFORMATION

Andrew R. Jassy
President and
CEO of Amazon
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand Management

Expertise Provided to the Board
Mr. Jassy’s customer-focused and long-term-oriented approach, as well as his deep knowledge of and experience across all of the Company’s businesses, including as the first Chief Executive Officer and leader of Amazon Web Services, provides the Board a unified vision of the Company’s operations and long-term strategy, an experienced perspective on the Company’s workplace environment and culture, including its initiatives related to diversity and inclusion and employee engagement and effectiveness, and key insights into the Company’s strategy, challenges, and successes.
Background
Mr. Jassy has been President and Chief Executive Officer of the Company since July 2021. He founded and led Amazon Web Services since its inception in 2006, serving as its Chief Executive Officer from April 2016 to July 2021 and its Senior Vice President from April 2006 until April 2016. Mr. Jassy joined the Company in 1997, and, prior to founding AWS, he held various leadership roles across the Company, including leading both businesses and functional areas.
Other Experience and Qualifications
•
Trustee and sponsor of Rainier Scholars, a program that offers a pathway to college graduation and career success for underrepresented students of color, since 2011

•
Chair and founding member of the board of directors of Rainier Prep, a charter middle school committed to college and career readiness for limited-income and immigrant students and students of color

Age: 56	Director since: July 2021	Board committees: None	Other current public company boards: None

BOARD OF DIRECTORS INFORMATION

General (Ret.) Keith B. Alexander
Former CEO, President, and
Chair of IronNet, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Risk Management

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Gen. Alexander’s experience as a high-ranking military official responsible for intelligence and national security affairs helps the Board to better assess and manage the risks and opportunities of emerging technologies and cybersecurity issues, and provides the Board important perspectives on public policy matters and international geopolitical dynamics and risks. His service in the armed forces also provides experience managing large, diverse, and talented workforces.
Background
General (Ret.) Keith B. Alexander was Chief Executive Officer and President of IronNet, a cybersecurity technology company he founded, from 2014 to July 2023, and also served as a director and Chair from 2014 to February 2024. Gen. Alexander served as the Commander of U.S. Cyber Command from May 2010 to March 2014 and was Director of the National Security Agency and Chief of the Central Security Service from August 2005 to March 2014.
Other Experience and Qualifications
•
Director of CSRA, Inc. from November 2015 to April 2018

Age: 72	Director since: September 2020	Board committees: Security (Chair)	Other current public company boards: None

2024 Proxy Statement       5

BOARD OF DIRECTORS INFORMATION

Edith W. Cooper
Co-Founder of Medley Living, Inc. and Former EVP of Goldman Sachs Group, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

Expertise Provided to the Board
Ms. Cooper brings deep human capital management expertise to the Board, including from her nine years as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs, and her prior work heading up various business units at Goldman Sachs informs the Board’s assessment of capital markets and business strategy. She also brings a unique combination of personal experience with the challenges that face small and medium-sized businesses and the perspective of overseeing rapidly growing and innovating companies as well as large international companies operating in technology, consumer markets, and financial investment and management fields.
Background
Ms. Cooper is a co-founder of Medley Living, Inc., a membership-based community for personal and professional growth that launched in September 2020. In addition, Ms. Cooper served as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs from March 2008 to December 2017. Previously at Goldman Sachs, Ms. Cooper led various client franchise businesses for the firm.
Other Experience and Qualifications
•
Director of PepsiCo, Inc. since September 2021; director of MSD Acquisition Corp. from March 2021 to March 2023; director of EQT AB from October 2018 to June 2022; director of Etsy, Inc. from April 2018 to September 2021; and director of Slack Technologies, Inc. from January 2018 to July 2021

•
Trustee of the Museum of Modern Art since 2017

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Member of the Museum Council of the Smithsonian National Museum of African American History and Culture since 2018

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Trustee of Mount Sinai Health Systems, Institute for Health Equity Research, an organization dedicated to addressing longstanding disparities in health and health care, since 2017

Age: 62	Director since: September 2021	Board committees: Leadership Development and Compensation (Chair)	Other current public company boards: PepsiCo, Inc.

BOARD OF DIRECTORS INFORMATION

Jamie S. Gorelick
Partner with Wilmer Cutler
Pickering Hale and Dorr LLP
Additional Skills:
•
Human Capital Management

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

Expertise Provided to the Board
Ms. Gorelick brings a unique perspective to the Board on domestic and international public policy and government regulation issues through her broad and extensive experience in the federal government and with a leading law firm. She also has extensive experience addressing and advising on diversity, equity, and inclusion topics, both on a policy level and in practice in the workplace, through her work advising companies and institutions on anti-harassment, non-discrimination, and gender and race issues, and is sought after as a counselor on climate, environmental regulation, and environmental issues. Her service on other large international public company boards and her experience advising large publicly traded companies on corporate governance, crisis management, and regulatory and compliance issues helps the Board anticipate and navigate governance and policy matters.
Background
Ms. Gorelick has been a partner with the law firm Wilmer Cutler Pickering Hale and Dorr LLP since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States.
Other Experience and Qualifications
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Director of VeriSign, Inc. since January 2015; director of United Technologies Corporation from February 2000 to December 2014; and director of Schlumberger Limited from April 2002 to June 2010

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Chair of the Urban Institute, the United States’ leading research organization dedicated to developing evidence-based insights that improve people’s lives and strengthen communities, since 2014 and a director since 2004

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One of the founding supporters of the Washington Legal Clinic for the Homeless, where she was also a long-time board member

•
Served as board member of the National Women’s Law Center

Age: 73	Director since: February 2012	Board committees: Nominating and Corporate Governance	Other current public company boards: VeriSign, Inc.

2024 Proxy Statement       7

BOARD OF DIRECTORS INFORMATION

Daniel P. Huttenlocher
Dean of MIT Schwarzman College
of Computing
Additional Skills:
•
Human Capital Management

•
Risk Management

•
Community & Stakeholder
Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Huttenlocher’s extensive experience as an internationally-recognized computer scientist holding senior positions at Massachusetts Institute of Technology (MIT) and Cornell University, Cornell Tech, and the Xerox Palo Alto Research Center, puts him in the forefront of emerging computing technologies, helping the Board assess technology opportunities available to the Company, while his work as a college administrator contributes to his human capital management experience. He also brings to the Board a unique understanding of the intersection between human capital and technology, computing, and robotic advancements that directly relate to the Company’s current and future workforce, informing such areas as key investments in safety, ergonomics, and use of robotics. He also brings deep insight into artificial intelligence as an emerging technology and the way it is transforming society, which he explored as a co-author of the book “The Age of AI: And Our Human Future”. His work as an administrator, researcher, and educator in a university environment further provides the Board insights into culture, career development, and work/life interests of a young and technologically-sophisticated population.
Background
Dr. Huttenlocher has been the Dean of MIT Schwarzman College of Computing since August 2019. He served as Dean and Vice Provost, Cornell Tech, a research, technology commercialization, and graduate-level educational facility of Cornell University, from 2012 to July 2019 and worked in various positions for Cornell University from 1988 to 2012.
Other Experience and Qualifications
•
Director of Corning Incorporated since February 2015

•
Board member of the John D. and Catherine T. MacArthur Foundation from 2010 to 2022, including serving as chair from 2018 to 2022

Age: 65	Director since: September 2016	Board committees: Leadership Development and Compensation Security	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION

Andrew Y. Ng
Managing General Partner,
AI Fund LP
Founder, DeepLearning.AI LLC and Landing AI, Inc.
Chairman and Co-Founder, Coursera, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Community & Stakeholder Relations

•
Emerging Technology &
Innovation

Expertise Provided to the Board
Dr. Ng is a global leader in both AI and education. His academic and private sector work developing machine learning and deep learning algorithms and supporting companies developing and adopting AI applications informs the Board’s perspective on the opportunities and challenges that AI presents and its transformative social and business potential. Dr. Ng has authored or co-authored more than 200 research papers on machine learning, robotics, and other related fields, bringing deep insight into a range of emerging technologies. Dr. Ng is also a successful entrepreneur, having founded several companies and has worked closely with entrepreneurs through AI Fund , which supports entrepreneurs to build AI companies. This experience supports the Board’s evaluation of developments in AI, machine learning, and related technologies and oversight of related risks. As a founder, an executive, and a successful educator in both traditional university and innovative online environments, Dr. Ng also has important human capital management skills, with particular insight into young and technologically-sophisticated populations.
Background
Dr. Ng has served as Managing General Partner of AI Fund, a venture studio that supports entrepreneurs in building AI companies, since January 2018. Dr. Ng also has led DeepLearning.AI, an education technology company he founded to provide AI training, since June 2017. Dr. Ng is also the Founder of Landing AI, which provides computer vision software, and has been the Chief Executive Officer and Chair since October 2017.
Dr. Ng also serves as an adjunct professor at Stanford University.
Dr. Ng co-founded and served as co-Chief Executive Officer of Coursera, an open online course provider, from January 2012 until April 2014; he has also served as Chairman of the company since 2014.
Other Experience and Qualifications
•
Chief Scientist & VP of Baidu, Inc., a multinational technology company, from May 2014 to April 2017

•
Founding Lead of Google, Inc.’s Google Brain (Deep Learning) Project, from 2011 to 2012

Age: 47	Director since: April 2024	Board committees: Leadership Development and Compensation	Other current public company boards: Coursera, Inc.

2024 Proxy Statement       9

BOARD OF DIRECTORS INFORMATION

Indra K. Nooyi
Former Chair and CEO
of PepsiCo, Inc.
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mrs. Nooyi’s leadership experience holding a variety of senior executive roles over a 25-year career at PepsiCo, including as Chief Executive Officer, President, and Chief Financial Officer, helps the Board oversee the risks and management of a large corporation with international operations, including financial planning, capital allocation, marketing, and accounting matters, and assess the Company’s grocery businesses and consumer-focused product development. At PepsiCo, Mrs. Nooyi managed a global workforce that included several hundred thousand employees, and was the architect of Performance with Purpose (“PwP”), a business transformation strategy focused on delivering financial performance while shifting the company’s portfolio to healthier products, reducing water use and the company’s carbon footprint and moving to a closed loop plastics system, and creating an environment at PepsiCo where all employees could be supported as associates and family builders/nurturers. This experience provides an important perspective as the Board guides the Company’s continued focus on constant invention and customer obsession.
Background
Mrs. Nooyi was the Chief Executive Officer of PepsiCo, a multinational food, snack, and beverage company, from October 2006 to October 2018, where she also served as the Chair of its board of directors from May 2007 to February 2019. She was elected to PepsiCo’s board of directors and became its President and Chief Financial Officer in 2001, and held leadership roles in finance and corporate strategy and development after joining PepsiCo in 1994.
Other Experience and Qualifications
•
Director of Royal Philips since May 2021; director of Schlumberger Limited from April 2015 to April 2020

•
Member of the Dean’s Advisory Council at MIT’s School of Engineering since 2020

•
Director of Partnership for Public Service, a non-profit, nonpartisan organization that strives for a more effective government for the American people, since 2019

•
Trustee of Memorial Sloan Kettering Cancer Center, the world’s oldest and largest private cancer center, since 2020

•
Trustee of the National Gallery of Art since 2021

Age: 68	Director since: February 2019	Board committees: Audit (Chair)	Other current public company boards: Royal Philips

BOARD OF DIRECTORS INFORMATION

Jonathan J. Rubinstein
Former co-CEO of Bridgewater
Associates, LP
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Rubinstein brings to the Board the perspective of a proven technology builder, innovator, and business leader, including overseeing product design, development, marketing, and manufacturing, with particular relevance for the Company’s devices and consumer electronics businesses. He also provides experience with operations and financial statement and accounting matters. Mr. Rubinstein also supports the Board through his deep experience addressing talent development, management, and retention, including oversight of workplace environment and culture and diversity, equity, and inclusion matters, through his roles as a senior executive and director at numerous technology and finance companies.
Background
Mr. Rubinstein was co-Chief Executive Officer of Bridgewater Associates, a global investment management firm, from May 2016 to April 2017. Previously, Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company, a multinational information technology company, from July 2011 to January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at Hewlett-Packard from July 2010 to July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by Hewlett-Packard in July 2010, and Chair of the Board of Palm, Inc. from October 2007 through the acquisition. Prior to joining Palm, Mr. Rubinstein was a Senior Vice President at Apple Inc., also serving as the General Manager of the iPod Division.
Other Experience and Qualifications
•
Lead director of Robinhood Markets, Inc. since May 2021; director of Qualcomm Incorporated, from May 2013 to May 2016

Age: 67	Director since: December 2010	Board committees: Nominating and Corporate Governance (Chair) Security	Other current public company boards: Robinhood Markets, Inc.

2024 Proxy Statement       11

BOARD OF DIRECTORS INFORMATION

Brad D. Smith
President of Marshall University
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Mr. Smith’s 19 years of senior executive leadership experience at Intuit, where he led its transformation from a North American desktop company to a global cloud product and financial platform company designed to empower and delight consumers, the self-employed, and small businesses, provides the Board with keen insights in cloud computing, privacy, and the development and marketing of consumer and small-business services. He also contributes to the Board’s depth of senior executive experience guiding corporate strategy, business transformation, and capital allocation. Mr. Smith has deep human capital management experience, including guiding and overseeing workplace environment and culture, having retained and fostered Intuit’s core values and character through a decade of transformative growth that placed the company on “Best Places to Work” lists over multiple years.
Background
Mr. Smith has served as President of Marshall University since January 2022. Mr. Smith served as Executive Chairman of Intuit Inc., a business software company, from January 2019 to January 2022, President and Chief Executive Officer of Intuit from January 2008 to December 2018, and Chairman of the board of directors of Intuit from January 2016 to January 2019.
Other Experience and Qualifications
•
Director of Humana Inc. since September 2022; director of Nordstrom, Inc. from January 2013 to May 2022; and director of Momentive Global Inc. (formerly SVMK Inc.) from May 2017 to February 2022

•
In 2019, founded the Wing 2 Wing Foundation, which seeks to provide resources and guidance for education, equality, and entrepreneurship in underserved and overlooked communities in the United States

Age: 60	Director since: September 2023	Board committees: Audit	Other current public company boards: Humana Inc.

BOARD OF DIRECTORS INFORMATION

Patricia Q. Stonesifer
Former President and CEO of
Martha’s Table
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Community & Stakeholder
Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

•
Retail & Digital Commerce

•
Marketing, Media, & Brand
Management

Expertise Provided to the Board
Ms. Stonesifer’s extensive leadership and financial management experience at for-profit, government, and non-government organizations, experience with emerging technologies and consumer-focused product development and marketing issues, and in-depth knowledge of the Company’s business, growth, and culture helps the Board oversee the Company’s operations and strategy. Her broad public policy perspective gained through her past and on-going roles helps the Board assess and manage business and political risks and opportunities.
Background
Ms. Stonesifer served as the interim Chief Executive Officer of the Washington Post from June 2023 to January 2024. She served as the President and Chief Executive Officer of Martha’s Table, a non-profit, from April 2013 to March 2019. She served as Chair of the Board of Regents of the Smithsonian Institution from January 2009 to January 2012 and as Vice Chair from January 2012 to January 2013. From September 2008 to January 2012, she served as senior advisor to the Bill and Melinda Gates Foundation, a private philanthropic organization, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division, and also served as the Chairwoman of the Gates Learning Foundation from 1997 to 1999.
Other Experience and Qualifications
•
Trustee of The Rockefeller Foundation, a private foundation dedicated to promoting the well-being of humanity throughout the world, since 2019

•
Vice Chair of the Board of Directors of Co-Impact, a global philanthropic collaborative supporting locally-rooted coalitions working to achieve impact at scale in Africa, Asia, and Latin America, since 2022

•
Member of the Museum Council of the Smithsonian National Museum of African American History and Culture from 2012 to 2020, and emeritus member of the Museum Council since 2021

•
Member of the Board of Advisors of TheDream.US, a college access and success program for immigrant students, since 2020

Age: 67	Director since: February 1997	Board committees: Nominating and Corporate Governance	Other current public company boards: None

2024 Proxy Statement       13

BOARD OF DIRECTORS INFORMATION

Wendell P. Weeks
Chairman and CEO of
Corning Incorporated
Additional Skills:
•
Human Capital Management

•
Global Business & Operations

•
Public Company Executive

•
Financial

•
Risk Management

•
Community & Stakeholder Relations

•
Public Policy & Geopolitics

•
Emerging Technology &
Innovation

Expertise Provided to the Board
As the long-tenured chief executive of Corning, a 170+ year-old company that has grown by combining unparalleled expertise in science and physics with deep manufacturing and engineering capabilities, Mr. Weeks brings to the Board a strong commitment to product development, innovation, invention, and technology, reinforced by his experience having earned 34 U.S. patents, combined with expertise in capital allocation, business finance and accounting, strategy execution, and global operations management. His oversight of climate change initiatives in the areas of clean air and renewable energy, including Corning’s creation of new products in glass and ceramics vital to industry transformation, helps the Board oversee sustainability matters, while his work with a diverse and global unionized and non-unionized workforce and his experience launching Corning’s Office of Racial Equality and Social Unity, which is responsible for advancing community partnerships to support school diversity, community activism, and economic growth, provides an informed perspective on the Company’s human capital, workplace safety, and community engagement initiatives.
Background
Mr. Weeks has been the Chief Executive Officer of Corning, a glass and materials science innovator, since April 2005 and Chairman of the board of directors since April 2007. He has also held a variety of financial, commercial, business development, and general management positions across Corning’s Market-Access Platforms and technologies since he joined the company in 1983.
Other Experience and Qualifications
•
Director of Merck & Co., Inc. from February 2004 to May 2020

•
Member of the Board of Trustees for the Corning Museum of Glass, which is dedicated to enriching and engaging local and global communities by sharing knowledge, collections, programs, facilities, and resources, since 2001

•
Member of the Board of Trustees for the Institute for Advanced Study

•
Member of the Liveris Academy Honorary Board

•
Member of the White House Advisory Committee for Trade Policy and Negotiations

Age: 64	Director since: February 2016	Board committees: Audit	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION
Director Nominee Diversity, Tenure, Skills, and Characteristics
The Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time. Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; Internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing.
Board Diversity
As stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, the Nominating and Corporate Governance Committee seeks out candidates with a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which the Committee selects director candidates. When considering candidates as potential Board members, the Board and the Nominating and Corporate Governance Committee evaluate the candidates’ ability to contribute to such diversity. The Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. Currently, of our ten independent director nominees, four are women, three are from underrepresented racial/ethnic groups, and five have served for five years or less.
Board Diversity Matrix (As of April 11, 2024)
Total Number of Directors	13*
	Female	Male
Directors	5	8
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	1	—
Asian	1	1
White	3	7

*
Ms. McGrath is not standing for re-election at the Annual Meeting.

Board Tenure
Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors (with four new directors on-boarding and three directors leaving within the last three years). The tenure range of our director nominees is as follows:
Tenure on Board	Number of Director Nominees
More than 10 years	4
6-10 years	2
5 years or less	6

2024 Proxy Statement       15

BOARD OF DIRECTORS INFORMATION
Board Skills and Characteristics
Each of our director nominees has substantial senior leadership experience needed to oversee a company of our size and scale, human capital management experience that is required to oversee our large, diverse, and talented workforces, and other relevant professional experience. Key skills, qualifications, and attributes of our director nominees include:
	Bezos	Jassy	Alexander	Cooper	Gorelick	Huttenlocher	Ng	Nooyi	Rubinstein	Smith	Stonesifer	Weeks
Human Capital Management: Experience managing employee development, retention, and relations on a large scale													12
Global Business & Operations: Brings a deep understanding of international dynamics relevant to our global footprint and complex operations													10
Public Company Executive: Experience as a senior executive at a publicly traded company													10
Financial: Experience relevant to overseeing financial strategy and operations, capital allocation, and reporting													9
Risk Management: Experience relevant to overseeing the strategy and risks of a complex organization, including cybersecurity													10
Community & Stakeholder Relations: Experience in the non-profit or NGO community and supporting communities and other stakeholders													10
Public Policy & Geopolitics: Experience navigating complex stakeholder considerations with domestic and international governments													8
Emerging Technology & Innovation: Expertise relevant to overseeing our various and rapidly evolving technological opportunities and risks, including cloud-based services, AI, cybersecurity, and devices													9
Retail & Digital Commerce: Experience relevant to overseeing our customer- and partner-focused businesses, product development, privacy protections, and retail operations													6
Marketing, Media, & Brand Management: Experience relevant to overseeing our marketing strategies, entertainment development, and brand building													6

BOARD OF DIRECTORS INFORMATION
Corporate Governance
Board Leadership
The Board is responsible for the control and direction of the Company. The Board represents the shareholders and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board, and Jeff Bezos, our founder, currently serves as Executive Chair. The Board believes that this leadership structure is appropriate given Mr. Bezos’s role in founding Amazon and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders.
In addition, the independent directors on the Board have appointed a lead director from the Board’s independent directors, currently Jamie S. Gorelick, in order to promote independent leadership of the Board. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.
Director Independence and Other Considerations
The Board has determined that the following directors are independent as defined by Nasdaq rules: Gen. Alexander, Ms. Cooper, Ms. Gorelick, Dr. Huttenlocher, Ms. McGrath, Dr. Ng, Mrs. Nooyi, Mr. Rubinstein, Mr. Smith, Ms. Stonesifer, and Mr. Weeks. In assessing directors’ independence, the Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Gen. Alexander, the Board considered payments to Amazon for AWS services in the past three years in the ordinary course of business from IronNet during the period when Gen. Alexander served as that company’s Chief Executive Officer and President, which were under standard, arms-length terms and were not significant to the Company. In October 2023, IronNet filed a voluntary petition for reorganization under the U.S. Bankruptcy Code. For Ms. Stonesifer, the Board considered payments in the last three years in the ordinary course of business from Amazon to entities that publish The Washington Post, including during the period when Ms. Stonesifer served as interim Chief Executive Officer. For Mr. Weeks, the Board considered payments in the past three years in the ordinary course of business from the Company to Corning Incorporated or its affiliates. All such payments were not significant for any of these companies.
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Leadership Development and Compensation Committee, the Nominating and Corporate Governance Committee, and the Security Committee.
The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and political contributions and lobbying expenses.
The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters, including workplace health and safety, culture, diversity, discrimination, and harassment.
The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to our environmental, sustainability, and corporate social responsibility practices, including risks related to our operations and our

2024 Proxy Statement       17

BOARD OF DIRECTORS INFORMATION
supply chain. In particular, the Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee oversee and receive regular reports from, and provide direction to, management on our specific initiatives and goals related to sustainability, human capital, health and safety, public policy, and diversity, equity, and inclusion. For example, the Leadership Development and Compensation Committee has overseen our safety reporting since January 2022 and has met regularly with leaders in our Worldwide Operations and Workplace Health and Safety organizations, the Senior Vice President, People eXperience and Technology, and the Vice President and leader of our global diversity, equity, and inclusion organization to review in detail progress on our metrics, goals, and initiatives related to workplace health and safety and diversity, equity, and inclusion.
The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents. The Company requires employees with access to information systems, including all corporate employees, to undertake data protection and cybersecurity training and compliance programs annually.
The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.
Corporate Governance Documents
Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance,” for additional information on our corporate governance, including:
•
our Amended and Restated Certificate of Incorporation and Bylaws;

•
the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate our majority vote standard, director stock ownership guidelines, succession planning, and compensation clawbacks;

•
the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee;

•
the Code of Business Conduct and Ethics; and

•
our U.S. Political Engagement Policy and Statement.

Environmental, Social, and Human Capital Initiatives
We regularly publish information regarding our sustainability, environmental, social, and human capital goals and initiatives on our website, including in our annual sustainability report titled “Building a Better Future Together.” This report also includes our reporting under the Sustainability Accounting Standards Board (“SASB”), the United Nations (“UN”) Sustainable Development Goals, Task Force on Climate-Related Financial Disclosures (“TCFD”), and UN Guiding Principles on Business and Human Rights reporting frameworks. Key highlights from our website and this report include:
•
The Climate Pledge and Renewable Energy. With our co-founder Global Optimism, in 2019 we announced The Climate Pledge, a goal to reach net-zero carbon emissions across our operations by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 450 companies across more than 55 industries and more than 40 countries have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology. In 2022, our absolute carbon emissions decreased by 0.4%, even as our year-over-year net sales grew 9%. We achieved this in large part by improving efficiency across our business and continuing our investment in renewable energy. Our carbon intensity decreased by 7% from 2021 to 2022, and by 24% since 2019.

Amazon also launched The Climate Pledge Fund in 2020 to support the development of sustainable and decarbonizing technologies and services. This dedicated investment program—with an initial $2 billion in funding—invests in visionary companies whose products and solutions are expected to facilitate the transition to a low-carbon economy. In addition, we established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world. In 2022, 90% of Amazon’s electricity consumption was

BOARD OF DIRECTORS INFORMATION
attributable to renewable energy sources, and we remain on a path to reach 100% by 2025. In 2022, we set a new record for the most renewable energy purchased in a single year and remained the world’s largest corporate purchaser of renewable energy—a position we’ve held since 2020. We are also decarbonizing our transportation network by deploying zero-emission vehicles, using low-carbon fuels, investing in emerging technologies, and collaborating with others to accelerate cross-sector innovation. We plan to deploy 100,000 custom electric delivery vehicles by 2030, with more than 10,000 on the road now.
•
Circular Economy and Avoiding and Managing Waste. We are working to send less material to landfills and more back into the circular economy. Amazon is minimizing waste, including food waste, increasing recycling, and providing options for our customers to keep items in use longer through repair, refurbishment, resale as pre-owned, or recycling. We created our Ships in Product Packaging program to ship eligible products without added packaging, and since 2015, we have reduced the weight of outbound packaging per shipment by 41% on average and avoided more than 2 million tons of packaging material. We are improving the design and materials used for our packaging, reducing weight, using computer vision and natural language processing to identify optimal packaging type and size, and improving the composition of our plastic packaging to use less material and incorporate more recycled content. We have continued to take steps to reduce single-use plastics in our outbound packaging, and we have disclosed for both 2022 and 2021 the total metric tons of single-use plastic used across our global operations network to ship orders to customers and our reduction of average plastic packaging weight per shipment. We are also giving customers access to products that are more sustainable, including both Amazon-branded products and third-party items we offer that feature sustainability certifications through our Climate Pledge Friendly program.

•
Protecting Natural Resources. We strive to use natural resources in a responsible way across our business and supply chain, while investing in conservation and restoration initiatives. For example, AWS has set a goal of being water positive by 2030—returning more water to communities and the environment than we use in direct operations. We aim to achieve this by improving efficiency, using more sustainable sources such as recycled water, returning water for community reuse, and supporting replenishment projects.

•
Investing in Our Communities. Amazon supports our communities by providing access to food and basic needs, supporting disaster relief, and investing in access to computer science education. In 2021, we established the Amazon Housing Equity Fund to provide more than $2 billion in low-rate loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee. The Amazon Housing Equity Fund has had a significant, positive impact on rental affordability in communities Amazon calls home, with approximately $1.8 billion in loans and grants committed. These commitments have funded or preserved over 14,400 affordable units and supported over 33,100 residents.

•
Human Rights. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the UN and the International Labour Organization (“ILO”). Amazon is committed to respecting and supporting the UN Guiding Principles on Business and Human Rights, the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles. We also publish Supply Chain Standards, which detail the requirements and expectations for our suppliers, their supply chains, and selling partners who list products in our stores, and they are grounded in principles of inclusivity, continuous improvement, and supply chain accountability. We focus our supply chain efforts on priority commitment areas: safe and healthy workplaces, gender equity, fair wages, responsible recruitment and freely chosen employment, environmental protection, and access to effective grievance mechanisms. In addition, as we continue to improve and expand our human rights due diligence practices, we leverage human rights impact assessments (“HRIAs”) to assess and address risks connected to our operations and business relationships. HRIAs help us understand causes of systemic issues, enhance ongoing engagement with critical stakeholders, and facilitate increasingly transparent disclosures. For example, in 2022, Twitch published its first HRIA in partnership with Amazon’s human rights team and consulting firm BSR.

•
Human Capital. We support our employees through initiatives focusing on workplace health and safety, investments in benefits and opportunities, and employee engagement, and we publish information about our innovations in worker safety and key safety metrics. Our goal is to be the safest workplace within the industries in which we operate. From 2019 to 2023, we invested more than $1 billion in safety initiatives, technologies, and programs and, in 2024, we allocated over $750 million in safety investments across our operations. In the United States, we invested $1.3 billion in 2023 toward pay increases for customer fulfillment and transportation employees, bringing the average pay for those roles to over $20.50 per hour, with some locations offering as much as $28 per hour. In addition, we provide numerous benefits to

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BOARD OF DIRECTORS INFORMATION
our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We also provide access to Amazon’s Career Choice program, in which we offer pre-paid college tuition as well as high school diplomas, GEDs, and local language and English proficiency certifications for our front-line employees, which is part of our expected investment of  $1.2 billion in employee skills training by 2025.
•
Diversity, Equity, and Inclusion. We continue to prioritize pay equity and publish details on gender and racial/ethnic group pay statistics. When evaluating 2023 compensation, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned a dollar for every dollar that white employees earned performing the same jobs. Additionally, starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, evaluate, and retain employees to help ensure equitable access for all. In 2023, we identified new ways to continue advancing our diversity, equity, and inclusion (“DEI”) priorities, including the expansion of DEI programs and initiatives outside of the United States, and advancing DEI through technology. Also in 2022, as part of our existing commitment to human and civil rights, racial equity, diversity and inclusion, and non-discrimination, we retained a respected law firm to conduct an independent racial equity audit to evaluate any disparate racial impacts on our U.S. hourly operations employees resulting from our policies, programs, and practices. Our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to DEI.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the many sustainability, environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. We encourage you to learn more about these initiatives and our progress towards meeting our goals by reviewing our reports, policies, and commitments, many of which are available at www.aboutamazon.com/about-us/amazon-reports.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders. We have significantly expanded our shareholder engagement over the past several years, including by expanding our shareholder engagement team with employees whose full-time, year-round responsibilities include engaging with our investors, communicating with management and directly with our Board members to inform them on topics discussed and feedback received in the course of their engagement meetings, and coordinating and promoting the effectiveness of direct shareholder engagement meetings that our directors participate in. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. In a typical year, we will engage with dozens of shareholders, including our largest shareholders, two or more times a year. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Depending on the circumstance, our lead director or another independent director engage in these conversations with shareholders as well.
Since the beginning of 2023, we have engaged with 68 of our 100 largest unaffiliated shareholders, as well as with numerous other shareholders. Our lead independent director, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Leadership Development and Compensation Committee participated in meetings with shareholders owning more than 31% of our stock, including one-on-one or small group meetings with most of our 20 largest shareholders. In addition, the Board and Board committees receive a number of letters from investors, and our directors review our responses to such correspondence and provide direction as necessary. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

BOARD OF DIRECTORS INFORMATION
Board Meetings and Committees
The Board meets regularly during the year, and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2023, there were 4 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2023. All directors then serving attended the 2023 Annual Meeting of Shareholders. In addition, during 2023, the Board participated in regularly scheduled teleconference discussions on various topics, generally on a monthly basis.
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, a Nominating and Corporate Governance Committee, and a Security Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Security Committee
Jeffrey P. Bezos
Andrew R. Jassy
Keith B. Alexander
Edith W. Cooper
Jamie S. Gorelick
Daniel P. Huttenlocher
Judith A. McGrath(1)
Andrew Y. Ng(2)
Indra K. Nooyi
Jonathan J. Rubinstein
Brad D. Smith(3)
Patricia Q. Stonesifer
Wendell P. Weeks
Total Meetings in 2023	6	5	7	3

  Committee Chair

(1)
   Ms. McGrath is not standing for re-election at the Annual Meeting.

(2)
   Dr. Ng joined the Leadership Development and Compensation Committee on April 9, 2024.

(3)
   Mr. Smith joined the Audit Committee on September 13, 2023.

The functions performed by these Committees are summarized below.
Audit Committee

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, assessment of risks related to business continuity and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, our compliance policies and procedures, tax planning and compliance, and policies, procedures, and reports on political contributions and lobbying expenses. The Board has designated each of Messrs. Smith and Weeks and Mrs. Nooyi as an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules.

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BOARD OF DIRECTORS INFORMATION

Recent Focus Areas
During the past year, the Audit Committee met with management and reviewed matters that included:
•
the Company’s risk assessment, including business continuity and operational risks, and compliance functions;

•
data privacy;

•
policies, procedures, and reports on political contributions and lobbying expenses;

•
treasury and investment matters;

•
tax matters;

•
financial statements and financial reporting;

•
accounting industry issues;

•
the performance of our internal audit function;

•
the reappointment of our independent auditor; and

•
pending litigation and regulatory compliance.

The Audit Committee annually reviews the Company’s U.S. Political Engagement Policy and Statement and a report on the Company’s public policy expenditures. The Audit Committee also met with the auditors to review the scope and results of the auditor’s annual audit and quarterly reviews of the Company’s financial statements.

Leadership Development and Compensation Committee

The Leadership Development and Compensation Committee evaluates our programs and practices relating to talent and leadership development, reviews and establishes compensation of the Company’s executive officers, oversees management of risks for succession planning and our overall compensation program, including our equity-based compensation plans, and oversees the Company’s strategies and policies related to human capital management, all with a view towards maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2023, and during 2023 reviewed and discussed peer company compensation benchmarking and surveys prepared by management and by a consulting firm hired by management to provide survey data. The Committee oversees the Company’s Code of Business Conduct and Ethics with respect to compliance with, and reports pursuant to, the Company’s workplace non-discrimination and anti-harassment policies. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the Compensation Discussion and Analysis section of this Proxy Statement.

Recent Focus Areas
During the past year, the Leadership Development and Compensation Committee met with management and reviewed matters that included:
•
the design, amounts, and effectiveness of the Company’s compensation of senior executives;

•
management succession planning;

•
the Company’s benefit and compensation programs;

•
the Company’s human resources programs, including review of workplace discrimination and harassment reports, worker health and safety and workplace conditions, and diversity, equity, and inclusion matters; and

•
feedback from the Company’s shareholder engagement, particularly with respect to the 2023 advisory vote approving the compensation of our named executive officers.

BOARD OF DIRECTORS INFORMATION
Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews and assesses the composition and compensation of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and oversees the Company’s environmental, social, and corporate governance policies and initiatives. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary.

Recent Focus Areas
During the past year, the Nominating and Corporate Governance Committee met with management and reviewed matters that included:
•
the Board’s composition, diversity, and skills in the context of identifying and evaluating new director candidates to join the Board;

•
the Board’s recruitment and self-evaluation processes;

•
Board compensation;

•
Board Committee membership and qualifications;

•
consideration of the Company’s policies and initiatives regarding the environment and sustainability, corporate social responsibility, and corporate governance;

•
review of recent public policy and public relations initiatives; and

•
feedback from the Company’s shareholder engagement.

Security Committee

The Security Committee oversees the Company’s policies and procedures for protecting the Company’s security infrastructure and for compliance with applicable data protection and security regulations, and related risks. The Security Committee receives reports regarding such risks from management, including our chief security officer, and reports to the Board at least annually. The Committee also oversees the Board’s response to any significant cybersecurity incidents.

Recent Focus Areas
During the past year, the Security Committee met with management and reviewed matters that included:
•
the Amazon Security organization’s ongoing investments in the Company’s security infrastructure and management of and response to cybersecurity risks as well as physical security risks;

•
cybersecurity-related internal audit findings and initiatives; and

•
regulatory and governance updates related to cybersecurity.

Director Nominations
The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm retained to assist in identifying and evaluating possible candidates. Mr. Smith and Dr. Ng were initially recommended to the Nominating and Corporate Governance Committee by a third-party search firm pursuant to the Committee’s director recruitment process. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons, as described above under “Director Nominee Diversity, Tenure, Skills, and Characteristics.”

2024 Proxy Statement       23

BOARD OF DIRECTORS INFORMATION
Shareholder Recommendations for Directors
Shareholders wishing to submit recommendations for director candidates for consideration by the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Secretary of Amazon.com, Inc. by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•
the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Nominating and Corporate Governance Committee for the 2025 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary of Amazon.com, Inc. by December 12, 2024.
Our Bylaws provide a proxy access right for shareholders, pursuant to which a shareholder, or group of up to 20 shareholders, may include director nominees (representing up to 20% of the number of directors in office) in our proxy materials for annual meetings of our shareholders. To be eligible to utilize these proxy access provisions, the shareholder or group must have owned at least 3% of the aggregate of the issued and outstanding shares of our common stock continuously for at least the prior three years and must satisfy the additional eligibility, procedural, and disclosure requirements set forth in our Bylaws.
Compensation of Directors
Director Compensation Philosophy
Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Plan. Similar to compensation for our employees, the compensation for our Board members is aligned with long-term value creation because it consists solely of restricted stock unit awards that have three-year vesting periods. Likewise, because our compensation program is designed to promote long-term performance and operate over a period of years, directors typically do not receive stock-based awards every year, and instead have in the past received awards only once every three years. Our Board members’ compensation will be negatively impacted if our stock price declines and will be favorably impacted if the stock performs beyond the initial stock price at grant date. By not accepting cash compensation, only restricted stock unit awards, the Board sets a tone at the top that compensation should be based on long-term value creation.
2023 Stock Awards
Based on the Nominating and Corporate Governance Committee’s recommendation, the Board approved restricted stock unit awards for: (1) 7,815 shares to Ms. McGrath on September 13, 2023, vesting in three equal annual installments on August 15, 2024, August 15, 2025, and August 15, 2026; (2) 7,815 shares to Gen. Alexander and Mr. Smith on September 13, 2023, vesting in three equal annual installments on November 15, 2024, November 15, 2025, and November 15, 2026; and (3) 8,031 shares to Ms. Gorelick on November 15, 2023, vesting in three equal annual installments on February 15, 2025, February 15, 2026, and February 15, 2027. The September and November 2023 awards were designed to provide approximately $355,000 in compensation annually, in each case based on an assumed value of the restricted stock units vesting in each year, which compensation represents the 50th percentile for annual director compensation among a group of peer companies. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.
Each grant compensates for future performance, and no portion of a restricted stock unit award vests until the year after it is granted. If a director leaves the Board prior to a vest date for any reason, he or she will forfeit all or any portion of the restricted stock unit award that has not previously vested.

BOARD OF DIRECTORS INFORMATION
The following table sets forth for the year ended December 31, 2023 all compensation reportable for directors who served during 2023, as determined by SEC rules.
Director Compensation for 2023
Name	Stock Awards(1)
Jeffrey P. Bezos(2)	$—
Andrew R. Jassy(2)	—
Keith B. Alexander(3)	1,116,939
Edith W. Cooper(4)	—
Jamie S. Gorelick(5)	1,164,013
Daniel P. Huttenlocher(6)	—
Judith A. McGrath(3)	1,116,939
Indra K. Nooyi(7)	—
Jonathan J. Rubinstein(6)	—
Brad D. Smith(3)	1,116,939
Patricia Q. Stonesifer(6)	—
Wendell P. Weeks(8)	—

(1)
Stock awards are reported at aggregate grant date fair value as determined under applicable accounting standards. The grant date fair value for restricted stock units as reported in the table above is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest annually over three years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2023 Annual Report on Form 10-K.

(2)
Mr. Bezos and Mr. Jassy did not receive any compensation for their services as directors in addition to their compensation for services as executive officers.

(3)
Gen. Alexander, Ms. McGrath, and Mr. Smith each held 7,815 unvested restricted stock units as of December 31, 2023. Ms. McGrath is not standing for re-election at the Annual Meeting.

(4)
Ms. Cooper held 1,900 unvested restricted stock units as of December 31, 2023.

(5)
Ms. Gorelick held 9,991 unvested restricted stock units as of December 31, 2023.

(6)
Ms. Stonesifer, Dr. Huttenlocher, and Mr. Rubinstein each held 4,946 unvested restricted stock units as of December 31, 2023.

(7)
Mrs. Nooyi held 4,240 unvested restricted stock units as of December 31, 2023.

(8)
Mr. Weeks held 3,800 unvested restricted stock units as of December 31, 2023.

2024 Proxy Statement       25

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“E&Y”) to serve as independent auditors for the fiscal year ending December 31, 2024. E&Y has served as our independent auditor since 1996. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board of Directors and the Audit Committee believe that the continued retention of E&Y as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of E&Y, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2025 fiscal year. In addition, if shareholders ratify the selection of E&Y as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select E&Y or another registered public accounting firm as our independent auditors.
Why We Recommend You Support This Proposal

•
The Audit Committee undertakes a robust evaluation process each year to confirm that the retention of E&Y as our independent auditor continues to be in our shareholders’ best interests.

•
E&Y has served as our independent auditor since 1996, which provides the firm with a deep understanding, and the ability to handle the breadth and complexity, of our business.

•
E&Y provides only limited services other than audit and audit-related services.

The Board of Directors recommends a vote “FOR” ratification of the appointment of E&Y as our independent auditors for the fiscal year ending December 31, 2024.

AUDITORS
Representatives of E&Y are expected to participate in the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.
Fee Information
The table below sets forth the aggregate audit fees billed and expected to be billed by E&Y for the indicated fiscal year and the fees billed and expected to be billed by E&Y for all other services rendered during the indicated fiscal year:
	Fiscal 2023	Fiscal 2022
Audit Fees	$37,387,000	$33,840,000
Audit-Related Fees	9,403,000	8,022,000
Tax Fees	0	0
All Other Fees	175,000	0
Total Fees	46,965,000	41,862,000
Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries.
Audit-Related Fees
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and providing certain attest reports, including for sustainability reporting.
Tax Fees
Tax fees, if any, include tax compliance services and assistance with tax audits.
All Other Fees
All other fees, if any, were for advisory services related to sustainability reporting.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of E&Y to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by E&Y if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional

2024 Proxy Statement       27

AUDITORS
services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2023 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.
The Audit Committee
Indra K. Nooyi
Brad D. Smith
Wendell P. Weeks

ITEM 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative.
As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Leadership Development and Compensation Committee has structured our executive compensation program to tie total compensation to long-term performance that supports shareholder value, as reflected primarily in our stock price.
We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2023, our stock price had increased approximately 5,675% over twenty years (a compound annual growth rate of 22%), 662% over ten years, and 102% over five years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022 our stock declined by 50%.
Our compensation philosophy is anchored on periodic grants of time-vested restricted stock units that vest over the long term, which strongly aligns our executives’ compensation with the returns we deliver to shareholders. For example, due to our stock price performance over the course of 2023, our CEO’s 2023 realized compensation decreased by 12% from 2022, showing the alignment between our executive compensation program and our shareholder returns.
In addition, following our 2023 Annual Meeting of Shareholders, at which more than 68% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, we engaged in extensive outreach to our shareholders, with the Chair of the Leadership Development and Compensation Committee and/or our Lead Independent Director holding one-on-one or small group meetings with most of our 20 largest shareholders. The Committee did not grant any equity awards to our CEO or any of our named executives during 2023, and our Compensation Discussion and Analysis addresses other matters with respect to our named executives’ compensation.
We urge shareholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Leadership Development and Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success.
This item is being presented pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. After the 2024 Annual Meeting, our next advisory vote on executive compensation will occur at our 2025 Annual Meeting of Shareholders. Although this advisory vote is not binding, the Leadership Development and Compensation Committee will consider the voting results when evaluating our executive compensation program.

2024 Proxy Statement       29

Why We Recommend You Support This Proposal

•
Our compensation is simple, transparent, and strongly aligns our executives’ compensation with the returns we deliver to shareholders:

✓
Our named executive officers’ compensation consists primarily of periodic grants of time-vested RSUs subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines;

✓
The Committee did not grant any equity awards to our CEO or any of our named executives during 2023;

✓
Salaries are nominal ($365,000 per year or less); and

✓
Other compensation consists of 401(k) matching contribution and security arrangements.

•
We focus on long-term shareholder value that is realized by share price appreciation.

•
We do not tie cash or equity compensation to one or a few discrete performance goals and believe performance goals would undermine our focus on innovation and quick adaptation.

•
We do not provide “above-target” equity award payouts, so the number of shares vesting cannot be increased from what was awarded; instead, we rely on stock price performance to increase the value of awards.

•
We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement.

•
We do not maintain executive compensation plans other than our stock plan.

•
Following our 2023 Annual Meeting of Shareholders, at which more than 68% of the votes cast supported our advisory vote to approve the compensation of our named executive officers, we engaged in extensive outreach to our shareholders. Our Compensation Discussion and Analysis addresses other matters with respect to our named executives’ compensation.

•
Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
drive strong long-term returns to our shareholders.

The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement.

SHAREHOLDER PROPOSALS
We believe strongly that we can conduct our business in ways that support long-term shareholder value by supporting our environment and communities around the globe. We begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large. The discussion above under “Corporate Governance—Environmental, Social, and Human Capital Initiatives” describes some of the many sustainability, environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company. These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability as well as our commitment to supporting our employees, partners in our supply chain, and our communities. We devote significant time and resources to enhancing transparency about these initiatives and our progress towards meeting our goals. We post reports and updates on these goals and initiatives as well as other reports, policies, and commitments on our website, many of which are also available at www.aboutamazon.com/about-us/amazon-reports:
Reports, Policies, and Commitments
Sustainability Report	sustainability.aboutamazon.com
Safety Reporting	safety.aboutamazon.com
Global Human Rights Principles	sustainability.aboutamazon.com/human-rights/principles
Diversity and Inclusion	www.aboutamazon.com/workplace/diversity-inclusion
Community Impact Report	www.aboutamazon.com/news/community/amazon-2023-community-impact-report
Global Economic Impact and Tax Contribution	ir.aboutamazon.com/corporate-governance/Tax
Tax Principles	ir.aboutamazon.com/corporate-governance/Tax
Small Business Empowerment Report	www.aboutamazon.com/news/small-business/amazon-2022-small-business- empowerment-report
Brand Protection Report	www.aboutamazon.com/news/company-news/amazon-brand-protection-report- 2022
Our Positions	www.aboutamazon.com/about-us/our-positions
Political Engagement Policy and Statement	ir.aboutamazon.com/corporate-governance/Political-Engagement
We also value hearing from and engaging with our shareholders on these topics, as we believe that effective corporate governance includes year-round engagement with our shareholders. We meet regularly with both large and small investors throughout the year and engage in productive discussions regarding business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. Our lead independent director, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Leadership Development and Compensation Committee join many of these meetings. This direct engagement helps us better understand our shareholders’ priorities, perspectives, and areas of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

2024 Proxy Statement       31

SHAREHOLDER PROPOSALS
We also receive a large number of shareholder proposals each year—more than 20 in each of the past five years (and more than 160 in the last decade alone)—most of which relate to environmental, sustainability, workforce and human capital management, social, or governance issues. Each year, our Board, Company leaders, members of our legal, public policy, public relations, investor relations, sustainability, inclusive experiences and technology, and other teams, subject matter experts throughout our business, and our external advisors devote countless hours and significant resources (including financial resources) to carefully considering, discussing, and addressing shareholder proposals. We have engaged directly with most shareholder proponents, before and/or after they have submitted a proposal, and carefully evaluate each proposal to assess the extent to which we already address the requested action. For example, we recently engaged with a shareholder proponent regarding our advance notice bylaws, and confirmed that under the bylaws, we will determine the nominee’s eligibility for inclusion on the Company’s proxy card under the SEC’s universal proxy rules based on whether the nomination satisfies the requirements of our bylaws, Rule 14a-19, and applicable law. We also assess whether a proposal could be implemented in alignment with our existing principles, goals, and priorities, would be in the best interest of the Company as we weigh risks and opportunities, and would generate long-term shareholder value. When a proposal aligns with and supports these considerations, we may implement that proposal, although we may do so in a manner that is different than recommended in the proposal.
For each shareholder proposal that we receive, we craft thorough and detailed responses and engage with numerous internal and external stakeholders to share our views and receive their feedback. Most of these proposals request that we prepare a report, adopt a policy, undertake a review, or take some other particular action. In many cases, we already support the initiatives and have addressed the concerns raised in such proposals. However, we often oppose these proposals, especially the many proposals that largely repeat prior years’ proposals, as they do not take into account the actions we already are taking or have taken that we believe resolve or mitigate the underlying concerns of a proposal, the decisions we have made in prioritizing our initiatives, or the unique and evolving nature of our operations. And in the vast majority of cases, we believe the costs of implementing the proposals significantly outweigh the benefits or the potential impact of speculative risks or concerns posited in the proposals, and that the proposals do not enhance or create shareholder value. We also may disagree with how a proposal seeks to dictate prescriptive or unrealistic detail in how we approach or report on the issue.
We also receive proposals from a large and growing subset of shareholders who appear to have objectives that are not aligned with investors’ and fiduciaries’ goal of enhancing the economic value of their investments, such as seeking publicity or fundraising for a particular issue or campaign, or for themselves or their organizations. These proposals, and proxy advisory firm commentary on them, often contain or repeat inaccurate or biased assertions regarding our operations, even when such inaccuracies or biases are highlighted to them, fail to evaluate or weigh the costs of implementation relative to the claimed benefits or risks that they address, or fail to acknowledge steps we have taken to address their issue. Some of these proposals are submitted year after year with little or no variance, or are revised slightly to avoid acknowledging actions we have taken that address the underlying concerns. Other proposals highlight a specific societal concern but may have little or nothing to do with our business or operations. We believe that the vast amount of time and financial resources that our Board, management, and business teams spend deliberating and addressing these proposals could be better spent focused on building our business, strengthening the existing and new initiatives we have underway, and creating long-term shareholder value.
Items 4 through 17 are the shareholder proposals that will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent. Of the 14 proposals, ten seek some form of report, four seek an independent, third-party assessment or study, and three seek to establish a new Board committee. In addition, nine are repeat proposals that failed in prior years, and all but one are brought by proponents and/or representatives appointed by the shareholder who have previously brought proposals at Amazon. As noted above, some of these proposals contain assertions that we believe are incorrect or that reflect fundamental lack of understanding of how our business operates, and we have not attempted to refute all of the inaccuracies. We identify below each proposal the shareholder who is the proponent or, where applicable, the lead proponent, as well as any representative appointed by the shareholder, and will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of Amazon.com, Inc. at Amazon.com, Inc., 410 Terry Avenue North, Seattle, Washington 98109.

SHAREHOLDER PROPOSALS
ITEM 4—SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE PUBLIC POLICY

Beginning of Shareholder Proposal and Statement of Support:
Stockholder Proposal on Establishing a Public Policy Committee
Resolved: stockholders recommend that the Board of Amazon.com, Inc. establish a Public Policy Committee.
Supporting Statement
      Amazon needs a Public Policy Committee to assist the Board to oversee public policy issues including human rights, corporate social responsibility, diversity, equity, inclusion, climate pledge, renewable energy, net-zero carbon shipment, vendor chain management, charitable giving, political activities and expenditures, governmental regulations, international relations, unionization and other public issues that affect Amazon’s operations, performance, public reputation, and shareholders’ value. Many public policy issues have been voted at our previous shareholders meetings, many more public policy issues will come because Amazon does not have a Public Policy Committee.
      The corporate governance is like a social contract between the public (including shareholders, employees, users and the general public) and the corporate board: the public gives the board a free hand to run the corporate business so there is no companywide union in Amazon, there is no employee representation on the board, and the board is nominated and elected without any competition (the number of candidates is the same number of board seats). Particularly for Amazon, the board needs further efforts to prevent abusing the public trust.
      About 7% of the companies in the S&P 500 had a separate board committee responsible for public policy. Considering Amazon’s giant size and complex operations of business worldwide, even if there are only 0.7% of the companies in the S&P 500 having a public policy committee, Amazon must be one of them.
End of Shareholder Proposal and Statement of Support
Shareholder: Jing Zhao
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 4

Why We Recommend You Vote Against This Proposal

•
Our current Board and committee structure, which allocates oversight responsibilities among the full Board and each of its committees, already provides an appropriate level of oversight of the types of public policy, environmental, social, governmental, regulatory, and human capital matters raised in the proposal. For example, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring Amazon’s policies and initiatives relating to our environmental, sustainability, and corporate social responsibility practices, and also regularly reviews public policy, government relations, and public relations initiatives. The Audit Committee is responsible for overseeing our policies, procedures, and reports with respect to political contributions and lobbying expenses.

•
This oversight structure has supported and helped drive Amazon’s commitment to corporate social responsibility and many of the other matters raised in the proposal, as reflected by our current policies, practices, and initiatives, including for example our commitments regarding the environment, sustainability, diversity, equity and inclusion, and worker safety.

•
Because our current structure already provides appropriate Board and committee oversight of, and has supported and helped drive, Amazon’s commitments to such public policy, environmental, social, governmental, regulatory, and human capital matters, we believe that adding a separate Board committee overseeing such matters would be redundant and counterproductive.

2024 Proxy Statement       33

SHAREHOLDER PROPOSALS
Our Current Board and Committee Structure Already Provides an Appropriate Level of Oversight of the Types of Public Policy, Environmental, Social, Governmental, Regulatory, and Human Capital Matters Raised in the Proposal
We believe that our current Board and committee structure already provides an appropriate level of oversight of the types of public policy, environmental, social, governmental, regulatory, and human capital matters raised in the proposal. The full Board has overall responsibility for risk oversight and regularly oversees and reviews reports from management on various aspects of our business, including related risks and strategies for addressing them. In addition, the Board has delegated responsibility related to certain risks to our standing Board committees, which are comprised solely of independent directors. Under its charter, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s policies and initiatives relating to our environmental, sustainability, and corporate social responsibility practices, including the Company’s progress on The Climate Pledge, risks related to human rights and ethical business practices, and risks related to our operations and supply chain and engagement with customers, suppliers, and communities.1 The Committee also regularly reviews the Company’s public policy, government relations, and public relations initiatives. In addition, the Leadership Development and Compensation Committee is responsible for overseeing and monitoring our strategies and policies related to human capital management within our workforce, including with respect to policies on diversity, equity, and inclusion, our workplace environment and safety, and corporate culture.2 The Audit Committee is responsible for overseeing our policies, procedures, and reports with respect to political contributions and lobbying expenses, including donations to trade associations and social welfare organizations.3 Finally, the Security Committee is responsible for overseeing our policies and procedures for protecting our cybersecurity infrastructure and for compliance with applicable data protection and security regulations, and related risks. These committees regularly meet with, and receive updates from, management on Amazon’s policies, practices, and initiatives relating to such matters.
This Oversight Structure Has Facilitated Our Commitments to the Public Policy, Environmental, Social, Governmental, Regulatory, and Human Capital Matters Raised in the Proposal
Our existing oversight structure has supported and helped drive our commitments to the types of public policy, environmental, social, governmental, regulatory, and human capital matters raised in the proposal. As reflected in our Leadership Principles4 and Positions,5 we are committed to corporate social responsibility and recognize that our local communities, planet, and future generations need us to be better every day. Our policies, practices, procedures, and public disclosures address a wide array of matters relevant to our business, including many of those raised by the proposal such as diversity, equity, and inclusion, The Climate Pledge, renewable energy, and our supply chain. We report on these initiatives and our performance as a corporate citizen in a number of different ways, including in our annual sustainability report titled “Building a Better Future Together,” our safety reporting, and on our websites.6 We devote significant time and resources to enhancing transparency about these initiatives, which build on Amazon’s long-term commitment to sustainability and to supporting our employees, partners in our supply chain, and our communities.
Our current Board and committee structure already provides appropriate oversight of, and has supported and helped drive, our commitments to public policy, environmental, social, governmental, regulatory, and human capital matters relevant to our business, including the matters raised in the proposal. Accordingly, we believe that adding a separate Board committee overseeing such matters would be redundant and counterproductive.

The Board of Directors recommends a vote “AGAINST” this proposal requesting an additional Board committee to oversee public policy.

1
See Nominating and Corporate Governance Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

2
See Leadership Development and Compensation Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/leadership-development-and-compensation-committee/default.aspx.

3
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

4
Available at https://www.amazon.jobs/content/en/our-workplace/leadership-principles.

5
See https://www.aboutamazon.com/about-us/our-positions.

6
See Amazon’s 2022 Sustainability Report: Building a Better Future Together, available at https://sustainability.aboutamazon.com/reporting; Delivered with Care, available at https://safety.aboutamazon.com; www.aboutamazon.com/about-us/our-positions; www.aboutamazon.com.

SHAREHOLDER PROPOSALS
ITEM 5—SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE THE FINANCIAL IMPACT OF POLICY POSITIONS

Beginning of Shareholder Proposal and Statement of Support:
Corporate Financial Sustainability Report
Whereas: The Company’s policy positions, advocacy, partnerships and charitable giving on significant social policy and political matters should not alienate consumers, decrease sales, or diminish shareholder value.
The Company takes public and politically divisive positions over issues of significant social policy concern, including discriminating in service provision against mainstream viewpoints with which its executives differ.1 Likewise, it opposed common-sense voting-integrity provisions that most Americans of all surface-characteristic categories support.2
According to 1792 Exchange’s Corporate Bias Ratings, the Company contributed tens of millions of shareholder dollars to organizations it portrayed as “combating systemic racism.”3 These donations, and that portrayal, was incautious. Since those donations the Lawyers Committee for Civil Rights Under Law, for instance, has opposed cash bail and other sensible public-safety measures that put urban minority groups at particular risk and is itself an act of systemic discrimination.4
Millions more flowed to BLM, which, so far from being an organization that fights systemic racism, has shown itself to embody the evil, calling for the destruction of Israel and boosting antisemitism.5 This leaves to one side what actually happened to those shareholder assets, given the systemic misappropriation of donations that has characterized BLM.6
The Company is a platinum partner of the Human Rights Campaign (HRC), and partners with allied organizations,7 which seeks to sow gender confusion in primary school children while destroying girls’ and women’s sports, threatening the safety of the most vulnerable, and demolishing long-standing religious freedoms. It has a 100 percent rating on the HRC’s Corporate Equality Index, which requires spending shareholder assets to embrace highly partisan positions on hot-button issues.
Supporting Statement: The Company supports divisive organizations and takes public stances on divisive issues that alienate current and prospective consumers and draw even more regulatory and legislative attention than it’s already under.
Recent events have made clear that company bottom-lines, and therefore value to shareholders, drop when companies take overtly political and divisive positions that alienate consumers. Following Bud Light’s embrace of partisanship and disparagement of its customer base, its revenue fell $395 million in North America when compared to the same time a year ago.8 This amounts to roughly 10 percent of its revenue in the months following its leap into contentious politics.9 Target Corporation’s market cap fell over $15 billion amid backlash for similar actions.10 And Disney stock fell 44 percent in 2022—its worst performance in nearly 50 years—amid its decision to put extreme partisan agendas ahead of parents’ rights.11
Resolved: Shareholders request that the Board of Directors create a board committee on corporate financial sustainability to oversee and review the impact of the Company’s policy positions, advocacy, partnerships and charitable giving on social and political matters, and the effect of those actions on the Company’s financial sustainability. The Company should issue a public report on the committee’s findings by the end of 2024.

1
https://1792exchange.com/company/amazon/

2
https://www.forbes.com/sites/edwardsegal/2021/04/14/corporate-activism-heats-up-as-amazon-and-others-oppose-voting-restrictions/; https://news.yahoo.com/poll-majority-dems-non-white-194529851.html

3
https://www.aboutamazon.com/news/policy-news-views/amazon-donates-10-million-to-organizations-supporting-justice-and-equity; https://www.foxnews.com/us/black-lives-matter-leader-accused-stealing-ten-million-organization-unjust-enrichment

4
https://www.lawyerscommittee.org/project/criminal-justice-project/

5
https://www.wsj.com/articles/black-lives-matter-and-the-worlds-oldest-hatred-anti-semitism-0e0c324e

6
https://www.washingtonexaminer.com/news/blms-millions-go-unaccounted-for-after-leaders-quietly-jump-ship;

7
https://glaad.org/support/partners

8
https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;

9
https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch

10
https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash; https://nypost.com/2023/05/23/target-to-remove-some-lgbtq-merchandise-after-facing-customer-backlash/?dicbo-v2-x4CMNWo

2024 Proxy Statement       35

SHAREHOLDER PROPOSALS
11
https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began;
https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/;
https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12; https://www.foxnews.com/media/disneys-decline-shows-woke-focus-alienating-fans-wsj-column

End of Shareholder Proposal and Statement of Support
Shareholder: National Center for Public Policy Research
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 5

Why We Recommend You Vote Against This Proposal

•
Our current Board and committee structure, which allocates oversight responsibilities among the full Board and each of its committees, already provides an appropriate level of oversight of the types of matters raised in the proposal. For example, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s policies and initiatives relating to our corporate social responsibility practices, and regularly reviews the Company’s public policy, government relations, and public relations initiatives. The Audit Committee is responsible for overseeing the Company’s policies, procedures, and reports with respect to political contributions and lobbying expenses.

•
Because our current structure already provides appropriate oversight of these matters, we believe that adding a separate Board committee overseeing such matters would be redundant and counterproductive.

Our Current Board and Committee Structure Already Provides an Appropriate Level of Oversight of the Types of Matters Raised in the Proposal
We believe that our current Board and committee structure already provides an appropriate level of oversight of the types of matters raised in the proposal. The full Board has overall responsibility for risk oversight and regularly oversees and reviews reports from management on various aspects of our business, including related risks and strategies for addressing them. In addition, the Board has delegated responsibility related to certain risks to our standing Board committees, which are comprised solely of independent directors. For example, under its charter, the Nominating and Corporate Governance Committee is responsible for overseeing and monitoring the Company’s policies and initiatives relating to our corporate social responsibility practices, including human rights and ethical business practices, and risks related to our operations and engagement with customers, suppliers, and communities.7 The Nominating and Corporate Governance Committee also regularly reviews the Company’s public policy, government relations, and public relations initiatives. In addition, the Audit Committee is responsible for overseeing our policies, procedures, and reports with respect to political contributions and lobbying expenses, including donations to trade associations and social welfare organizations, and for our risk assessment and risk management policies.8 Finally, the Leadership Development and Compensation Committee is responsible for overseeing and monitoring our strategies and policies related to human capital management within our workforce, including with respect to policies on diversity, equity, and inclusion, our workplace environment and safety, and corporate culture.9 These committees regularly meet with, and receive updates from, management on Amazon’s policies, practices, and initiatives relating to such matters.
Our current Board and committee structure, as well as our robust risk management processes, already provide appropriate oversight of the types of matters raised in the proposal. Accordingly, we believe that adding a separate Board committee overseeing such matters would be redundant and counterproductive.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an additional Board committee to oversee the financial impact of policy positions.

7
See Nominating and Corporate Governance Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

8
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

9
See Leadership Development and Compensation Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/leadership-development-and-compensation-committee/default.aspx.

SHAREHOLDER PROPOSALS
ITEM 6—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE

Beginning of Shareholder Proposal and Statement of Support:
Customer Due Diligence
Resolved: Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, assessing Amazon’s customer due diligence process to determine whether customers’ use of its products and services with surveillance, computer vision, or cloud storage capabilities contributes to human rights violations or violates international humanitarian law.
Whereas: Amazon Web Services (AWS) serves multiple governmental customers with a history of human rights abuses. This raises the risk of product misuse by AWS customers with poor human rights records, as Amazon’s technologies may enable mass surveillance globally, as well as facilitate the targeting of human rights defenders, journalists, and political dissidents.
Since the universal endorsement of the United Nations Guiding Principles for Business and Human Rights in 2011,1 conducting human rights due diligence (HRDD) has become the de-facto standard in the tech sector.2 Conducting HRDD, which includes customer risk assessments, mitigates clients’ risks and human rights impacts and informs business decision-making by helping to identify the likelihood of technology misuse to facilitate governmental human or civil rights violations.3 Furthermore, the Atlantic Council has recommended the US create know-your-customer policies with surveillance companies.4
Inadequate customer due diligence presents material privacy and data security risks, as well as legal, regulatory, and reputational risks, which are particularly pertinent when considering the sale and use of sensitive and emerging technologies. Amazon’s product portfolio contains several products with potentially grave misuse capabilities. Despite Amazon’s indefinite moratorium of its Rekognition face comparison feature, it has not clarified how Rekognition is still used by police outside of  “criminal investigations.”5 Additionally, Amazon’s Ring continues to infringe on citizens’ privacy, despite an audit and Ring’s resulting changes.5 Its vague standards regarding information sharing with law enforcement, absent consent, led to sharing of videos with law enforcement at least 11 times in 2022.6 Ring continues to expand its thousands of police partnerships.6
At the same time, Amazon’s government-affiliated customers with a history of rights-violating behavior pose risks to the company, including:
•
AWS will host the Department of Homeland Security’s biometric database, which will reportedly be used to “assemble target lists for ICE raids, expand the tech border wall, and to facilitate surveillance, arrests, immigrant detention and deportation”;7

•
The Israeli government’s “Project Nimbus,” protested by Amazon employees,8 uses AWS to support the apartheid system under which Palestinians are surveilled, unlawfully detained, and tortured.9 Israel plans to use AWS as it expands illegal settlements and enforces segregation. The UN has clearly indicated war crimes may have been committed by Amazon’s major customer, the Israel Defense Forces, since October 7, 2023.10

Amazon’s existing policies appear insufficient in preventing customer misuse and establishing effective oversight, yet Amazon continues releasing surveillance products. Moreover, the company’s disclosures make no mention of customer due diligence, nor is there any relevant information about the process on its website.

1
https://www.ohchr.org/sites/default/files/documents/publications/guidingprinciplesbusinesshr_en.pdf

2
https://www.humanrights.dk/sites/humanrights.dk/files/media/document/Phase%204_%20Impact%20prevention%20mitigation%20and %20remediation_ENG_accessible.pdf

3
https://www.humanrights.dk/sites/humanrights.dk/files/media/document/Phase%204_%20Impact%20prevention%20mitigation%20and%20re ediation_ENG_accessible.pdf; https://www.eff.org/deeplinks/2018/07/should-your-company-help-ice-know-your-customer-standards-evaluating-domestic

4
https://www.atlanticcouncil.org/wp-content/uploads/2021/11/Surveillance-Technology-at-the-Fair.pdf

5
https://s2.q4cdn.com/299287126/files/doc_financials/2022/ar/Amazon-2022-Proxy-Statement.pdf

6
https://www.markey.senate.gov/imo/media/doc/amazon_response_to_senator_markey-july_13_2022.pdf

2024 Proxy Statement       37

SHAREHOLDER PROPOSALS
7
https://www.immigrantdefenseproject.org/wp-content/uploads/HART-Attack.pdf

8
https://www.forbes.com/sites/richardnieva/2022/09/09/google-and-amazon-protest-project-nimbus-ai-contract-israel/?sh=68609827d162

9
https://www.hrw.org/news/2021/11/24/mass-surveillance-fuels-oppression-uyghurs-and-palestinians; https://www.amnesty.org/en/documents/mde15/5141/2022/en/; https://www.gov.il/en/departments/news/press_01082023_b

10
https://www.ohchr.org/en/press-releases/2023/10/commission-inquiry-collecting-evidence-war-crimes-committed-all-sides-israel

End of Shareholder Proposal and Statement of Support
Shareholder: American Baptist Home Mission Society
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 6

Why We Recommend You Vote Against This Proposal

•
We are committed to the responsible use of our artificial intelligence and machine learning (AI/ML) products and services and other AWS services and believe these products and services promote safety and security and significantly benefit society.

•
For the fifth year in a row, this proposal continues to rely on the same speculative and outdated concerns and mischaracterizations and fails to take into account the fact that:

•
Over the seven years that AWS has been offering Amazon Rekognition and the six years since we acquired Ring, we have been updating our technology and enhancing safeguards and have avoided or mitigated the risks and concerns posited in this proposal;

•
AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal; and

•
Our Nominating and Corporate Governance Committee has specifically reviewed Amazon Rekognition’s facial recognition capabilities and Ring, focusing on the actual operation and use of Amazon Rekognition and Ring, the potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns.

•
We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices. For example:

•
Credo AI, a company that specializes in responsible AI, has performed a third-party evaluation, which supports that Rekognition performs well across demographic attributes.

•
In 2020, we implemented a global moratorium on police use of Amazon Rekognition’s facial comparison feature in connection with criminal investigations.

•
As part of an ongoing commitment to improving its products and services by soliciting feedback from community stakeholders and independent experts, Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law in 2021, during the course of which Ring implemented over one hundred changes to its products, policies, and legal processes.

•
Also, as part of a number of changes Ring recently made to the Neighbors app, Ring sunset the Request for Assistance tool. While public safety agencies can still share important updates and ask for help from their communities, they can no longer use the Request for Assistance tool to receive videos through the app.

Amazon’s Technology Products and Services Have the Demonstrated Capability to Solve Complex Problems and Benefit Society
We believe strongly in harnessing the capabilities of advanced technology such as the cloud, artificial intelligence, and machine learning to: promote the ongoing safety and security of our fellow citizens, our communities, and the world; solve complex problems; and benefit society. While we understand the concerns over potential misuse, we believe these are effectively addressed through the policies and procedures we have adopted and that we continue to advance with input from internal and third-party partners and stakeholders.

SHAREHOLDER PROPOSALS
When used properly and responsibly, the technology products and services offered by Amazon provide substantial benefits to society and the communities and organizations that use them. For example, since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children.10 Similarly, Ring continues to innovate by inventing home security products that solve real customer problems and assisting community members in sharing important community information and connecting with each other. These are just a few of the numerous beneficial applications of these technologies.
The proposal requests that the Company prepare a report about Amazon’s process for customer due diligence to determine whether customers’ use of certain of our products or services contributes to human rights violations or violates international humanitarian law. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As discussed below, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public.
This Proposal Fails to Acknowledge or Address the Numerous Measures We and Our Board of Directors Have Taken to Address the Proposal’s Concerns Over the Course of Years and Instead Relies on Speculative and Outdated Claims and Mischaracterizations
While we have been working to constantly enhance our AI/ML technology, including for Amazon Rekognition and Ring products and services, and have avoided or mitigated the risks and concerns posited in this proposal, for the fifth year in a row this proposal continues to rely on the same outdated assertions and mischaracterizations. For example, this proposal continues to incorrectly insinuate that Amazon Rekognition is a surveillance program. In fact, Amazon Rekognition does not collect images for users to perform searches on and does not provide any photos or data for users to search or compare images against. Instead, the service can be used to help analyze or detect objects, people, text, scenes, and activities in images and videos, as well as to detect inappropriate content, fraudulent users, or bots. In addition, AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than seven years AWS has been offering Amazon Rekognition, AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal. Further, this proposal does not take into account the Policing Project’s civil rights and civil liberties audit and the review and feedback Ring received from the Center for Democracy and Technology (the “CDT”), and instead uses vague innuendo, outdated claims, and mischaracterizations to suggest concerns with the operation of our policies and our products. We believe our actions demonstrate that we are willing to work constructively to address realistic issues and work toward solutions that continue to allow customers to benefit from useful technologies, while the proposal and its supporting statements year after year repeat their generalized concerns and dismiss our numerous actions to proactively assess and mitigate risks.
Our Board has reviewed Amazon Rekognition, along with many other programs, as part of numerous AWS business reviews, and has also reviewed Ring over the course of several meetings since our acquisition of Ring. In addition, our Nominating and Corporate Governance Committee provides oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology and Ring, as well as our other technologies, and has specifically reviewed Amazon Rekognition’s facial recognition capabilities and Ring. These reviews focus on the actual operation and use of Amazon Rekognition and Ring, the potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is responsible for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.
We Are Committed to the Responsible Use of Our AI/ML Products and Services and Other AWS Services, and the Proponents Have Failed to Acknowledge or Address the Numerous Actions We Have Taken to Address Concerns Around Potential Misuse of Rekognition and Ring Products
Since introducing Amazon Rekognition, we have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We understand the risks

10
See https://www.aboutamazon.com/news/innovation-at-amazon/how-amazon-rekognition-helps-in-the-fight-against-some-of-the-worst-types-of-crime.

2024 Proxy Statement       39

SHAREHOLDER PROPOSALS
associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to address concerns around potential misuse:
•
Implemented Police Moratorium. In June 2020, AWS implemented a global moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations and, in May 2021, AWS announced the indefinite extension of that moratorium. In addition to our implementation of the moratorium on police use and legal terms for law enforcement use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials. As discussed below, we support appropriate legislative or regulatory frameworks to protect individual civil rights and ensure that governments are transparent in their use of facial recognition technology, and have consulted with and provided support to those working to address these issues.11

•
Provide Customers with Responsible AI and Transparency Tools. Our commitment to developing AI and ML in a responsible way is integral to how we build our services, engage with customers, and drive innovation. We are committed to providing customers with tools and resources to develop and use AI/ML responsibly. For example, in November 2022, we launched AWS AI Service Cards, a transparency resource to help customers better understand our AWS AI services. AWS has published several detailed AI Service Cards, including cards for Rekognition Face Matching and Rekognition Face Liveness.12 AI Service Cards are a form of responsible AI documentation that provides customers with a single place to find information on the intended use cases and limitations, responsible AI design choices, and deployment and performance optimization best practices for an AI service or feature. They are part of our evolving comprehensive development process we undertake to build our services in a responsible way that addresses fairness and bias, explainability, robustness, governance, transparency, privacy, and security in a state-of-the-art manner. AI Service Cards will continue to evolve and expand as we engage with our customers and the broader community to gather feedback and continually iterate on our approach.

•
Dedicate Significant Resources to AI/ML Accuracy and Bias Mitigation. AWS dedicates significant resources to testing and developing its technology to constantly improve accuracy and performance. AWS also focuses on promoting diverse perspectives on its technology development teams, using diverse training and evaluation data sets (e.g., representative across demographic groups), and incorporating feedback from third parties. For example, Credo AI, a company that specializes in Responsible AI, has performed a third-party evaluation of Rekognition using an identity verification data set containing high-quality images of subjects with good lighting, no blur, and no occlusion. The evaluation supports our finding that Rekognition performs well across demographic attributes.13 We have science and technical experts who help promote fairness in our products and services, including helping to design, test, and assess our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.14 We also offer tools and resources to customers, such as Amazon SageMaker Clarify, which helps customers detect and mitigate potential bias in ML models and data using a variety of metrics and helps explain model predictions.15 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras, could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”16 In July 2023, we joined President Biden and leaders across government and industry to voluntarily commit to continue promoting the safe, secure, and transparent development of AI technology that benefits society.17 We also participated in the UK AI Safety Summit where we built upon the White House Voluntary AI Commitments by sharing relevant aspects of our responsible AI development practices

11
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

12
See https://aws.amazon.com/machine-learning/responsible-ai/resources/.

13
See https://aws.amazon.com/machine-learning/responsible-machine-learning/rekognition-face-matching/.

14
Available at https://arxiv.org/abs/2007.06570 (submitted Jul. 13, 2020), and https://www.youtube.com/watch?v=JCGUYFe6P2k. See also https://www.amazon.science/blog/method-predicts-bias-in-face-recognition-models-using-unlabeled-data (Nov. 8, 2022).

15
Available at https://aws.amazon.com/sagemaker/clarify/.

16
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

17
See https://www.aboutamazon.com/news/company-news/amazon-responsible-ai/.

SHAREHOLDER PROPOSALS
and protocols with the global community.18 In addition, we announced that we have joined the U.S. Artificial Intelligence Safety Institute Consortium, established by the National Institute of Standards and Technology (“NIST”), as part of our efforts to further government and industry collaboration to advance safe and secure AI.19
•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like NIST and other independent and recognized research organizations and standards bodies to develop tests, including those that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic and commercial community to establish independent and trusted criteria, benchmarks, and evaluation protocols for AI/ML technology, including facial recognition services.

•
Partner and Collaborate with External Stakeholders. AWS collaborates with the academic community and other stakeholders on the responsible use of AI/ML technologies. For example, through our participation in Partnership on AI, we have worked with leading technology companies and organizations such as the ACLU, Future of Privacy Forum, and the MIT Initiative on the Digital Economy to advance public understanding of AI technologies and address opportunities and challenges with AI technologies to benefit people and society, focusing on areas such as ethics, fairness, inclusivity, and transparency. We are also active participants in other multi-stakeholder organizations relating to AI, including The Organisation for Economic Co-operation and Development (OECD) working groups on AI, the Global Partnership on AI, and the Responsible AI Institute. We provide research grants through Amazon Research Awards and the joint Amazon and National Science Foundation Fairness in AI Grants program.

•
Require Customer Agreement to Acceptable Use Policy and Responsible AI Policy. As a condition to using any AWS service, including Amazon Rekognition, a customer (including any government or law enforcement customer) must agree to the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal or fraudulent activity.”20 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will investigate and take appropriate action, including potentially removing or disabling access to Amazon Rekognition or any other AWS service if we determine a customer is violating our AUP or the AWS legal terms. We also recently published the AWS Responsible AI Policy to supplement the AUP, which applies to the use of all AWS AI/ML services.21 The AWS Responsible AI Policy explicitly prohibits the use of AWS AI/ML services, features, and functionality we provide (1) for intentional disinformation or deception; (2) to violate the privacy rights of others, including unlawful tracking, monitoring, and identification; (3) to depict a person’s voice or likeness without their consent or other appropriate rights, including unauthorized impersonation and non-consensual sexual imagery; (4) for harm or abuse of a minor, including grooming and child sexual exploitation; (5) to harass, harm, or encourage the harm of individuals or specific groups; (6) to intentionally circumvent safety filters and functionality or prompt models to act in a manner that violates our policies; or (7) to perform a lethal function in a weapon without human authorization or control. In addition, the AWS Responsible AI Policy provides that customers using AI/ML services to make consequential decisions impacting a person’s fundamental rights, health, or safety must evaluate the potential risks of their use cases and implement appropriate human oversight, testing, and other use case-specific safeguards to mitigate such risks.

•
Enhanced Legal Terms. All customers using any AWS service must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around certain law enforcement use cases. For example, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and require the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.22 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.

•
Provide Customer Guidance on Best Practices and Responsible Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the AWS legal

18
See https://aws.amazon.com/uki/cloud-services/uk-gov-ai-safety-summit/.

19
See https://www.aboutamazon.com/news/policy-news-views/amazon-joins-us-artificial-intelligence-safety-institute-to-advance-responsible-ai.

20
Available at https://aws.amazon.com/aup/.

21
Available at https://aws.amazon.com/machine-learning/responsible-ai/policy.

22
See https://aws.amazon.com/service-terms/.

2024 Proxy Statement       41

SHAREHOLDER PROPOSALS
terms described above, AWS recommends that in public safety use cases human reviewers verify the system’s results and decisions not be made based on the system output without additional human review. AWS also recommends in these use cases that customers be transparent about the use of face detection and comparison systems including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.23 AWS also provides publicly available guidance to customers and other interested parties on the responsible design, deployment, and use of ML systems in its Responsible Use of Machine Learning Guide.24 Further, customers can engage an AWS team of experts in responsible AI/ML to recommend and help apply existing use-case-specific best practices on the development, deployment, and operationalization of responsible ML principles.25 When we are approached by or become aware of customers with potential use cases that may implicate our AUP or other terms, we analyze the proposed use case to determine whether it complies with these terms. We have turned down customers whose proposed uses would violate our AUP or other terms.
We have taken the following actions, among others, to limit potential misuse of Ring products and services:
•
Give Users Control and Innovate on Their Behalf. The Neighbors App by Ring is a free application designed to help community members connect with each other and trusted sources of safety information like the public safety agencies that serve them. Ring designed Neighbors to protect user privacy and to keep users in control of what information, if any, they want to share. Users can choose whether or not to upload videos, photos, or text-based posts to Neighbors to publicly share information with their communities. In addition, as part of a number of changes Ring recently made to the Neighbors app, Ring sunset the Request for Assistance tool. While public safety agencies can still share important updates and ask for help from their communities, they can no longer use the Request for Assistance tool to receive videos through the app. Ring does not provide police and other public safety officials access to device livestreams or control of user devices.

•
Audit with the NYU Policing Project and Continued Commitment to External Feedback. In 2021, Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law to help Ring promote equity, transparency, and accountability in its products and services. The audit entailed nearly two years of work and was focused on potential racial justice, civil rights, civil liberties, and democratic accountability issues relating to both law enforcement’s use of Neighbors and Ring’s practices regarding law enforcement requests for information, including emergency requests for information. Based on recommendations and observations developed during the course of the audit, Ring implemented over one hundred changes to its products, policies, and legal processes.26 Changes such as adding community resources like mental health services to the Neighbors App, were cited by the Policing Project as steps Ring has taken to safeguard against improper use and address potential harms. Ring also actively solicits feedback on its products and services from independent experts, like the National Network to End Domestic Violence and the CDT, to maintain different perspectives at the forefront of Ring’s work.

•
Require Customer Agreement to Community Guidelines. Ring is committed to upholding a standard of trust and civility and does not tolerate racial profiling, hate speech, and other forms of profiling or prejudice on Neighbors. Ring requires all Neighbors users, including public safety and local government agencies, to agree to strict community guidelines, which prohibit racial profiling, hate speech, and other forms of discrimination. Ring has a dedicated group of team members, who are trained regarding critical and timely issues, proactively moderating Neighbors content and reviewing posts and comments before they are published. When posts are denied, an email is sent to the Neighbors user who submitted the post to inform them of the reason, reinforcing our guidelines and helping users make responsible decisions. In addition, Neighbors users can flag incorrect or inappropriate content directly in the App. The moderation team will remove the flagged content if they determine that the content violates community guidelines. Ring also engaged the CDT to provide feedback and help strengthen Ring’s moderation practices, and the CDT contributed to updates to the Neighbors App and community guidelines in 2021 and continues to provide feedback to Ring today.

•
Share Clear Law Enforcement Guidelines. Like any other company, Ring is obligated to review and respond to legally binding requests for information from law enforcement. Ring does not disclose customer information to law enforcement in connection with government demands unless we are compelled to do so to comply with law (i.e., legally valid and binding requests for information from law enforcement agencies such as search warrants signed by a judge, subpoenas,

23
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

24
See https://d1.awsstatic.com/responsible-machine-learning/responsible-use-of-machine-learning-guide.pdf.

25
See https://pages.awscloud.com/GLOBAL-aware-IND-AWS-ProServe-Responsible-ML-2021-reg.html.

26
For more information on the Policing Project’s civil rights and civil liberties audit, see https://www.policingproject.org/ring.

SHAREHOLDER PROPOSALS
and court orders). Ring carefully reviews each of these requests and challenges those that we believe to be overbroad or otherwise inappropriate. As part of the NYU Policing Project audit, Ring updated its law enforcement information request reporting to share the type and number of binding information requests processed on a biannual basis.27 Like many other companies, on rare occasions Ring may provide information to law enforcement on an emergency basis when there is an imminent danger of death or serious physical injury, such as a kidnapping or an attempted murder. Ring has robust policies and practices for evaluating these requests. Trained members of the legal team carefully review these submissions and emergency requests are regularly denied. These policies have long been reflected in Ring’s public-facing Law Enforcement Guidelines.
•
Deliver on Privacy and Security Commitment. Ring continues to innovate and identify new ways to help uphold customer privacy and security and give users even more control over their devices and personal information. For example, Ring launched video end-to-end encryption for non-battery powered cameras and doorbells in the United States in early 2021, a feature that allows customers to further secure their videos with an additional virtual lock, which can only be unlocked by a key that is stored on the customer’s enrolled mobile device, designed so that only the customer can decrypt and view recordings on their enrolled device. In 2022, Ring expanded support for video end-to-end encryption to most of its battery-powered camera and doorbell devices, and to additional countries outside of the United States.

In light of our commitment to customer trust, privacy, and security; the substantial benefits to both society and organizations of Amazon’s technology products and services; and our ongoing transparency and efforts to address potential misuse of those products and services, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer due diligence.

ITEM 7—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING

Beginning of Shareholder Proposal and Statement of Support:
Resolved, shareholders of Amazon request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by Amazon used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Amazon is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee and posted on Amazon’s website.

27
See https://ring.com/law-enforcement-information-requests.

2024 Proxy Statement       43

SHAREHOLDER PROPOSALS
Supporting Statement
Full disclosure of Amazon’s lobbying activities and expenditures is needed to assess whether its lobbying is consistent with Amazon’s expressed goals and shareholders’ best interests. Amazon spent $121,820,000 on federal lobbying from 2015-2022. Amazon also lobbies extensively at the state level.1 Amazon also lobbies abroad, being accused of shadow lobbying2 and spending between €2,750,000-2,999,999 on lobbying in Europe for 2022.
Companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity.3 Amazon lists support of  $10,000 or more to 588 trade associations (TAs), social welfare groups (SWGs) and nonprofits for 2022, yet fails to disclose its payments, or the amounts used for lobbying. Amazon belongs to the Chamber of Commerce and Business Roundtable (BRT), which have spent over $2.2 billion on lobbying since 1998, supports SWGs that lobby like the National Taxpayers Union4 and Taxpayers Protection Alliance,5 and funds controversial nonprofits like giving $400,000 to the Independent Women’s Forum,6 which has drawn scrutiny for “using anti-trans scaremongering” to oppose the Equal Rights Amendment.7
Amazon’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions. Amazon strives to be the “Earth’s Best Employer,” yet has attracted scrutiny for lobbying against workers’ right to organize.8 Amazon cofounded the Climate Pledge, yet the BRT lobbied against the Inflation Reduction Act,9 and the Chamber reportedly has been a “central actor” in dissuading climate legislation over a two-decade period.10 Amazon has drawn scrutiny for avoiding federal income taxes,11 the BRT has lobbied against a new minimum corporate tax.12 And Amazon does not belong to the American Legislative Exchange Council13 but is represented by the Chamber14 and NetChoice,15 which each sit on its Private Enterprise Advisory Council.
Amazon should expand its lobbying disclosure.

1
https://www.reuters.com/investigates/special-report/amazon-privacy-lobbying/.

2
https://www.politico.eu/article/big-tech-companies-face-potential-eu-lobbying-ban/.

3
https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

4
https://www.opensecrets.org/news/2021/06/dark-money-groups-battle-efforts-to-limit-big-tech/; https://time.com/6182329/the-strange-coalition-in-congress-poised-to-score-a-major-win-against-big-tech/.

5
https://www.bloomberg.com/news/articles/2022-08-03/big-tech-political-ad-spend-passes-pharmaceutical-industry; https://popular.info/p/donut-break-journalism?utm_source=substack&utm_medium=email.

6
https://www.cnbc.com/2022/10/27/amazon-donated-to-nonprofit-that-opposed-new-antitrust-bills.html.

7
https://truthout.org/articles/dark-money-womens-groups-are-using-anti-trans-scaremongering-to-oppose-era/.

8
https://perfectunion.us/amazons-lobbyist-spending-breaks-record-amid-anti-union-drive/; https://news.bloomberglaw.com/daily-labor-report/amazon-poaches-top-business-labor-lobbyists-amid-worker-activism.

9
https://www.theguardian.com/environment/2022/aug/19/top-us-business-lobby-group-climate-action-business-roundtable.

10
https://www.washingtonpost.com/politics/2023/08/02/climate-group-pushes-big-tech-exit-nations-largest-business-lobby/.

11
https://itep.org/amazon-has-record-breaking-profits-in-2020-avoids-2-3-billion-in-federal-income-taxes/.

12
https://www.washingtonpost.com/business/2023/08/14/biden-corporate-tax/.

13
https://www.exposedbycmd.org/2022/07/27/abandoning-free-market-and-liberty-principles-alec-takes-on-woke-capitalism-bodily-autonomy-and-more-at-its-annual-meeting/.

14
https://ohiocapitaljournal.com/2023/09/06/coming-soon-in-ohio-alec-releases-new-raft-of-model-legislation/.

15
https://readsludge.com/2023/10/03/alec-gala-will-face-protest-from-pro-democracy-groups/.

End of Shareholder Proposal and Statement of Support
Shareholder: The Province of Saint Joseph of the Capuchin Order

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 7

Why We Recommend You Vote Against This Proposal

•
We report comprehensively and transparently on our public policy expenditures on an annual basis, including direct and indirect lobbying expenditures such as our payments to U.S.-based trade associations, coalitions, charities, and social welfare organizations to which our Public Policy team contributed at least $10,000.

•
We have Board and management processes in place to provide oversight of our public policy activities, and we take a number of actions to mitigate the potential risk associated with misalignment between our views and the lobbying activities undertaken by organizations we support.

•
When, as a result of our own review or as a result of media or stakeholder inquiries, we identify potential misalignment between positions we support and the positions that such an organization advocates, we will carefully weigh the risks and benefits to Amazon of our continued membership in or support of such organization. In those situations, we will communicate to the organization that we do not support positions it takes that are not aligned with our public policy positions. In other instances, we may terminate our membership and/or withdraw our financial support if the risks arising from a particular position the organization supports outweigh the overall benefits to Amazon of being a member.

•
It is unrealistic to expect that we will agree with every single policy position taken by every organization to which we contribute. We believe that remaining engaged with such organizations despite differing views on a particular matter has value and can influence the organization’s positions over time. Membership in trade associations also provides a number of important benefits—separate and apart from lobbying—to Amazon and our shareholders in the long-run.

We Already Disclose Our Public Policy Expenditures
We report comprehensively and transparently on our public policy expenditures on an annual basis, including direct and indirect lobbying expenditures such as our payments to trade associations, and we comply with all applicable regulations requiring public disclosure of corporate political activity. Our policy addressing these activities is set forth in our U.S. Political Engagement Policy and Statement, which is updated annually and available on our investor relations website, and discloses the U.S.-based trade associations, coalitions, charities, and social welfare organizations to which Amazon contributed at least $10,000 through its Public Policy Office. Our U.S. Political Engagement Policy and Statement has consistently earned us a place in the first tier of the CPA-Zicklin Index of Corporate Political Disclosure and Accountability, which ranks companies’ policies and practices on political disclosure and accountability.28
We participate in the policymaking process by informing public officials about our positions on issues significant to our customers and other stakeholders and our business. These issues are discussed in the context of existing and proposed laws, legislation, regulations, and policy initiatives, and cover topics such as commerce, intellectual property, trade, data privacy, transportation, web services, and sustainability.
Our U.S. Political Engagement Policy and Statement discloses the total annual amounts we spent on federal lobbying activities, as reported to the U.S. House of Representatives and U.S. Senate and is publicly available at https://lda.senate.gov/system/public. Our U.S. Political Engagement Policy and Statement also discloses the total annual amounts we spent on government relations efforts in all U.S. states (non-federal) and Washington, D.C. In order to increase transparency about our state-level government relations efforts, our Statement also includes the specific amount that we report as lobbying activity in each state and certain local jurisdictions, as disclosed on applicable state and local websites such as those maintained by secretaries of state, state ethics and public disclosure commissions, state legislatures, and other state and local authorities.
We Have Processes in Place to Oversee and Mitigate the Risk of Misalignment of Our Public Policy Activities with Our Public Policy Positions
Perfect alignment between our public policy positions, many of which are discussed on our website at https://www.aboutamazon.com/about-us/our-positions, and those taken by organizations that we support is unrealistic

28
See https://www.politicalaccountability.net/wp-content/uploads/2023/10/2023-CPA-Zicklin-Index.pdf.

2024 Proxy Statement       45

SHAREHOLDER PROPOSALS
because these organizations are third-parties that we do not control. Nevertheless, we have processes in place to oversee and mitigate the risk of misalignment.
When assessing potential misalignments, there are no bright-line rules. We evaluate each situation carefully using a principles-based approach and take appropriate action depending on the facts and circumstances of the potential misalignment. While our public policy positions are carefully considered and deeply held, the facts and circumstances of any potential misalignment can differ and change over time, meaning that these situations do not lend themselves to rigid standards for evaluation. In 2022, we published a report describing our approach to mitigating the risk of misalignment of our lobbying activities with our positions. As described in the report, our approach to mitigating these risks is carefully considered and the methods of escalation we choose depend on the facts and circumstances of each situation and the organization in question.29
There are two primary situations in which our lobbying activities could be perceived as not aligning with our public policy positions. First, we and trade associations of which we are a member may oppose proposed legislation, regulations, or other public policy initiatives because we disagree on the approach toward addressing the issue, not because of disagreement over the need to address a given issue. In some cases, we or trade associations of which we are a member may disagree with provisions in a policy proposal that are unrelated to the policy position or substantive issue that we do support. In these situations, there is not a misalignment between our lobbying position and the specific matter at issue, but instead a disagreement on how best to address the matter. We seek to avoid any perception of misalignment in these situations by clearly explaining the basis for our concern with the proposed approach and by seeking and advocating for alternative approaches that we believe more appropriately and more effectively align with our public policy positions.
Second, trade associations, coalitions, charities, and social welfare organizations to which we contribute may, in the course of representing their broad membership, take positions on certain issues that are inconsistent with our public policy positions and that do not reflect our views. When such an organization that we contribute to lobbies on a position that we disagree with, that organization is not lobbying on behalf of Amazon. Also, when we identify any material misalignment of this nature, we make clear to that organization that we do not support that position. However, it is unrealistic to expect that we will agree with every policy position taken by every organization to which we contribute. In addition, we believe that remaining engaged with such organizations despite differing views on a particular matter has value and can influence the organization’s positions over time. We also believe that membership in trade associations provides a number of important benefits—separate and apart from lobbying—to Amazon and our shareholders in the long-run.
California Proposition 30 is a helpful example, among many others, of how public policy activities can be complex and how perceived misalignment with public policy positions can actually be simply a disagreement on how best to address the policy matter. This 2022 state ballot initiative sought to reduce greenhouse gas emissions by increasing tax on personal income to fund electric vehicle incentives and infrastructure. While Amazon did not engage in any public policy activities specifically related to this ballot initiative, a number of prominent proponents of carbon emission reduction opposed the initiative, as did 58% of California voters. This was complicated legislation, and there were legitimate reasons leading to their opposition, but their opposition did not necessarily mean that they opposed carbon emission reduction and that their public policy activities on this issue were misaligned.
Nevertheless, we understand the risk that our membership in certain organizations may from time to time be viewed as indirectly funding positions that are inconsistent with our views on certain public policy matters. We take a number of actions to mitigate this risk. The Nominating and Corporate Governance Committee regularly reviews Amazon’s public policy and government relations initiatives. As stated in the Audit Committee’s charter, the Committee, which is comprised solely of independent directors, annually reviews and discusses with management Amazon’s policies, procedures, and reports on political contributions and lobbying expenses.30 In addition, the Audit Committee and our Senior Vice President, Global Public Policy & General Counsel, annually review the U.S. Political Engagement Policy and Statement, related procedures, and a report on all of our campaign contributions and lobbying expenses, including contributions made to organizations such as trade associations, coalitions, charities, and social welfare organizations that may engage in indirect lobbying on behalf of the Company.

29
See Amazon’s Initiatives in Support of the Paris Agreement Goals, available at https://s2.q4cdn.com/299287126/files/doc_downloads/2022/Note-on-Alignment-with-Paris-Agreement.pdf.

30
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

SHAREHOLDER PROPOSALS
When we identify potential misalignment between positions we support and the positions that such an organization advocates, we will carefully weigh the risks and benefits to Amazon of our continued membership in or support of such organization. In some instances, we may determine that our continued membership in or support of the organization is appropriate, either because it positions us to influence the organization’s policy positions in ways that we believe may ultimately align with our objectives, or because we believe that our continued work with the organization will help advance other important policy objectives aligned with our interests. In those situations, we will communicate to the organization that we do not support positions it takes that are not aligned with our public policy positions. In other instances, we may terminate our membership and/or withdraw our financial support if the risks arising from a particular position the organization supports outweigh the overall benefits to Amazon of being a member.
In light of our current public disclosures and existing oversight, policies, and procedures regarding our lobbying and political engagement activities, the Board recommends shareholders vote against the proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on lobbying.

ITEM 8—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY

Beginning of Shareholder Proposal and Statement of Support:
Racial and Gender Pay Gap Reporting
Whereas: Amazon remains under public scrutiny for alleged unfair pay and working conditions. Amazon has faced numerous lawsuits claiming disparities in promotion rates and corporate leveling system for women and minorities.1 In November, three employees sued Amazon alleging “chronic pay inequity issues.”2
Pay inequities persist across race and gender and pose substantial risks to companies and society. Black workers’ median annual earnings represent 77 percent of white wages. The median income for women working full time is 84 percent that of men. Intersecting race, Black women earn 76 percent and Latina women 63 percent.3 At the current rate, women will not reach pay equity until 2059, Black women in 2130, and Latina women in 2224.4
Actively managing pay equity is associated with improved representation, and diversity is linked to superior stock performance and return on equity.5
Best practice pay equity reporting consists of two parts:
1.
unadjusted median pay gaps, assessing equal opportunity to high paying roles,

2.
statistically adjusted gaps, assessing whether minorities and non-minorities, men and women, are paid the same for similar roles.

Racial and gender median pay gaps are accepted as the valid way of measuring pay inequity by the United States Census Bureau, Department of Labor, and International Labor Organization. The United Kingdom and Ireland mandate disclosure of median gender pay gaps.
Despite ongoing controversy, Amazon continues to ignore reporting unadjusted median pay gaps which would provide crucial insights into how well the Company is managing access to job opportunities and employee pay. Median pay gap data, as opposed to diversity data alone, shows, quite literally, how Amazon assigns value to employees through the roles they inhabit and pay they receive. Median gap reporting provides a digestible and comparable data point to determine progress over time.
Amazon has an opportunity to improve the diversity of its employee base across the Company, not only in lower-level positions. Minorities represent 72 percent of Field and Customer Support Employees but only 36 percent of Executive employees. Women represent 47 percent of the Field and Customer Support Employees and only 25 percent of Executive employees.6
Resolved: Shareholders request Amazon report on median pay gaps across race and gender, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

2024 Proxy Statement       47

SHAREHOLDER PROPOSALS
Racial/gender pay gaps are defined as the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings (Wikipedia/Organization for Economic Cooperation and Development, respectively).
Supporting Statement: An annual report adequate for investors to assess performance could, with board discretion, integrate base, bonus and equity compensation to calculate:
•
percentage median gender pay gap, globally and/or by country, where appropriate

•
percentage median racial/minority/ethnicity pay gap, US and/or by country, where appropriate

1
https://www.vox.com/recode/2021/5/19/22444177/amazon-five-more-lawsuits-employees-allege-race-and-gender-discrimination-charlotte-newman

2
https://www.cnbc.com/2023/11/20/amazon-sued-by-three-employees-who-allege-gender-discrimination.html

3
https://www.census.gov/data/tables/time-series/demo/income-poverty/cps-pinc/pinc-05.html - par_textimage_24

4
https://static1.squarespace.com/static/5bc65db67d0c9102cca54b74/t/622f4567fae4ea772ae60492/1647265128087/
Racial+Gender+Pay+Scorecard+2022+-+Arjuna+Capital.pdf

5
Ibid.

6
https://sustainability.aboutamazon.com/2022-sustainability-report.pdf

End of Shareholder Proposal and Statement of Support
Shareholders: Stanley Monroe and Laurie Carson, represented by Arjuna Capital
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 8

Why We Recommend You Vote Against This Proposal

•
Amazon already provides disclosure on compensation by gender and by race/ethnicity. When evaluating 2023 compensation in the United States, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned a dollar for every dollar that white employees earned performing the same jobs.

•
We are strongly committed to promoting gender and racial diversity and inclusion in our workforce, including among our leadership ranks.

We Already Provide Disclosure on Compensation by Gender and by Race/Ethnicity
We believe that people should receive equal pay for equal work, regardless of gender, race, or ethnicity, and we are committed to compensating our employees fairly and equitably. In light of the reporting we already provide on our progress and ongoing activities promoting these objectives, as detailed below and reported publicly, we do not believe that the additional report on vaguely-described “median pay gaps across race and gender” requested by this proposal would enhance understanding of or accountability for our diversity efforts.
Amazon already provides statistical reporting on our workforce diversity and pay equity. We annually publish gender and race representation information on our diversity and inclusion website, which includes representation by job type, such as field and customer support employees, corporate employees, and senior leaders. In addition, to provide even greater transparency, we publish our consolidated EEO-1 reports. Amazon also annually provides information on compensation by gender and by race/ethnicity. Our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2023 compensation, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned a dollar for every dollar that white employees earned performing the same jobs.31
We disagree with this proposal’s unsupported assertion that reporting unadjusted median pay gaps is a “best practice,” and we note that it is not common for U.S. companies to report on an unadjusted basis. An unadjusted median pay statistic

31
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

SHAREHOLDER PROPOSALS
does not account for factors such as cost of living, job function and level, job experience and tenure, level of education, labor force participation rates, country currency, and geography that impact differences in compensation.
Furthermore, the unadjusted median pay statistic does not provide the information our managers and leaders need to make hiring, promotion, and retention decisions in a way that drives representation of women and employees from underrepresented racial/ethnic groups into management and leadership roles. We believe that the pay information that we review and disclose publicly each year, which incorporates these factors, provides a more accurate picture of our pay policies and practices.
As reflected by our published pay information, we are committed to fairly and equitably compensating our employees. Our compensation policies and practices are designed to compensate employees in accordance with their job and level, without regard to gender, race, or other protected categories. We monitor implementation of our policies and practices by annually reviewing employee compensation. We also set on-hire compensation without regard to a candidate’s current or previous salary, blunting the effect of historical inequities along gender and race lines. Amazon was early to adopt a bold and comprehensive U.S.-wide policy prohibiting recruiters from asking candidates for their current salary information, rather than prohibiting such inquiries only where legally required.
We also do not believe that additional reporting on a number of median pay gaps across race and gender, as requested by this proposal, is a practical or productive approach that would enhance understanding of or accountability for our diversity and inclusion efforts. The nature of racial disparities and discrimination issues, as well as the racial and ethnic composition of underrepresented groups, can vary greatly from region to region, even within the same country. Moreover, the laws of some countries prohibit employers from collecting race and ethnicity information from employees, as recognized by Institutional Shareholder Services (“ISS”) in a 2020 report.32 The proposal seems to recognize these limitations but does not explain how it would have companies solve them, instead stating only that companies may calculate “percentage median racial/minority/ethnicity pay gap” by “US and/or by country, where appropriate.” While we could provide a patchwork of additional statistics across our workforce, we do not believe it is a practical or productive effort.
We Are Intently Focused on Our Employees’ Well-Being and Success
We are proud to offer competitive pay and comprehensive benefits, and our high wages have had a positive impact on other wages in local labor markets where Amazon operates and have helped boost local economies across the country.33 In the United States, the roles in customer fulfillment and transportation offer an average wage of more than $20.50 an hour and up to $28 per hour in some locations.34 Additionally, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). Eligible employees at Amazon also have access to numerous Company-funded upskilling programs as part of Amazon’s $1.2 billion Upskilling 2025 pledge.35 Programs include Career Choice, an education benefit which fully funds tuition for employees to learn new skills for career success at Amazon or elsewhere, including Bachelor’s degrees, industry certifications designed to lead to in-demand jobs, and foundational skills such as local language and English proficiency certifications, high school diplomas, and GEDs. We offer graduate-school-level training for our employees through Machine Learning University, a program designed to give current Amazon employees the chance to develop expertise in machine learning, growing critical skills in an area of rapidly expanding professional opportunities within Amazon.
We Are Committed to Supporting and Increasing Diversity, Including in Leadership Roles
We are committed to increasing gender and racial diversity, including among our leadership ranks and we strive to be a top employer for diverse talent. We know that representation is critical to accomplishing this goal and that diverse leaders attract and retain talent. We believe “[d]iversity, equity, and inclusion are good for business—and more fundamentally, they’re simply right.”36 Our Board is likewise dedicated to promoting diversity, equity, and inclusion at Amazon. The Board’s Leadership Development and Compensation Committee oversees and monitors our strategies and policies related to human capital management within Amazon’s workforce, including specifically overseeing and monitoring our policies on diversity, equity, and inclusion, corporate culture, compensation and benefits, and retention. The Board is also committed to its own diversity. The Nominating and Corporate Governance Committee of the Board includes, and has any search firm that it

32
See U.S. Environmental & Social Shareholder Proposals, 2020 Proxy Season Review, ISS, October 20, 2020, at 12.

33
See https://www.aboutamazon.com/news/job-creation-and-investment/study-shows-amazons-wage-increase-to-15-an-hour-also-upped-pay-for-non-
amazon-workers.

34
See https://www.aboutamazon.com/news/workplace/amazon-hiring-seasonal-holiday-employees.

35
See https://www.aboutamazon.com/workplace/upskilling-commitments.

36
See https://www.aboutamazon.com/about-us/our-positions.

2024 Proxy Statement       49

SHAREHOLDER PROPOSALS
engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which it selects director candidates. Currently, of our independent directors, five are women and three are from underrepresented racial/ethnic groups. Two of the four Board committees are chaired by women, and our lead independent director is a woman.
With more than 1.5 million employees worldwide, we have increased the percentage of women and U.S. employees from underrepresented racial/ethnic groups across our tech and non-tech corporate roles and in manager roles over the past three years. Starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, evaluate, and retain employees to help provide equitable access for all. In 2020, we doubled the number of Black directors and vice presidents, launched inclusion training for all employees, and removed racially insensitive language in our tech documentation. In 2021, we increased the number of Black directors and vice presidents by almost 70% and maintained our commitment to equal opportunities for representation in our workforce at the most senior levels. We also increased hiring of U.S. Black mid-level employees by at least 30% in 2021. Further, we inspect statistically significant demographic differences in performance ratings and attrition to identify root causes and, as necessary, implement action plans. In 2022, we continued to expand representation across our employee population and at the most senior levels, including increasing globally the number of female employees at director and higher-level roles focused on STEM and, in the United States, increasing the number of Black and Latinx employees at director level and higher and increasing the hiring of veterans. As a result of these efforts, we increased the number of women in executive positions in STEM-focused roles by 66% and hired 30,400 military veterans and 9,600 military spouses in 2022. In 2023, we identified new ways to continue advancing our diversity, equity, and inclusion priorities, including the expansion of our programs and initiatives outside of the United States, advancing diversity, equity, and inclusion through technology. We continue to inspect and refine the mechanisms we use to hire, develop, evaluate, and retain our employees to promote equity for all candidates and employees.
We are also conducting a racial equity audit to evaluate the impacts of our policies, programs, and practices on our hourly operations employees in the United States.37 Moreover, we continue to identify new ways to improve our talent strategy across our workforce, including at leadership positions within Amazon. We employ hundreds of professionals in diversity, equity, and inclusion roles who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to attracting and hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We are investing in internal and external programs to make our leadership development opportunities inclusive for all.
Our commitment to diversity, equity, and inclusion is further fostered by our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world. These groups include Amazon People with Disabilities, Amazon Women in Engineering, Asians at Amazon, the Black Employee Network, Body Positive Peers, Families at Amazon, Glamazon, Indigenous at Amazon, Latinos at Amazon, Mental Health and Well-Being, Warriors at Amazon, Women at Amazon, and the Women in Finance & Global Business Services Initiative. Our culture of inclusion is reinforced within our 16 Leadership Principles, which remind our team members to work every day to create a more diverse and just work environment; seek diverse perspectives, learn and be curious, and earn trust; and that we must begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large.38 We provide ongoing learning experiences with a diversity, equity, and inclusion focus. Amazonians examine themes that advance our commitment to inclusive experiences everywhere. These learning opportunities include talks from academics and internal and external leaders in technology, entrepreneurship, and entertainment. They also include Amazon-specific training programs focused on personal and team development. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award. More information about Amazon’s diversity and inclusion efforts and employee demographics is publicly available at www.aboutamazon.com/workplace/diversity-inclusion.
Given our focused attention on equal pay practices and workplace non-discrimination through our policies and practices, as reflected by our published pay statistics and our commitment to hiring and identifying the best talent from all backgrounds for diverse and inclusive teams, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on gender/racial pay.

37
See https://www.aboutamazon.com/news/workplace/an-update-on-our-diversity-equity-and-inclusion-work-at-amazon.

38
See https://www.aboutamazon.com/news/workplace/inside-amazons-culture-of-inclusion-for-employees-customers-and-communities;
https://www.aboutamazon.com/about-us/leadership-principles.

SHAREHOLDER PROPOSALS
ITEM 9—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINT RESTRICTION

Beginning of Shareholder Proposal and Statement of Support:
Respect Civil Liberties in Digital Services
Supporting Statement:
Digital service providers (DSPs) control access to critical services and platforms that drive innovation in the American economy and facilitate expression and the open exchange of information across the globe. These companies have unprecedented power to censor speech. And they are under increasing pressure to remove unpopular religious and political views from the marketplace.
Respecting fundamental freedoms, like free speech and religious liberty, drives healthy discourse and tolerance for diverse views. Amazon, Inc. can and should promote these freedoms to best serve its diverse users and promote a healthy market and marketplace of ideas. Economic growth also requires innovation, and that requires the freedom to challenge the status quo. If DSPs build their own social credit system, they are going to lock out Americans from some of the best tools for innovation and growth.
But recent events and DSPs’ own policies suggest that users’ and customers’ freedom of expression and religion are at risk—including under Amazon’s watch. In addition to concerning revelations of collusion with government at companies like Meta, Amazon, and Twitter to censor constitutionally protected speech,1 the 2023 edition of the Viewpoint Diversity Business Index,2 in which Amazon scored 4%, notes that Amazon’s product policies impose viewpoint restrictions using vague terms such as promoting “anti-social behavior”‘ and “question[ing] gender identity.” As noted by the 1792 Exchange’s 2023 report, these policies have led Amazon to remove products ranging from books questioning the predominant narrative regarding transgender issues to pamphlets offering alternate perspectives on COVID-19.
When DSPs engage in this kind of discrimination, they expose themselves to heightened legal liability and hinder the ability of Americans to access the marketplace. This undermines the fundamental freedoms of our country and is an affront to the public trust.
Amazon also maintains that it promotes diversity and inclusion.3 The shareholders need to know that Amazon is adhering to its own standards by serving diverse consumers without regard to their beliefs or other factors above.
Resolved: Shareholders request that the Board of Directors of Amazon conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to denying or restricting service to users or customers based on their viewpoint under “hate speech,” “misinformation,” and related policies, other terms of use or content management policies, or any other policies or practices, and how such viewpoint discrimination impacts users, customers, and other individuals’ exercise of their constitutionally protected civil rights.

1
https://finance.yahoo.com/news/shareholder-address-censorship-policies-alphabet-140000317.html

2
https://www.viewpointdiversityscore.org/company/amazon

3
https://www.aboutamazon.com/workplace/diversity-inclusion

End of Shareholder Proposal and Statement of Support
Shareholder: The American Family Association, represented by Bowyer Research

2024 Proxy Statement       51

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 9

Why We Recommend You Vote Against This Proposal

•
We take seriously our commitment to respect for people from all backgrounds. We keep in mind the cultural differences and sensitivities of our global community when making decisions on products, and as a store, we’ve chosen to offer a very broad range of viewpoints. We strive to maximize selection for all customers, even if we do not agree with the message or sentiment of all of the products.

•
We have risk management processes to protect against risks to the Company. For example, the Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.

We Take Seriously Our Commitment to Respect for People from All Backgrounds
We serve diverse customers, operate in diverse communities, and rely on a diverse workforce. We take seriously our commitment to respect for people from all backgrounds, which are enduring values for us as reflected in a number of our policies, including the Amazon Global Human Rights Principles.39
In addition, as part of our mission to be the world’s most customer-centric company, we are committed to reflecting the diverse perspectives of our global customer base.40 As such, we keep in mind the cultural differences and sensitivities of our global community when making decisions on products, and as a store, we’ve chosen to offer a very broad range of viewpoints.41 We strive to maximize selection for all customers, even if we do not agree with the message or sentiment of all of the products.
The policies and procedures we have in place, including our Offensive and Controversial Materials policies and Content Guidelines for Books, are intended to promote respect for all people, as well as adherence to the law. We maintain these policies to facilitate a welcoming environment for our global customers and selling partners while offering the widest selection of items on earth.
We Have Robust Board Oversight and Risk Management Processes
In addition to the policies, programs, and initiatives that support our commitment to diversity and respect for people from all backgrounds, we have risk management processes to protect against risks to the Company. The Nominating and Corporate Governance Committee oversees and monitors our policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities;42 and the Audit Committee oversees, among other things, our risk assessment and risk management policies, including management of operational risks.43
In light of our demonstrated commitment to respect for stakeholders from all backgrounds, from customers to sellers to employees, as well as our commitment to offering a broad range of viewpoints in our stores and our robust risk management process and board oversight, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on viewpoint restriction.

39
Available at https://sustainability.aboutamazon.com/governance/amazon-global-human-rights-principles (“[a]s outlined in our Code of Business Conduct and Ethics, we do not tolerate discrimination”); see also Amazon.com Code of Business Conduct and Ethics, https://ir.aboutamazon.com/corporate-governance/documents-charters/code-business-conduct-and-ethics.

40
See https://www.aboutamazon.com/news/workplace/an-update-from-amazon-vp-candi-castleberry-on-our-diversity-equity-and-inclusion-work.

41
See https://www.aboutamazon.com/news/how-amazon-works/amazons-approach-to-controversial-products-and-content.

42
See https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

43
See https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

SHAREHOLDER PROPOSALS
ITEM 10—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON STAKEHOLDER IMPACTS

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders request the Board of Directors prepare a report disclosing how Amazon.com, Inc., (“Amazon” or the “Company”) is addressing the impact of its climate change strategy on relevant stakeholders, including but not limited to employees, workers in its supply chain, and communities in which it operates, consistent with the “Just Transition” guidelines of the International Labor Organization and indicators of the World Benchmarking Alliance. The report should be prepared at reasonable cost, omit proprietary information, and be available to investors.
SUPPORTING STATEMENT:
At the 2021 UN Climate Change Conference, the United States and other governments agreed to the Just Transition Declaration, which aligns with the “Just Transition” guidelines in the International Labor Organization’s Guidelines for a just transition towards environmentally sustainable economies and societies for all. The latter states that an environmentally sustainable future requires “anticipating impacts on employment, adequate and sustainable social protection for job losses and displacement, skills development and social dialogue.” (https://www.ilo.org/wcmsp5/groups/public/@ed_emp/ @emp_ent/documents/publication/wcms_432859.pdf.) Those guidelines emphasize the “pivotal role” of employers “in bringing about social, economic and environmental sustainability with decent work and social inclusion.”
The World Benchmarking Alliance’s indicators include discrete, time-based indicators, including those tied to developing a just transition plan through consultation with affected stakeholders; mitigating the negative social impacts of the carbon transition on workers and communities; establishing a clear process for identifying job dislocation risks for workers and communities; and developing plans to retain and reskill workers for an inclusive workforce. (See https:// assets.worldbenchmarkingalliance.org/app/uploads/2021/07/Just-Transition-Methodology.pdf.)
Amazon has pledged to reach net-zero carbon emissions by 2040, a goal that suggests dramatic transformations in the way Amazon operates its vast transportation and logistical networks, bringing with it significant changes to the Company’s human capital needs. We believe it is crucial Amazon develop its decarbonization strategy with a systematic focus on ensuring a just and equitable energy transition. A 2022 study by the World Benchmarking Alliance found that the largest transportation companies—many of which approximate Amazon’s own transportation network—were ill-prepared to manage the social impacts of decarbonizing, placing millions of workers at risk. (See https://www.worldbenchmarkingalliance.org/publication/ transport/.)
A key area of uncertainty for investors is how some of Amazon’s technological solutions to the climate crisis, such as its investments in electric and autonomous vehicles, impact jobs and communities, including those along its supply chains and transportation networks. A just transition report would help investors better understand the interplay of these technologies, the Company’s climate commitments, and its human capital management practices as well as its broader stakeholder relationships. As one of the largest private employers in the world, with extensive logistical operations, Amazon has a key role in supporting social fairness as the world attempts to decarbonize.
End of Shareholder Proposal and Statement of Support
Shareholder: International Brotherhood of Teamsters General Fund

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RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 10

Why We Recommend You Vote Against This Proposal

•
As we work toward reaching our climate goals, we are also committed to the people, workers, and communities that support our entire value chain so that they are treated with fundamental dignity and respect. At Amazon, we use our infrastructure, resources, and spirit of invention to address some of the most acute challenges in our communities. In addition, as the world’s largest corporate renewable energy purchaser for the fourth year in a row, we have a unique role to play in supporting a just, equitable, and sustainable energy transition. For example, we are a founding member of Beyond the Megawatt, an initiative of the Clean Energy Buyers Institute to maximize the environmental and social benefits of the clean energy transition. We have also made a $53 million commitment to address gender inequities that exist for women in the climate finance ecosystem and to support female entrepreneurs with the resources they need to accelerate climate change innovations, including by serving as a founding partner of the Climate Gender Equity Fund.

•
We believe all employees should have the opportunity to learn new skills, grow, and build their careers as they develop their professional journeys and prepare for economies of the future. Therefore, we want to make it easy for people to have access to the skills they need to grow their careers by offering programs like Upskilling 2025 and Amazon Career Choice. Through these programs, we are creating pathways to careers in fields that will continue growing in the years to come. More than 150,000 Amazon employees worldwide have participated in Career Choice since it launched in 2012.

•
Our commitment to sustainability includes supporting partners in our supply chain that respect human rights, provide safe and inclusive workplaces, and promote a sustainable future. We have codified our commitment to human rights in our Amazon Global Human Rights Principles and have published our Supply Chain Standards, which are grounded in principles of inclusivity, continuous improvement, and supply chain accountability.

We Actively Invest in Our Communities and Support a Just Clean Energy Transition
Our commitment to The Climate Pledge, Amazon’s goal to reach net zero carbon across our operations by 2040, requires investing in the communities where we operate and where our workers live. As stated in our 2023 Community Impact Report,44 at Amazon, we use our infrastructure, resources, and spirit of invention to address some of the most acute challenges in our communities. We are committed to sustainability and social responsibility as outlined in the Amazon Global Human Rights Principles, which manifests our commitment to the people, workers, and communities that support our entire value chain so that they are treated with fundamental dignity and respect.45
In addition, as the world’s largest corporate renewable energy purchaser for the fourth year in a row, we have a unique role to play in supporting a just, equitable, and sustainable energy transition. For example, we are a founding member of Beyond the Megawatt, an initiative of the Clean Energy Buyers Institute to maximize the environmental and social benefits of the clean energy transition.46 As a member, we support Beyond the Megawatt’s efforts to address resilience, social equity, and environmental protection issues by scaling impact-oriented clean-energy procurement strategies. We partnered with USAID, the BHP Foundation, and the Chandler Foundation on the Powering a Just Energy Transition Green Minerals Challenge, which seeks to catalyze the development, application, and scaling of innovations to strengthen transparency and counter corruption in critical mineral supply chains for the clean energy transition.47 A global clean energy transition will require increased supplies of minerals that power more-sustainable technologies. This rise in demand has the potential to benefit millions through inclusive economic growth—if managed responsibly to prevent corruption and resource exploitation in “green” mineral-rich countries. We have also made a $53 million commitment to address gender inequities that exist for women in the climate finance ecosystem and to support female entrepreneurs with the resources they need to accelerate climate change innovations, including by serving as a founding partner of the Climate Gender Equity Fund, which has raised

44
Available at https://assets.aboutamazon.com/c6/ff/2c89c0ff437cb855a015e81ed898/amazon-community-impact-report-2023.pdf.

45
See https://sustainability.aboutamazon.com/governance/amazon-global-human-rights-principles.

46
See https://www.businesswire.com/news/home/20220602005368/en/The-Clean-Energy-Buyers-Institute-Maximizes-Clean-Energy-Benefits-Beyond-the-
Megawatt.

47
See https://www.usaid.gov/news-information/press-releases/nov-15-2022-usaid-calls-for-innovators-to-counter-corruption-in-the-green-minerals-industry.

SHAREHOLDER PROPOSALS
$20 million since its founding in late 2022 and has awarded its first grants to organizations focused on advancing gender-equitable climate action in Africa.48 Our solar and wind farms have also helped generate more than $12 billion in estimated economic investment globally from 2014 through 2022, and supported 39,000 full-time equivalent jobs in 2022 alone, according to an economic model we developed.49 We report on many of these activities and provide information on our sustainability efforts, our community impact and work, and how we strive to support underrepresented and underprivileged communities.50
In addition to our efforts to reduce the environmental impact of our operations, we strive to have a positive impact on other aspects of the communities in which we operate by driving economic growth, investing in affordable housing, and supporting non-profits and community organizations. For example, in 2021, we established the Amazon Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee.51 We have also partnered with social impact and economic justice groups to support real estate developers of color and facilitate affordable housing projects.52
Our Employees Are the Foundation of Our Success and We Are Intently Focused on Supporting Their Well-Being and Helping Them Grow Their Careers
We are also making significant investments in our employees. Amazon has invested more than $10 billion in hourly pay increases over the last five years. In the United States, we invested $1.3 billion in 2023 toward pay increases for customer fulfillment and transportation employees, bringing the average pay for those roles to over $20.50 per hour, with some locations offering as much as $28 per hour. In addition, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents).53
We believe all employees should have the opportunity to learn new skills, grow, and build their careers as they develop their professional journeys. To this end, we have committed more than $1.2 billion as part of our Upskilling 2025 pledge to provide prepaid education and technical skills training opportunities to more than 300,000 of our own employees in the United States to help them move into higher-paying roles.54 Through Upskilling 2025, Amazon is creating pathways to careers in fields that will continue growing in the years to come.
Programs include Career Choice, an education benefit that pre-pays tuition for employees to learn new skills for career success at Amazon or elsewhere, including Bachelor’s degrees, industry certifications designed to lead to in-demand jobs, and foundational skills such as local language and English proficiency certifications, high school diplomas, and GEDs.55 More than 150,000 Amazon employees worldwide have participated in Career Choice since it launched in 2012. We offer graduate-school-level training for our employees through Machine Learning University, a program designed to give current Amazon employees the chance to develop expertise in machine learning, growing critical skills in an area of rapidly expanding professional opportunities within Amazon. We are also proud to offer our employees the opportunity to participate in our Mechatronics and Robotics Apprenticeship Program. This program, which is registered with the U.S. Department of Labor, provides employees the opportunity to learn skills and technical knowledge needed to fulfill a technical maintenance role within our facilities. Those who complete the first phase of this program see an increase in their wages of up to approximately 40%, and those who complete the second phase see their average wage increase by up to an additional 48%. In addition, Amazon Intelligence Initiative is a career advancement program designed to place employees in engineering roles within AWS, working to operate AWS’s Dedicated Cloud regions. Employees participate in a 12- to 14-month development program

48
See https://www.aboutamazon.com/news/sustainability/amazon-commits-53-million-to-fast-track-innovations-by-female-climate-tech-entrepreneurs; https://www.aboutamazon.com/news/sustainability/climate-gender-equity-fund-grants-to-support-women-led-climate-solutions-in-africa.

49
See https://www.aboutamazon.com/news/sustainability/amazon-renewable-energy-portfolio-january-2024-update.

50
See, e.g., 2022 Amazon Sustainability Report, Building a Better Future Together, available at https://sustainability.aboutamazon.com/2022-sustainability-report.pdf.

51
See https://www.amazonhousingequity.com; https://www.aboutamazon.com/impact/community/housing-equity; https://www.aboutamazon.com/news/community/amazon-commits-another-24-8-million-for-local-affordable-homes.

52
See https://www.aboutamazon.com/news/community/amazon-launches-21m-program-for-real-estate-developers-of-color.

53
See https://www.aboutamazon.com/news/workplace/amazon-hiring-seasonal-holiday-employees.

54
See https://www.aboutamazon.com/news/workplace/our-upskilling-2025-programs.

See https://www.aboutamazon.com/news/workplace/career-choice-free-education-for-amazon-employees.

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SHAREHOLDER PROPOSALS
to enhance their technical skills. These engineers then complete multiple on the job rotations with hands-on experience alongside top AWS engineers. The Amazon Intelligence Initiative provides participants with full-time employment during this training, with great pay and benefits.
Amazon is working with the Massachusetts Institute of Technology (“MIT”) to study the impact of automation on work. Through this partnership, Amazon will support the expansion of MIT’s automation clinic, which supports engineering researchers working to better understand how employees and organizations are affected by emerging technologies like robots and artificial intelligence. Since Amazon introduced robots into our operations, we have created over 700 categories of new skill job types within Amazon that did not previously exist within the Company. This is why we believe on-the-job training and programs like Career Choice are so important, as we look for ways to help our employees grow their careers. We view these efforts as important investments in our employees and in the communities where we operate.
Our Long-Term Commitment to Sustainability Includes Supporting Partners In Our Supply Chain
We are committed to conducting our business in a lawful and responsible manner, including engaging with suppliers that respect human rights, provide safe and inclusive workplaces, and promote a sustainable future. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the United Nations (“UN”) and the International Labour Organization (“ILO”). Amazon is committed to respecting and supporting the UN Guiding Principles on Business and Human Rights, the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles. We also publish Supply Chain Standards,56 which detail the requirements and expectations for our suppliers, their supply chains, and selling partners who list products in our stores, and they are grounded in principles of inclusivity, continuous improvement, and supply chain accountability. We have global teams who partner with suppliers to increase worker awareness of safety issues, promote a culture of shared safety responsibility, and develop initiatives to support worker well-being.57
For example, through our Next Mile educational program, we support our Delivery Service Partners by providing funding of up to $5,250 per eligible driver per year towards over 1,700 academic programs, including bachelor’s and associate degrees, skill certifications, and high school completion courses.
The Board believes that, given our current disclosures regarding our initiatives and commitments to our workers and to the communities in which we operate, including our support for a just clean energy transition, additional reporting on this topic would not provide any more meaningful information to our shareholders and is unnecessary. Therefore, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on stakeholder impacts.

56
Available at https://sustainability.aboutamazon.com/amazon-supply-chain-standards-english.pdf.

57
See 2022 Amazon Sustainability Report, Building a Better Future Together at 45.

SHAREHOLDER PROPOSALS
ITEM 11—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: Without immediate and sustained new commitments to make packaging recyclable, reusable, or compostable, and to reduce overall plastic use, annual flows of plastics into oceans could nearly triple by 2040.1 Unfortunately, the authoritative study Breaking the Plastic Wave, by Pew Charitable Trusts (Pew Report), concluded that if all current industry and government commitments were met, ocean plastic deposition would be reduced by only 7%.
Improved recycling must be coupled with reductions in use, materials redesign, and substitution. The Pew Report concludes that plastic demand should be reduced by at least one-third to cut ocean plastic pollution 80% by 2040, and that reducing plastic production is the most attractive solution from environmental, economic, and social perspectives. Countries and other major brands have committed to significant cuts in the use of virgin and single-use plastics.2
This growing plastic pollution crisis poses increasing risks to Amazon. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of the packaging they produce, a policy that is increasingly being enacted around the globe.3
Amazon has disclosed how much plastic it uses to ship orders but does not disclose how much plastic packaging it uses overall. The Company markets more than 100 brands of consumer goods, food, and beverages, many of which are packaged in plastic. Its Whole Foods subsidiary and Happy Belly brand sell numerous goods in flexible multi-layer packaging that cannot be routinely recycled. The Company is also notably absent from participating in the largest pre-competitive corporate initiative to address plastic pollution, the New Plastics Economy Global Commitment. Competitors, including Walmart and Target, have adopted goals to make plastic packaging recyclable, reusable, or compostable by 2025, while Amazon has not.
Reducing Amazon’s overall plastic packaging and making all packaging recyclable are necessary steps to combat the plastic pollution crisis. Our Company is overdue on taking action on this important issue.
RESOLVED: Shareholders request the Amazon Board issue a report, at reasonable expense and excluding proprietary information, describing how the Company could reduce its plastics footprint by committing to make all packaging curbside recyclable, reusable, or compostable. The report should also describe setting goals for overall plastic packaging reduction in alignment with the findings of the Pew Report, or other authoritative sources, to significantly reduce ocean plastic pollution.
SUPPORTING STATEMENT: The report should, at Board discretion:
•
Quantify the weight of total plastic packaging used by the Company;

•
Set a time-bound goal to make packaging curbside recyclable, reusable, or compostable;

•
Set a time-bound goal to reduce the amount of plastics used in Company packaging;

•
Assess the reputational, financial, and operational risks associated with continuing to use substantial plastic packaging while plastic pollution grows;

•
Describe any planned reduction strategies or goals, materials redesign, transition to reusables, substitution, or reductions in Company use of plastic packaging.

1
https://www.pewtrusts.org/-/media/assets/2020/07/breakingtheplasticwave report.pdf, p.4

2
https://www.pewtrusts.org/-/media/assets/2020/07/breakingtheplasticwave_report.pdf; https://www.asyousow.org/press- releases/2021/10/6/walmart-commits-plastic-reduction-goal

3
https://www.weforum.org/agenda/2020/10/canada-bans-single-use-plastics; https://www.packworld.com/news/sustainability/article/22419036/four-states-enact-packaging-epr-laws; https://environment.ec.europa.eu/topics/plastics/single-use-plastics en

End of Shareholder Proposal and Statement of Support
Shareholder: PCR Children’s TR FBO Ellen, represented by As You Sow

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RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 11

Why We Recommend You Vote Against This Proposal

•
We are committed to protecting the planet and recognize the importance of reducing plastic waste, which is why we already publicly report on the amount of single-use plastic being used across our global operations network to ship orders to customers.

•
We have continued to take steps to reduce single-use plastics in our outbound packaging. In 2022, the total metric tons of single-use plastic we used across our global operations network to ship orders to customers decreased by 11.6% from 2021. This decrease also contributed to the 17.1% decrease in average plastic packaging weight per shipment in 2022 across our global operations network, building on the over 7% reduction achieved in 2021. Since 2020, we have avoided the use of 37,150 metric tons of plastic packaging globally.

•
During 2022, we expanded recyclable paper padded bag use across the U.S. and Canada, replacing 99% of harder-to-recycle padded bags that contain both plastic and paper. During 2023, in the U.S., we announced our first automated U.S. fulfillment center to fully eliminate single-use plastic delivery packaging. This is the first step in a multi-year effort to transition more U.S. fulfillment centers to paper. In addition, during 2022, in Europe we replaced our single-use plastic outbound packaging with 100% recyclable paper and cardboard packaging in our fulfillment network, and during 2020, in India we eliminated single-use, thin-film plastic packaging originating from the country’s fulfilment network.

•
Additionally, we have innovated and invested in technologies, processes, and materials that since 2015 have helped reduce the weight of the packaging per shipment by 41% on average and avoided more than 2 million tons of packaging material. In 2022, we shipped 11% of our orders globally without any additional Amazon packaging.

We Are Committed to Protecting the Planet and Recognize the Importance of Reducing Plastic Waste
Amazon is committed to protecting the planet and recognizes the importance of reducing plastic waste by promoting reusable and recyclable packaging. As described in more detail below, we have made progress in four primary areas in our efforts to reduce our use of plastics: (1) plastics in packaging to the extent we repackage a product for delivery, (2) plastics in packaging for products manufactured by other companies that we sell to our customers, (3) plastics in Amazon devices and our private label products, and (4) plastics in physical stores, primarily our grocery business and its use of insulated packaging.
In contrast to consumer-packaged goods companies, Amazon’s greatest impact comes from reducing our use of plastic for products repackaged for delivery. To that end, we are rapidly making progress to significantly reduce our use of material like plastic film and single-use plastic. To measure our progress, we publicly report each year on the amount of single-use plastic being used across our global operations network to ship orders to customers.58
Products Repackaged for Delivery
We seek to increase recycling rates for Amazon packaging and strive to enable curbside recyclability where available. We also continue to take steps to reduce single-use plastics in our outbound packaging. In 2022, the total metric tons of single-use plastic we used across our global operations network to ship orders to customers decreased by 11.6% from 2021. This decrease also contributed to the 17.1% decrease in average plastic packaging weight per shipment in 2022 across our global operations network, building on the over 7% reduction achieved in 2021.59 Since 2020, we have avoided the use of

58
See Amazon 2022 Sustainability Report: Building a Better Future Together at 29, available at https://sustainability.aboutamazon.com/2022-sustainability-report.pdf.

59
See Amazon 2022 Sustainability Report: Building a Better Future Together at 29; see also, https://www.aboutamazon.com/news/sustainability/how-amazon-is-reducing-packaging. This metric is inclusive of shipments from the Amazon fulfillment network fulfilled through Amazon-owned and -operated fulfillment centers across the U.S., Canada, Japan, India, Europe, and certain other geographies. Amazon Grocery Logistics shipments, such as Amazon Fresh and Whole Foods Market, are also included. We calculate the weight of single-use plastic by multiplying total delivery shipments by the weight of the particular plastic packaging used. In the cases where outbound shipment count is not available, we look at materials purchased, such as dunnage and prep, to estimate the weight of single-use plastic. This metric excludes third-party packaging.

SHAREHOLDER PROPOSALS
37,150 metric tons of plastic packaging globally.60 While we are making progress, we are not satisfied. We have work to do to continue to reduce packaging, particularly plastic packaging that is harder to recycle, and we are undertaking a range of initiatives to do so.
In cases where we cannot eliminate the packaging materials altogether, we are looking into replacing plastics with existing alternative material options that are more readily recyclable today, such as paper-based packaging. For example, during 2022, we expanded recyclable paper padded bag use across the U.S. and Canada, replacing 99% of harder-to-recycle padded bags that contain both plastic and paper. During 2023, in the U.S., we announced our first automated U.S. fulfillment center to fully eliminate single-use plastic delivery packaging.61 Our engineers reimagined machinery that was previously using plastic, and rebuilt the machines to use a new type of more durable, weather-resistant paper with heat sealing technology—in addition to inventing new machines with improved made-to-fit technology. At this fulfillment center, we also transitioned from plastic air pillows to paper filler made from 100% recycled content. This is the first step in a multi-year effort to transition more U.S. fulfillment centers to paper. In addition, during 2022, in Europe we replaced our single-use plastic outbound packaging with 100% recyclable paper and cardboard packaging in our fulfillment network, and during 2020, in India we eliminated single-use, thin-film plastic packaging originating from the country’s fulfilment network.
Products Manufactured by Other Companies
Most of the products we sell are manufactured by other companies. We recognize that we can help manufacturers reduce their use of plastics and have partnered with them to scale sustainable packaging development across our supply chain. For example, our industry leading Ships in Product Packaging (“SIPP”) program financially incentivizes manufacturers to package their products in easy-to-open, 100% recyclable packaging, including plastics. The SIPP program also allows us to ship products in their own containers, eliminating all additional packaging material for these products, including plastics. Through the SIPP program and related packaging design and testing services, we have helped manufacturers develop more sustainable packaging. We also use machine learning to identify products that can easily qualify for the program and reach out to selling partners to get them certified. In 2022, we shipped 11% of our packages globally without additional Amazon packaging, including 12% of shipments in the U.S. and Canada (up from 10% in 2021) and 7% of shipments in the EU (up from 5% in 2021).62 In 2024, we plan to expand the program from only vendors to sellers who use fulfillment by Amazon.
Over the last several years, investment in this sort of innovation, as well as other technologies, processes, and materials have helped reduce the weight of our packaging per shipment by 41% on average and avoided more than 2 million tons of packaging material since 2015.63 To further incentivize sustainability efforts, we also partner with brands, vendors, and manufacturers through Climate Pledge Friendly, which helps customers discover and shop for more-sustainable products. There are currently more than 550,000 products available through Climate Pledge Friendly,64 with every product having one or more of over 50 qualifying sustainability certifications that help preserve the natural world, including our own Compact by Design, Plant-Based Fiber Blended, and Pre-owned Certified.65
Amazon Devices and Private Label Products
By the end of 2022, 79.5% of our device product launches that year had 100% recyclable packaging.66 Additionally, we are working to source 100% of the wood fiber in device packaging from responsibly managed forests or recycled sources. We are also incorporating recycled plastics, fabrics, and metals into many new Amazon devices. In 2022, we launched Echo, Fire TV, Fire tablet, Kindle, and smart home products that include up to 75% recycled plastic, up to 100% recycled yarn, up to 100% recycled aluminum, and up to 90% recycled magnesium, depending on the product. We also incorporated 50% recycled plastic into certain power adapters that ship with our devices.67 We are also working with our suppliers to ensure sustainability is a priority. For example, in 2021, we launched a Zero Waste to Landfill program with 10 device supplier sites, and in 2022, we expanded the program to certify all China-based final assembly sites that manufacture our most popular Echo,

60
See https://sustainability.aboutamazon.com/environment/packaging.

61
See https://www.aboutamazon.com/news/sustainability/amazon-fulfillment-center-eliminates-plastic-packaging.

62
See Amazon 2022 Sustainability Report: Building a Better Future Together at 27.

63
See Amazon 2022 Sustainability Report: Building a Better Future Together at 12.

64
See Amazon 2022 Sustainability Report: Building a Better Future Together at 48; see also, https://www.amazon.com/b?ie=UTF8&node=24066636011.

65
See https://www.amazon.com/b?node=21221608011.

66
See https://sustainability.aboutamazon.com/products-services/devices.

67
See https://sustainability.aboutamazon.com/products-services/devices.

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SHAREHOLDER PROPOSALS
Kindle, Fire tablet, and Fire TV devices. Other sites covered by the program include manufacturers of device accessories, components, and packaging. In 2022, 12 new sites were certified, bringing our total number of certified supplier sites to 22 at the end of 2022, all of which have achieved UL’s Zero Waste to Landfill certification at Silver or better.68
We provide various programs and resources through our Amazon Second Chance website69 to equip customers with information on how to trade in, recycle, or repair Amazon devices and products, how to recycle Amazon packaging, and how to shop for like-new and refurbished products. All of these programs and resources reduce waste and encourage reuse.
Physical Stores
As far back as 2008, Whole Foods Market was committed to reducing its single-use plastics footprint, becoming the first U.S. grocer to ban disposable plastic bags at checkout, instead opting for 100% post-consumer recycled-content and Forest Stewardship Council (“FSC”)-certified paper grocery bags. Whole Foods Market also provides customers a wide selection of reusable grocery bags in a variety of colors and sizes at affordable prices. More recently, Whole Foods Market implemented smaller produce bags at its stores in 2019, a change that significantly reduces the use of plastic annually. In July 2019, Whole Foods Market stores took yet another bold step in this area and became the first national retailer to remove all the plastic straws from its cafes and coffee bars, replacing them with FSC-certified paper straws that are recyclable and compostable. Further, in 2019, Whole Foods Market stores replaced all plastic rotisserie chicken containers with bags that use approximately 70% less plastic. In addition, in the United States, we rolled out a new curbside recyclable package that keeps grocery items frozen or chilled during delivery for our Amazon Fresh and Whole Foods Market customers. The package uses recycled paper, which eliminates the need for plastic liners or bubble-bag insulation. The new packaging is also produced regionally in the United States, enabling us to deliver it to Amazon Fresh grocery hubs, stores, and Whole Foods Market locations with fewer miles traveled across the supply chain. In North America, we launched daily variable insulation for Whole Foods Market deliveries so that insulating material requirements are tracked and adjusted daily to ensure they are only used when necessary. This resulted in avoiding approximately 900 metric tons of packaging in 2022.70 Whole Foods Market is currently working toward making 100% of its own packaging, including private label and in-store food service packaging, reusable, recyclable, or compostable.
We Are Engaged in Efforts to Support the Development of Recycling Infrastructure Across Our Industry and Innovation in Materials to Address Plastic Waste
In addition, we support initiatives to expand the availability of curbside recycling infrastructure to the public through investments in The Recycling Partnership and the Closed Loop Infrastructure Fund.71 These efforts improve the communities we operate in and help everyone, even those who may not be engaged with our products and services. We also recognize that plastic packaging is an industry-wide challenge, and we are collaborating across the industry to help try to solve it. For example, in 2022, Amazon joined the U.S. Department of Energy’s BOTTLE consortium, led by the National Renewable Energy Laboratory (NREL), to develop technology that will enable bio-based and biodegradable plastic recycling. As part of the consortium, Amazon’s materials scientists and experts are working to develop new recycling technologies and new plastics that are recyclable by design to address the issues with plastic waste.72
As evidenced by our existing initiatives, partnerships, investments, and progress, in contrast to the proposal’s assertions, we are committed to reviewing and addressing the proposal’s concern for reducing plastic pollution, a concern we share. We are conscientiously taking steps to address this concern and publicly sharing information regarding plastic in our outbound packaging and our progress to reduce plastic packaging and increase recyclability. We will continue to share our efforts and progress to our shareholders and the public. Accordingly, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on packaging materials.

68
See Amazon 2022 Sustainability Report: Building a Better Future Together at 34.

69
See https://www.amazon.com/amsc.

70
See Amazon 2022 Sustainability Report: Building a Better Future Together at 27.

71
See https://www.aboutamazon.com/news/sustainability/how-amazon-is-investing-in-a-circular-economy.

72
See https://www.aboutamazon.com/news/sustainability/amazon-and-u-s-department-of-energy-team-up-to-cut-plastic-waste.

SHAREHOLDER PROPOSALS
ITEM 12—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON FREEDOM OF ASSOCIATION

Beginning of Shareholder Proposal and Statement of Support:
Resolved: Shareholders urge the Board of Directors to commission an independent, third-party assessment of Amazon’s adherence to its stated commitment to workers’ freedom of association and collective bargaining rights as outlined in Amazon’s Global Human Rights Principles, which explicitly reference the Core Conventions of the International Labour Organization and the ILO Declaration on Fundamental Principles and Rights at Work. The assessment should address any instances of management interference when employees exercise their right to form or join a trade union in Amazon’s global operations as well as steps to remedy any practices inconsistent with Amazon’s stated commitments. The assessment, prepared at reasonable expense and omitting confidential, proprietary or legally privileged information, should be publicly disclosed on Amazon’s website by November 30, 2024.
Supporting Statement:
Amazon states, “we respect and support the Core Conventions of the International Labour Organization and the ILO Declaration on Fundamental Principles and Rights at Work” and says it respects workers’ right to join or form a union “without fear of reprisal, intimidation, or harassment,”1 an important recognition that the fulfilment of these rights is conditioned by how employers choose to respond to union organizing efforts.
For years, Amazon has faced global negative media coverage2,3 accusing the company of interfering with workers’ exercise of their rights through anti-unionization tactics,4 including allegations of intimidation5, retaliation6 and surveillance7. US regulators and courts have ruled repeatedly that Amazon violated labor laws and have ordered remedies, including rerun union elections8, reinstatement of terminated workers9, and cease and desist orders to stop discharging workers in retaliation for union organizing.10 In France, Amazon refused to engage with unions representing warehouse employees concerning health and safety measures until ordered by both the Court of Nanterre and the Court of Appeal of Versailles.11 In Poland, Amazon reprimanded a union member for recruiting at her workplace, only to have that reprimand overturned by the Regional Court, which admonished the company not to treat unions as a “necessary evil” but as partners.12 In Germany, Amazon workers have struck repeatedly over a decade, as the company refuses to engage in collective bargaining.13
In 2022, Amazon published a report on its human rights commitment,14 which outlines Amazon’s approach fundamental [sic] labor rights, references ILO conventions, but fails to explain whether and how Amazon’s human rights policies and practices align with these international standards or its own commitments.
The apparent misalignment between Amazon’s commitment and its reported conduct represents reputational and operational risks that may negatively impact Amazon’s long-term performance. A respect for human rights can create a motivated workforce that provides management with critical and timely information to reduce workplace accidents, improve relevant trainings, and boost employee morale, thus enhancing productivity, profitability and ultimately shareholder value.15
An independent assessment would help investors assess Amazon’s adherence to its human rights commitments.

1
https://sustainability.aboutamazon.com/governance/amazon-global-human-rights-principles

2
https://www.nytimes.com/2021/03/16/technology/amazon-unions-virginia.html

3
https://novaramedia.com/2022/10/18/inside-the-fight-for-the-uks-first-formal-amazon-warehouse-strike/; https://www.theguardian.com/technology/2020/sep/30/trade-unions-urge-eu-to-investigate-amazon-effort-to-spy-on-workers

4
https://pressprogress.ca/amazons-anti-union-tactics-around-the-world-show-what-canadian-warehouse-workers-are-up-against/

5
https://nypost.com/2021/04/19/amazon-used-illegal-intimidation-tactics-in-ala-vote-union/

6
https://www.nbcnews.com/business/business-news/fired-interrogated-disciplined-amazon-warehouse-organizers-allege-year-retaliation-n1262367

7
https://www.cnbc.com/2020/10/24/how-amazon-prevents-unions-by-surveilling-employee-activism.html

8
https://www.nytimes.com/2021/11/29/business/amazon-bessemer-alabama-election.html

9
https://www.nytimes.com/2022/04/18/business/amazon-protest-firing-ruling.html

10
https://www.nlrb.gov/news-outreach/news-story/nlrb-region-29-wins-federal-court-order-requiring-amazon-to-cease-and

11
https://www.amnesty.org/en/documents/pol40/3275/2020/en/, pg. 12-13.

12
https://www.amensty.org/en/documents/pol40/3275/2020/en/, pg. 14

13
https://newrepublic.com/article/167263/amazons-global-quest-crush-unions

14
https://www.aboutamazon.com/news/policy-news-views/amazons-human-rights-commitment-policy-and-practice

15
https://www.ipa-involve.com/involvement-and-productivity-the-missing-piece-of-the-puzzle; https://doi.org/10.1111/bjir.12662

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SHAREHOLDER PROPOSALS
End of Shareholder Proposal and Statement of Support
Shareholder: Catherine Donnelly Foundation, represented by the Shareholder Association for Research & Education
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 12

Why We Recommend You Vote Against This Proposal

•
While citing no compelling new developments in its supporting statement, the proponent continues to request for the second year in a row a third-party assessment that is unnecessary in light of our policies and practices respecting freedom of association and collective bargaining rights and the regulatory oversight of these policies and practices that already exists in the United States and elsewhere.

•
In our engagement with the proponent, the proponent also revealed the true intent behind this proposal, which is the promotion of  “neutrality” agreements and a commitment by Amazon to non-engagement with our employees. We respect the rights of our employees to form, join, or not to join a labor union or other lawful organization of their own selection, without fear of reprisal, intimidation, or harassment, and our policies and practices protect these rights. As envisioned by the proponent, however, Amazon would be kept from engaging with our employees, undermining the open lines of communication between leadership and employees that help us address employee concerns and make improvements. Indeed, the term “neutrality” is misleading because such an agreement would deny individuals their right to make informed decisions by permitting only a union’s point of view to be presented.

•
A careful review of the facts regarding our workplace employee relations shows a different situation than suggested by this proposal and its supporting statement. For example, it is important to understand that, in 2022, unions met the minimum showing of support required for the National Labor Relations Board (“NLRB”) to schedule a representation vote at only four of our U.S. locations—that is less than one percent of our more than 600 fulfillment centers, delivery stations, and same day facilities in the United States. In 2022, less than 0.4% of our total U.S. workforce voted in favor of union representation. Moreover, there has not been a union election at any of our U.S. locations since October 2022 when employees voted nearly two-to-one against union representation.

•
Also, from 2021 through 2023, although Amazon was one of the largest private sector employers in the United States, employing over one million people, only approximately 445 unfair labor practice (“ULP”) claims were filed against Amazon. As of March 2024, only one of those approximately 445 ULP filings resulted in a final NLRB order against Amazon, and we plan to appeal that order. For context, during the same period, there were almost twice as many ULP claims filed against a large unionized U.S. logistics company. A ULP charge consists solely of allegations and can be filed by anyone—any private citizen, union, or company. About half of the approximately 445 ULP charges against Amazon were filed at the four facilities where unions sought representation votes. Unions leveraged these ULP claims as part of their election campaigns. Moreover, about half of the ULP charges filed against Amazon in 2021 through 2023 have already been dismissed or withdrawn for lack of merit at the earliest agency investigatory stages.

We Have Already Reported on How Amazon’s Policies and Practices Align with and Support Workers’ Rights and There Is No Need for a Third-Party Assessment
Amazon employees are the foundation of our success as a company, and we are committed to respecting the fundamental human rights and the dignity of workers everywhere we operate around the world. When the lead proponent of this proposal submitted a similar shareholder proposal to Amazon in connection with our 2022 Annual Meeting, we prepared and published the report requested by that proposal.73 Contrary to the assertion in this proposal’s supporting statement, we believe the report explains how Amazon’s current human rights policies and practices align with and are designed to ensure respect for fundamental rights of freedom of association and collective bargaining. After we issued the report requested in the proponent’s proposal in 2022, the proponent declined to withdraw the proposal and requested information beyond what was requested under the proposal. For the second year in a row, the proponent has addressed substantially

73
See Amazon’s Human Rights Commitment, Policy and Practice: Freedom of Association and Collective Bargaining, available at https://www.aboutamazon.com/news/policy-news-views/amazons-human-rights-commitment-policy-and-practice.

SHAREHOLDER PROPOSALS
the same topic as the 2022 proposal while citing no compelling new developments in its supporting statement, but has instead requested a third-party assessment that we believe is unnecessary.
In our engagement with the proponent, the proponent also revealed the true intent behind this proposal—and it is not to seek a third-party assessment. It is the promotion of  “neutrality” agreements and a commitment by Amazon to non-engagement with our employees. We respect the rights of our employees to form, join, or not to join a labor union or other lawful organization of their own selection, without fear of reprisal, intimidation, or harassment, and our policies and practices protect these rights. This right to choose or not choose union representation belongs exclusively to employees, not unions or employers. On the contrary, neutrality agreements are contracts between a union and employer—employees are not party to these agreements and they have not bargained for or agreed to them. As envisioned by the proponent, however, Amazon would be kept from engaging with our employees, undermining the many policies, practices, and mechanisms we have in place to provide open lines of communication between leadership and employees, which help us to act regularly to address employee concerns and make improvements. Indeed, the term “neutrality” is misleading because such an agreement would deny individuals their right to make informed decisions by permitting only a union’s point of view to be presented and take away their right to make their own decisions on whose viewpoint to listen to—neither of which are consistent with Amazon’s commitment to our employees.
Before discussing how our current policies and practices align with and are designed to ensure respect for fundamental rights of freedom of association and collective bargaining, we believe it is important to put these practices, and the allegations the proposal and its supporting statements reference, in perspective. In the United States, the process of forming and voting to join or not join a labor union, and the collective bargaining process, are already subject to extensive administrative and judicial oversight by the NLRB and the federal courts. Furthermore, a careful review of the facts regarding our workplace employee relations shows a different situation than suggested by this proposal and its supporting statement.
For example, it is important to understand that, in 2022, unions met the minimum showing of support required for the NLRB to schedule a representation vote at only four of our U.S. locations—that is less than one percent of our more than 600 fulfillment centers, delivery stations, and same day facilities in the United States. In 2022, less than 0.4 % of our total U.S. workforce voted in favor of union representation. Moreover, the NLRB re-run election (in Bessemer, Alabama) cited by the proponent affirmed the decision of the employees in the initial election rejecting the union. Moreover, there has not been a union election at any of our U.S. locations since October 2022 when employees voted nearly two-to-one against union representation.
Also, in 2021 through 2023, although Amazon was one of the largest private sector employers in the U.S., employing over one million people, only approximately 445 ULP claims were filed against Amazon during this time frame. As of March 2024, only one of those approximately 445 ULP filings resulted in a final NLRB order against Amazon, and we plan to appeal that order.74 For context, during the same period, there were almost twice as many ULP claims filed against a large unionized U.S. logistics company. A ULP charge consists solely of allegations and can be filed by anyone—any private citizen, union, or company. There is no standard for filing, and a charge alone does not indicate any evidence of wrongdoing. About half of the approximately 445 ULP charges filed against Amazon were filed at the four facilities where unions sought representation votes. Unions leveraged these ULP claims as part of their election campaigns. Moreover, about half of the ULP charges filed in 2021 through 2023 have already been dismissed or withdrawn for lack of merit at the earliest agency investigatory stages. The facts described above demonstrate that the proponent’s assertions of widespread violations and operational risks are incorrect, misinformed, and misleading. Further, the oversight and findings of U.S. regulators and courts demonstrate there already is extensive and sufficient oversight of our labor relations in the United States and there is no need for a further third-party assessment on these issues.
We are Intently Focused on Respecting Employees’ Human Rights and Our Policies and Practices Respect Freedom of Association and Collective Bargaining
The United Nations Guiding Principles on Business and Human Rights (“UNGPs”) are the global authoritative framework on business and human rights. Under this framework, governments have the duty to protect internationally recognized human rights, while businesses have the responsibility to respect human rights. Both governments and businesses must enable access to effective remedies. Aligning with the UNGP framework, Amazon’s policies and practices, including our Global Human

74
One ruling cited by the proponent was a temporary cease and desist order pending further NLRB proceedings that did not involve any determination of whether Amazon had actually violated any laws.

2024 Proxy Statement       63

SHAREHOLDER PROPOSALS
Rights Principles,75 Supply Chain Standards,76 and Code of Business Conduct and Ethics,77 are designed to ensure respect for the rights of freedom of association and collective bargaining while, at the same time, complying with the legal requirements of the countries where we operate. Everywhere we operate across the globe, whether in Africa, Asia-Pacific, Europe, India, Latin America, the Middle East, or North America, we seek to comply with applicable local laws related to freedom of association and collective bargaining and respect internationally recognized human rights. When there are gaps in governance or conflicting legal requirements, we follow the UNGPs and seek ways to honor the principles of internationally recognized human rights. We embed these policies across our business with direct employee involvement.
Consistent with our policies, we believe in and promote informed employee decision-making, open communication, and freedom of expression as an integral part of our employees’ freedom of association. This includes sharing information on unionization in different ways, such as through small meetings on paid company time or by being available for questions and conversations as individuals want. While the proposal’s supporting statement appears to suggest that commitment to workers’ freedom of association means that employers must be prohibited from communicating with their employees about union organizing efforts, our employee engagement is fully consistent with, and an integral part of, our employees’ freedom of association as well as their right to make fully informed decisions.
International standards and frameworks such as those developed by the International Labour Organization and the United Nations specifically permit companies to communicate their views about unions or a specific union to their employees, just as unions may freely express their views on these same topics. The International Labour Organization has stated the self-evident conclusion that workers’ right to establish and join the workers’ organization of their own choosing “is not incompatible with the reasonable exercise by the employer of the right of expression.”78
Additional information on how our policies support employees’ freedom to form or join a labor organization or other lawful organization of their selection, right to collective bargaining, direct and indirect participation in workplace consultation structures, and access to redress mechanisms is discussed in detail in the report we published in 2022.79 To summarize, our employees have the fundamental human and labor right to form or join, or not to join, labor organizations of their own selection, and we respect that right. The scope and purpose of these organizations varies from traditional trade union structures to solidarity and support groups. In addition, globally, we apply or are party to dozens of collective bargaining agreements at national, regional, sectoral, and enterprise levels. In 2022, we established a European Works Council; we held our first meeting in April 2023.80 We value worker feedback, and are committed to providing our employees with grievance mechanisms and remedial action.
In light of the report we already published addressing how our policies and practices align with international labor standards, our own commitments to respect the rightful application of the fundamental rights of freedom of association and collective bargaining, and the regulatory oversight of these policies and practices that already exists in the United States and elsewhere, we believe that the third-party assessment requested in this proposal is unnecessary. Therefore, the Board recommends shareholders vote against the proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on freedom of association.

75
Amazon Global Human Right Principles, available at https://sustainability.aboutamazon.com/people/human-rights/principles (“As outlined in our Code of Business Conduct and Ethics, we do not tolerate discrimination.”).

76
Supplier Code of Conduct, available at https://sustainability.aboutamazon.com/amazon_supply_chain_standards_english.pdf.

77
Code of Business Conduct and Ethics, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/code-of-business-conduct-and-ethics/default.aspx.

78
See Q&As on Business and freedom of association, available at https://www.ilo.org/empent/areas/business-helpdesk/tools-resources/WCMS_DOC_ENT_HLP_FOA_FAQ_EN/lang--en/index.htm#Q3.

79
See Amazon’s Human Rights Commitment, Policy and Practice: Freedom of Association and Collective Bargaining, available at https://www.aboutamazon.com/news/policy-news-views/amazons-human-rights-commitment-policy-and-practice.

80
See Amazon 2022 Sustainability Report: Building a Better Future Together at 59, available at https://sustainability.aboutamazon.com/2022-sustainability-report.pdf.

SHAREHOLDER PROPOSALS
ITEM 13—SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONS REPORTING

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: The Intergovernmental Panel on Climate Change reports that immediate and significant emissions reductions are required of all market sectors to stave off the worst consequences of climate change.1 In response to this climate crisis, investors are seeking transparent climate-related risk disclosures from companies, including greenhouse gas (GHG) emissions disclosures, to inform their investment decision-making.2
For most retailers, Scope 3 product-related value chain activities are the largest source of emissions.3 Product-related value chain emissions include “all the emissions generated to make the products that retailers sell (upstream emissions) and the emissions that customers create by using and ultimately disposing of the products that they purchase (downstream emissions).”4 Because they constitute a significant portion of retailers’ total emissions, meaningful efforts by retailers to reduce their contribution to systemic climate risk must address these product-related emissions.
Amazon does not meet this standard. It discloses product-related value chain GHG emissions only for its private label (i.e., Amazon-branded) products.5 However, Amazon states that “private brands sales represent only about 1% of our total sales.”6 Amazon therefore fails to disclose upstream and downstream emissions associated with 99% of its direct product sales.
Under the Science Based Targets initiative (SBTi) protocol, retail companies should count the emissions associated with all products they sell to consumers.7 Peers Target and Walmart each disclose emissions from all product sales, not just their private label products.8 Disclosing the GHG emissions associated with only a fraction of a retailer’s product sales, as Amazon does, risks providing a misleading impression of the retailer’s total emissions and its exposure to climate-related risk.
By disclosing all material Scope 3 value chain emissions, Amazon can prepare for climate regulation, address systemic climate risk, insulate itself from potential reputational harm, increase the legitimacy of its climate targets, and position itself to maximize benefits from climate-related opportunities.
RESOLVED: Shareholders request that Amazon disclose all material Scope 3 greenhouse gas emissions.

1
https://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_FullVolume.pdf p.20

2
https://www.sec.gov/files/33-11042-fact-sheet.pdf p.1

3
https://nrf.com/blog/retailers-set-science-based-targets-address-climate-change

4
https://nrf.com/blog/retailers-set-science-based-targets-address-climate-change

5
https://sustainability.aboutamazon.com/2022-sustainability-report.pdf p.12

6
https://www.congress.gov/116/meeting/house/110883/documents/HHRG-116-JU05-20200729-QFR052.pdf p. 23-24

7
https://revealnews.org/article/private-report-shows-how-amazon-drastically-undercounts-its-carbon-footprint/

8
https://corporate.target.com/getmedia/9fecfc3e-8855-48b1-a8c7-dca158e77564/2022-CDP-Climate-Response.pdf p. 64-74;
https://corporate.walmart.com/content/dam/corporate/documents/esgreport/cdp-response-archive/cdp-climatechange2021.pdf p.20-24;
https://revealnews.org/article/private-report-shows-how-amazon-drastically-undercounts-its-carbon-footprint/

End of Shareholder Proposal and Statement of Support
Shareholders: Green Century Capital Management and Longview Largecap 500 Index Fund

2024 Proxy Statement       65

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 13

Why We Recommend You Vote Against This Proposal

•
We annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint.

•
We follow guidance from the GHG Protocol’s Corporate Accounting and Reporting Standard (the “GHG Protocol Corporate Standard”) in calculating our greenhouse gas emissions (including Scope 3 emissions), and these are assured by independent third parties.

•
Consistent with the GHG Protocol Corporate Standard, we focus on accounting for and reporting those activities that are relevant to our business and goals, and for which we are able to obtain reliable information. For example, many products purchased by customers are sold by third-party selling partners who control, and are responsible for, their own carbon emissions accounting. For those products, we account for the emissions generated by their transportation to customers when it is performed or paid for by Amazon.

•
Our carbon intensity has decreased by 24% from 2019 to 2022.

We Already Calculate and Report on Our Carbon Emissions, Including Scope 3 Activities, in a Manner Consistent with External Reporting Standards
Consistent with the GHG Protocol Corporate Standard, we annually report both our absolute carbon emissions and carbon intensity and are transparent about the methodology behind each of the emissions models we have built to measure Amazon’s carbon footprint.81 We have disclosed a detailed description of the comprehensive methodology underlying our emissions calculations as part of the publication of our Sustainability Report since 2019. Our approach to quantifying our carbon footprint reflects the complexity of our business and allows us to identify the most significant contributors of carbon emissions across Amazon and prioritize carbon reduction activities that we control and that we believe will have the greatest impact on lowering our footprint.
We follow guidance from the GHG Protocol Corporate Standard in calculating our greenhouse gas emissions (including Scope 3 emissions), and these are assured by independent third parties.82 Consistent with the GHG Protocol Corporate Standard, we focus on accounting for and reporting those activities that are relevant to our business and goals, and for which we are able to obtain reliable information. For example, many products purchased by customers are sold by third-party selling partners who control their own carbon emissions accounting. For those products, we account for the emissions generated by their transportation to customers when it is performed or paid for by Amazon.
The GHG Protocol Corporate Standard in fact recognizes that companies typically will not report emissions for all Scope 3 activities, including as a result of applying the principles of relevance, completeness, consistency, transparency, and accuracy. As such, we believe our approach to reporting our GHG emissions provides useful and reliable information. Furthermore, we believe our approach is consistent with commentary of several of our large institutional investors that have expressed reservations over mandatory and prescriptive Scope 3 emissions reporting (in contrast to Scope 1 and Scope 2 emissions reporting)—such as the approach suggested by the proposal—including due to the inherent complexity in calculating these emissions, the inevitable double-counting of emissions across companies, and the lack of direct control companies have over these emissions. Moreover, the GHG Protocol Corporate Standard also notes that due to company discretion in calculating Scope 3 emissions, “Scope 3 may not lend itself well to comparisons across companies.”83 Given these concerns relating to Scope 3 emissions reporting, we do not believe additional reporting would be useful or meaningful for our investors or other stakeholders.
We are continuing to improve our capture of more precise data on emissions from our own operations, and develop new models in support of our goals to reduce carbon emissions faster and more efficiently. We aim to make this information easily available to our customers, investors, and other stakeholders. We also announced our plan to update our Supply Chain

81
See https://sustainability.aboutamazon.com/carbon-methodology.pdf.

82
See https://sustainability.aboutamazon.com/2022-ghg-verification-scope-3.pdf.

83
See The Greenhouse Gas Protocol, A Corporate Accounting and Reporting Standard, at 29, available at https://ghgprotocol.org/sites/default/files/standards/ghg-protocol-revised.pdf.

SHAREHOLDER PROPOSALS
Standards to require that suppliers share their carbon emissions data with us, including setting goals to reduce emissions. We will continue to support businesses that are committed to decarbonizing by providing products and tools to track emissions and help decrease them. We also plan to continue identifying suppliers that help us achieve our decarbonization vision as we select partners for business opportunities.
We Remain Focused on Reducing Our Carbon Emissions
In 2019, we co-founded The Climate Pledge—a goal to reach net-zero carbon emissions across our operations by 2040, 10 years ahead of the Paris Agreement. The path to decarbonization remains challenging, and as with many long-term goals, some of what we do today may not see carbon savings until many years later. This is especially true for a business of Amazon’s size and broad scope; however, we will continue to invest, innovate, and focus on our progress towards our 2040 goal. In 2022, our absolute carbon emissions decreased by 0.4%. We achieved this in large part by improving efficiency across our business and continuing our investment in renewable energy. In addition, our carbon intensity decreased by 7% from 2021 to 2022, and by 24% since 2019. Over the last four years, our business has consistently become less carbon intensive, which further shows we are decoupling emissions growth from our growth as a business.
In addition, as part of our commitment to The Climate Pledge, we are continuing to work on independent validation of our science-based targets and methodologies. We are committed to reducing carbon emissions in line with our ongoing science-based approach to tackling climate change.
In light of our initiatives and programs addressing climate change and our current public reporting on carbon emissions, including Scope 3 emissions, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting alternative emissions reporting.

ITEM 14—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES

Beginning of Shareholder Proposal and Statement of Support:
Amazon markets and sells facial recognition (“Rekognition”) to government that may pose significant financial risks due to privacy and human rights implications;
Human and civil rights organizations are concerned facial surveillance technology may violate civil rights by unfairly and disproportionately targeting and surveilling people of color, immigrants and civil society organizations;
Nearly 70 organizations asked Amazon to stop selling Rekognition, citing its role enabling “government surveillance infrastructure”;
The ACLU found Rekognition incorrectly identified 28 Congressional members as having been arrested for a crime, and falsely matched 1 in 5 California lawmakers. Research shows Rekognition is worse at identifying black women than white men and misgenders nonbinary people;
Reports indicate restricting facial recognition is a rising trend:
-   Multiple cities and states have banned government facial technology.
-   In 2022, the Facial Recognition Ban on Body Cameras Act was reintroduced in Congress.
-   UN High Commissioner for Human Rights urged a moratorium on Artificial Intelligence (AI) until adequate safeguards exist, calling for a ban on AI inconsistent with international human rights law.
There is little evidence our Board of Directors, as part of its fiduciary oversight, has rigorously assessed risks to Amazon’s financial performance, reputation and shareholder value associated with privacy and human rights threats to all stakeholders;
For 5 years, similar proposals have been before Amazon. In 2023 the proposal received 37.40 percent support.
Responding to the growing movement against police brutality and criminal justice bias, Amazon issued an indefinite moratorium on Rekognition used by police departments. While this acknowledges risks, it is unclear whether it includes

2024 Proxy Statement       67

SHAREHOLDER PROPOSALS
other government agencies. In 2021, the Government Accountability Office found 19 of 24 United States government agencies surveyed were using facial recognition.
Microsoft banned face recognition sales to police awaiting federal regulation, then announced the removal of features from its AI service to ensure facial recognition technology meets ethical guidelines, while IBM stopped offering the software. Following a $550 million settlement from a lawsuit alleging nonconsensual use of facial recognition, Facebook ceased using facial recognition.
RESOLVED: Shareholders request the Board of Directors commission an independent study of Rekognition and report to shareholders regarding:
-   The extent to which such technology may endanger, threaten or violate privacy and/or civil rights, and unfairly or disproportionately target or surveil people of color, immigrants and activists in the United States;
-   The extent to which such technologies may be marketed and sold to authoritarian or repressive governments, including those identified by the United States Department of State Country Reports on Human Rights Practices;
-   The potential loss of good will and other financial risks associated with these human rights issues;
The report should be produced at reasonable expense, exclude proprietary or legally privileged information, published no later than December 31, 2024.
End of Shareholder Proposal and Statement of Support
Shareholder: John Harrington
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 14

Why We Recommend You Vote Against This Proposal

•
We are committed to the responsible use of our artificial intelligence and machine learning (AI/ML) products and services and believe these products and services promote safety and security and significantly benefit society.

•
For the sixth year in a row, this proposal continues to rely on the same speculative and outdated concerns and mischaracterizations and fails to take into account the fact that:

•
Over the seven years that AWS has been offering Amazon Rekognition, we have been updating our technology and enhancing safeguards and have avoided or mitigated the risks and concerns expressed in this proposal;

•
AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal; and

•
Our Nominating and Corporate Governance Committee has specifically reviewed Amazon Rekognition’s facial recognition capabilities, focusing on the actual operation and use of Amazon Rekognition, the potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns.

•
We believe strongly in harnessing the capabilities of advanced technology such as the cloud, artificial intelligence, and machine learning to promote ongoing safety and security of our fellow citizens, our communities, and the world; solve complex problems; and benefit society. While we understand the concerns over potential misuse, we believe these are effectively addressed through the policies and procedures we have adopted and that we continue to advance with input from internal and third-party partners and stakeholders.

•
We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices. For example:

•
Credo AI, a company that specializes in responsible AI, has performed a third-party evaluation, which supports that Rekognition performs well across demographic attributes.

•
In 2020, we implemented a global moratorium on police use of Amazon Rekognition’s facial comparison feature in connection with criminal investigations.

SHAREHOLDER PROPOSALS
Amazon’s Facial Recognition Technology Has the Demonstrated Capability to Solve Complex Problems and Benefit Society
We believe strongly in harnessing the capabilities of advanced technology such as the cloud, artificial intelligence, and machine learning to promote ongoing safety and security of our fellow citizens, our communities, and the world; solve complex problems; and benefit society. While we understand the concerns over potential misuse, we believe these are effectively addressed through the policies and procedures we have adopted and that we continue to advance with input from internal and third-party partners and stakeholders.
When used properly and responsibly, facial recognition technology significantly reduces the amount of time needed to identify people or objects in photos and video, making it an effective tool for business purposes, as well as to benefit society through proper use by government agencies. Since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children.84
The proposal requests that the Company prepare a report about the extent to which Amazon’s Rekognition technology may endanger, threaten, or violate privacy and civil rights, target or surveil particular groups, and could be marketed and sold to authoritarian or repressive governments, as well as possible financial risks. We believe our actions demonstrate that we are willing to work constructively to address realistic issues and work toward solutions that continue to allow customers to benefit from useful technologies, while the proposal and its supporting statement year after year repeat their generalized concerns, and dismiss our numerous actions to proactively assess and mitigate risks. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As discussed below, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public.
This Proposal Fails to Acknowledge or Address the Numerous Measures We and Our Board of Directors Have Taken to Address the Proposal’s Concerns Over the Course of Years and Instead Relies on Speculative and Outdated Claims and Mischaracterizations
While we have been working to constantly enhance our AI/ML technology, including for Amazon Rekognition, and have avoided or mitigated the risks and concerns posited in this proposal, for the sixth year in a row this proposal continues to rely on the same outdated assertions and mischaracterizations. For example, this proposal continues to mischaracterize Amazon Rekognition as a surveillance program. In fact, Amazon Rekognition does not collect images for users to perform searches on and does not provide any photos or data for users to search or compare images against. Instead, the service can be used to help analyze or detect objects, people, text, scenes, and activities in images and videos, as well as to detect inappropriate content, fraudulent users, or bots. In addition, AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than seven years AWS has been offering Amazon Rekognition, AWS has never received a single verified report of Amazon Rekognition being used in the harmful manner posited in the proposal.
Thus, the first element of this proposal, which requests a report on the extent to which Amazon Rekognition may target or surveil certain persons, is misleading, since Amazon Rekognition is not a surveillance technology; it does not target or surveil people any more than technologies like cell phones or cameras, which are also subject to potential misuse. Second, we believe that the third-party tests from 2018 once again cited by the proponent do not fairly address Amazon’s Rekognition technology. While the advocacy group that conducted and published the tests has refused to publish its data set, methodology, or results in detail, we have demonstrated that the group’s own description of its tests indicate that the technology was not used properly (for example, by using only an 80% confidence threshold that forces the service to return the most similar face even if there is not a clear match). When we have re-created their tests using the service correctly with a higher confidence threshold, the misidentification rate dropped to zero despite the fact that we used a much larger data set of faces.85
Our Board has reviewed Amazon Rekognition, along with many other programs, as part of numerous AWS business reviews. In addition, our Nominating and Corporate Governance Committee provides oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology, as well as our other technologies, and has specifically

84
See https://www.aboutamazon.com/news/innovation-at-amazon/how-amazon-rekognition-helps-in-the-fight-against-some-of-the-worst-types-of-crime.

85
See https://aws.amazon.com/blogs/aws/thoughts-on-machine-learning-accuracy/. In addition, in May 2020, a third party replicating the study of Congress members referenced in the proposal confirmed that when used at the threshold recommended for law enforcement, Amazon Rekognition produced no incorrect matches. See https://www.comparitech.com/blog/vpn-privacy/facial-recognition-study/.

2024 Proxy Statement       69

SHAREHOLDER PROPOSALS
reviewed Amazon Rekognition’s facial recognition capabilities. These reviews focus on the actual operation and use of Amazon Rekognition, the potential concerns and misuse that could arise from the technology, and our actions to resolve or mitigate those risks and concerns. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is responsible for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.
We Are Committed to the Responsible Use of Our AI/ML Products and Services and the Proponent Has Failed to Acknowledge or Address the Numerous Actions We Have Taken to Address Concerns Around Potential Misuse of Rekognition
Since introducing Amazon Rekognition, we have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, product development processes, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We understand the risks associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to address concerns around potential misuse:
•
Implemented Police Moratorium. In June 2020, AWS implemented a global moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations and, in May 2021, AWS announced the indefinite extension of that moratorium. In addition to our implementation of the moratorium on police use and legal terms for law enforcement use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials. As discussed below, we support appropriate legislative or regulatory frameworks to protect individual civil rights and ensure that governments are transparent in their use of facial recognition technology, and have consulted with and provided support to those working to address these issues.86

•
Provide Customers with Responsible AI and Transparency Tools. Our commitment to developing AI and ML in a responsible way is integral to how we build our services, engage with customers, and drive innovation. We are committed to providing customers with tools and resources to develop and use AI/ML responsibly. For example, in November 2022, we launched AWS AI Service Cards, a transparency resource to help customers better understand our AWS AI services. AWS has published several detailed AI Service Cards, including cards for Rekognition Face Matching and Rekognition Face Liveness.87 AI Service Cards are a form of responsible AI documentation that provides customers with a single place to find information on the intended use cases and limitations, responsible AI design choices, and deployment and performance optimization best practices for an AI service or feature. They are part of our evolving comprehensive development process we undertake to build our services in a responsible way that addresses fairness and bias, explainability, robustness, governance, transparency, privacy, and security in a state-of-the-art manner. AI Service Cards will continue to evolve and expand as we engage with our customers and the broader community to gather feedback and continually iterate on our approach.

•
Dedicate Significant Resources to AI/ML Accuracy and Bias Mitigation. AWS dedicates significant resources to testing and developing its technology to constantly improve accuracy and performance. AWS also focuses on promoting diverse perspectives on its technology development teams, using diverse training and evaluation data sets (e.g., representative across demographic groups), and incorporating feedback from third parties. For example, Credo AI, a company that specializes in Responsible AI, has performed a third-party evaluation of Rekognition using an identity verification data set containing high-quality images of subjects with good lighting, no blur, and no occlusion. The evaluation supports our finding that Rekognition performs well across demographic attributes.88 We have science and technical experts who help promote fairness in our products and services, including helping to design, test, and assess our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.89 We also offer tools and resources to customers, such as Amazon SageMaker Clarify, which helps customers detect and mitigate potential bias in ML models and data using a variety of metrics and helps explain model predictions.90 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

86
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

87
See https://aws.amazon.com/machine-learning/responsible-ai/resources/.

88
See https://aws.amazon.com/machine-learning/responsible-machine-learning/rekognition-face-matching/.

89
Available at https://arxiv.org/abs/2007.06570 (submitted Jul. 13, 2020), and https://www.youtube.com/watch?v=JCGUYFe6P2k. See also https://www.amazon.science/blog/method-predicts-bias-in-face-recognition-models-using-unlabeled-data (Nov. 8, 2022).

90
Available at https://aws.amazon.com/sagemaker/clarify/.

SHAREHOLDER PROPOSALS
•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras, could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”91 In July 2023, we joined President Biden and leaders across government and industry to voluntarily commit to continue promoting the safe, secure, and transparent development of AI technology that benefits society.92 We also participated in the UK AI Safety Summit where we built upon the White House Voluntary AI Commitments by sharing relevant aspects of our responsible AI development practices and protocols with the global community.93 In addition, we announced that we have joined the U.S. Artificial Intelligence Safety Institute Consortium, established by the National Institute of Standards and Technology (“NIST”), as part of our efforts to further government and industry collaboration to advance safe and secure AI.94

•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like NIST and other independent and recognized research organizations and standards bodies to develop tests, including those that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic and commercial community to establish independent and trusted criteria, benchmarks, and evaluation protocols for AI/ML technology, including facial recognition services.

•
Partner and Collaborate with External Stakeholders. AWS collaborates with the academic community and other stakeholders on the responsible use of AI/ML technologies. For example, through our participation in Partnership on AI, we have worked with leading technology companies and organizations such as the ACLU, Future of Privacy Forum, and the MIT Initiative on the Digital Economy to advance public understanding of AI technologies and address opportunities and challenges with AI technologies to benefit people and society, focusing on areas such as ethics, fairness, inclusivity, and transparency. We are also active participants in other multi-stakeholder organizations relating to AI, including The Organisation for Economic Co-operation and Development (OECD) working groups on AI, the Global Partnership on AI, and the Responsible AI Institute. We provide research grants through Amazon Research Awards and the joint Amazon and National Science Foundation Fairness in AI Grants program.

•
Require Customer Agreement to Acceptable Use Policy and Responsible AI Policy. As a condition to using any AWS service, including Amazon Rekognition, a customer (including any government or law enforcement customer) must agree to the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal or fraudulent activity.”95 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will investigate and take appropriate action, including potentially removing or disabling access to Amazon Rekognition or any other AWS service if we determine a customer is violating our AUP or the AWS legal terms. We also recently published the AWS Responsible AI Policy to supplement the AUP, which applies to the use of all AWS AI/ML services.96 The AWS Responsible AI Policy explicitly prohibits the use of AWS AI/ML services, features, and functionality we provide (1) for intentional disinformation or deception; (2) to violate the privacy rights of others, including unlawful tracking, monitoring, and identification; (3) to depict a person’s voice or likeness without their consent or other appropriate rights, including unauthorized impersonation and non-consensual sexual imagery; (4) for harm or abuse of a minor, including grooming and child sexual exploitation; (5) to harass, harm, or encourage the harm of individuals or specific groups; (6) to intentionally circumvent safety filters and functionality or prompt models to act in a manner that violates our policies; or (7) to perform a lethal function in a weapon without human authorization or control. In addition, the AWS Responsible AI Policy provides that customers using AI/ML services to make consequential decisions impacting a person’s fundamental rights, health, or safety must evaluate the potential risks of their use cases and implement appropriate human oversight, testing, and other use case-specific safeguards to mitigate such risks.

91
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

92
See https://www.aboutamazon.com/news/company-news/amazon-responsible-ai/.

93
See https://aws.amazon.com/uki/cloud-services/uk-gov-ai-safety-summit/.

94
See https://www.aboutamazon.com/news/policy-news-views/amazon-joins-us-artificial-intelligence-safety-institute-to-advance-
responsible-ai.

95
Available at https://aws.amazon.com/aup/.

96
Available at https://aws.amazon.com/machine-learning/responsible-ai/policy.

2024 Proxy Statement       71

SHAREHOLDER PROPOSALS
•
Enhanced Legal Terms. All customers using any AWS service, must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around certain law enforcement use cases. For example, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and require the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.97 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.

•
Provide Customer Guidance on Best Practices and Responsible Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the AWS legal terms described above, AWS recommends that in public safety use cases human reviewers verify the system’s results and decisions not be made based on the system output without additional human review. AWS also recommends in these use cases that customers be transparent about the use of face detection and comparison systems including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.98 AWS also provides publicly available guidance to customers and other interested parties on the responsible design, deployment, and use of ML systems in its Responsible Use of Machine Learning Guide.99 Further, customers can engage an AWS team of experts in responsible AI/ML to recommend and help apply existing use-case-specific best practices on the development, deployment, and operationalization of responsible ML principles.100 When we are approached by or become aware of customers with potential use cases that may implicate our AUP or other terms, we analyze the proposed use case to determine whether it complies with these terms. We have turned down customers whose proposed uses would violate our AUP or other terms.

In light of our commitment to customer trust, privacy, and security; the substantial benefits to both society and organizations of Amazon Rekognition’s image and video analysis capabilities; and our ongoing transparency and efforts to address potential misuse of Amazon Rekognition, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer use of certain technologies.

ITEM 15—SHAREHOLDER PROPOSAL REQUESTING A POLICY TO DISCLOSE DIRECTORS’ POLITICAL AND CHARITABLE DONATIONS

Beginning of Shareholder Proposal and Statement of Support:
Request for the Board to Adopt a Policy for Director Transparency
WHEREAS: Viewpoint disagreements around the world have intensified, and businesses are caught in the middle. While shareholders should expect corporate engagement over matters that affect operations - like taxation and regulation - many companies get involved in contentious matters unrelated to those companies’ core businesses and are off-putting to many customers, often damaging their brands.
SUPPORTING STATEMENT: Corporate support of potentially controversial stances, especially on social and cultural issues, can damage relationships with customers, employees, and investors, and present material risks to companies’ reputation and sustainability. For example:
•
Consumers boycotted Bud Light following advertising efforts featuring transgender influencer Dylan Mulvaney. The backlash resulted in the brand losing its status as the best-selling beer in the United States.1 Parent company

97
See https://aws.amazon.com/service-terms/.

98
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

99
See https://d1.awsstatic.com/responsible-machine-learning/responsible-use-of-machine-learning-guide.pdf.

100
See https://pages.awscloud.com/GLOBAL-aware-IND-AWS-ProServe-Responsible-ML-2021-reg.html.

SHAREHOLDER PROPOSALS
Anheuser-Busch InBev lost 28 percent in pre-tax profit during the second quarter of 2023, and the situation worsened in Q3, resulting in another 29 percent drop in adjusted U.S. earnings.2
•
Target Corporation highlighted its sale of sexually and socially charged children’s products and huge corporate donations to deeply partisan organizations whose goals are antithetical to Target’s core customers. The resultant backlash lost the company $10 billion in market value over ten days.3 Its quarterly sales fell for the first time in six years,4 despite increased consumer spending during that period.5

Amazon.com, Inc. (“Company”) is not exempt. It donated at least $10 million6 to groups7 that support lenient criminal justice policies following the death of George Floyd, policies that have destroyed many U.S. inner cities. Despite warnings, the Company’s executive chair remained intransigent and tone-deaf.8 Unsurprisingly, the Company has now suffered a crime epidemic in its home city of Seattle.9
Corporate underperformance can be avoided if directors exercise greater risk oversight objectively. “Amazon’s Board of Directors is responsible for the control and direction of the company,”10 but shareholders are uninformed about members’ ideological and political views.
Greater transparency is needed to allow shareholders to know whether our Board suffers partisan capture and therefore the group-think and ideological blinders that have cost some companies dearly in recent years.
RESOLVED: Shareholders request the Board adopt as policy, and amend the governing documents as necessary, to require director nominees to furnish the Company, in sufficient time before publication of the annual proxy statement, information about their political and charitable giving. The information would be most valuable if it contained:
•
a list of his or her donations to federal and state political candidates, and to political action committees, in amounts that exceed $999 per year, for the preceding 10 years;

•
a list of his or her donations to nonprofit (under all IRS categories) and charitable organizations, in amounts that exceed $1,999 per year, for the preceding five years.

Information that nominees provide to the Company shall be made conveniently available to shareholders and the public at the time the annual proxy statement is issued.

1
https://www.theguardian.com/business/2023/jun/14/bud-light-loses-top-us-beer-spot-after-promotion-with-transgender-influencer

2
http://www.cnn.com/2023/10/31/investing/bud-light-anheuser-busch-earnings/index.html

3
http://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-lgbtq-friendly-clothing/

4
http://www.cnn.com/2023/08/16/investing/target-stock-earnings/index.html

5
http://www.reuters.com/markets/us/us-consumer-spending-july-surges-weekly-jobsless-claims-fall-2023-08-31/

6
http://www.aboutamazon.com/news/policy-news-views/amazon-donates-10-million-to-organizations-supporting-justice-and-equity

7
http://lawyerscommittee.org/project/criminal-justice-project/

8
http://nlpc.org/corporate-integrity-project/amazon-bezos-chastised-for-getting-duped-by-blm/

9
http://www.seatlletimes/com/business/citing-crime-concerns-amazon-pulls-workers-from-office-at-former-site-of-seatlle-macys/

10
http://ir.aboutamazon.com/corproate-governance/documents-and-charters/guidelines-on-significant-corproate-governance-issues/default.aspx

End of Shareholder Proposal and Statement of Support
Shareholder: National Legal and Policy Center
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 15

Why We Recommend You Vote Against This Proposal

•
Our processes for nominating directors are designed to advance the long-term interests of shareholders by creating a Board with deep business acumen that reflects a diversity of experience and perspectives.

•
Director nominees’ personal charitable and political giving does not reflect how the Board manages and oversees the Company. Under Delaware corporate law, our Board has fiduciary duties of care and loyalty to our shareholders and must act in our shareholders’ best interest.

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SHAREHOLDER PROPOSALS
We Seek to Create a Board with a Diversity of Experience and Perspectives to Advance the Long-term Interests of Our Shareholders
Our processes for nominating directors are designed to advance the long-term interests of shareholders by creating a Board that reflects a diversity of experience and perspectives. As stated in our Board of Directors Guidelines on Significant Corporate Governance Issues, the Nominating and Corporate Governance Committee seeks out candidates for Board membership who have a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing. Each of our directors has substantial senior leadership experience needed to oversee a company of our size and scale, human capital management experience that is required to oversee our large, diverse, and talented workforces, and other relevant professional experience, as discussed in detail above under “Biographical Information” and “Board Skills and Characteristics.”
The Nominating and Corporate Governance Committee oversees a process for collecting and reviewing the information it believes is relevant in evaluating the suitability of potential director candidates in light of these qualifications and skills. The Nominating and Corporate Governance Committee also annually reviews the tenure, performance, and contributions of existing Board members, monitors our directors’ affiliations for potential conflicts of interest, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time. As demonstrated by the director nominees that the Nominating and Corporate Governance Committee has recommended for election at the Annual Meeting, we believe these processes have created a Board with deep business acumen that benefits the long-term interests of our shareholders, reflects a diversity of perspectives, engages in robust discussions, and makes well-informed decisions to oversee and direct the Company’s management, operations, and strategy.
Our Directors Have Fiduciary Responsibilities to Act In Our Shareholders’ Best Interest
The proposal is based on the false premise that individual director nominees’ personal charitable and political giving reflects how the Board manages and oversees the Company. Under Delaware corporate law, our Board members have fiduciary duties of care and loyalty to our shareholders and must act in our shareholders’ best interest, including in the context of the Board’s actions and decisions around director nominations. The duty of care requires informed, deliberative decision-making based on the material information reasonably available. The duty of loyalty requires acting on a disinterested and independent basis, in good faith, with an honest belief that the action is in the best interest of shareholders. Our Board represents the long-term interests of our shareholders consistent with these principles.
Given our robust processes for nominating directors and monitoring potential conflicts of interest, our existing disclosures regarding the diversity and qualifications of our Board members, and in light of the Board’s fiduciary responsibilities to act in our shareholders’ best interest, the Board believes that the requested policy would not provide meaningful information to our shareholders and is unnecessary. Therefore, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a policy to disclose directors’ political and charitable donations.

SHAREHOLDER PROPOSALS
ITEM 16—SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE ARTIFICIAL INTELLIGENCE

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders request that the Board of Directors of Amazon.com, Inc. (the “Company”) charter a new committee of independent directors on Artificial Intelligence (“AI”) to address human rights risks associated with the development and deployment of AI systems. The committee charter shall authorize the committee to meet with employees, customers, suppliers, and other relevant stakeholders at the discretion of the committee, and to retain independent consultants and experts as needed.
Supporting Statement
The development and deployment of AI technology without adequate human rights due diligence has resulted in a range of human rights risks and harms to employees, users, vulnerable communities and society at large.1 In light of our Company’s leading role in the development and deployment of AI, we believe that our Company needs to ensure that its AI systems do not cause or contribute to violations of internationally recognized human rights.
According to the United Nations’ High Commissioner for Human Rights:
AI has the potential to strengthen authoritarian governance. It can operate lethal autonomous weapons. It can form the basis for more powerful tools of societal control, surveillance, and censorship. Facial recognition systems, for example, can turn into mass surveillance of our public spaces, destroying any concept of privacy. AI systems that are used in the criminal justice system to predict future criminal behaviour have already been shown to reinforce discrimination and to undermine rights, including the presumption of innocence.2
For example, the use of AI to make human resource decisions may lead to unlawful employment discrimination. In 2018, our Company reportedly scrapped an experimental AI hiring tool that had taught itself that male candidates were preferable to female candidates.3
Military and police applications of AI technology can also raise human rights concerns. In 2021, our Company reportedly took over a Department of Defense contract for an AI system to analyze military drone footage after Google dropped the project due to protests by Google employees.4
AI-driven misinformation and disinformation can also undermine democracy and distort election outcomes. For example, our Company’s Alexa voice assistant was reported to have falsely claimed that the 2020 U.S. presidential election was stolen.5 And in the 2024 presidential primary election, Republican candidates have used AI generated deep fake images to attack each other.6
While we appreciate the steps that our Company has taken to establish ethical guidelines for the responsible use of AI, we believe that appointing a committee of independent directors will increase the Board of Directors’ oversight of AI-related human rights risks. In our view, appointing a dedicated AI committee will enhance accountability to shareholders by clearly identifying which directors are responsible for AI-related human rights risks.
Given our Company’s leading role in developing and deploying AI technology and the fundamental and significant risks that AI poses to human rights, we believe that appointing a Board-level committee is warranted and appropriate as a matter of good corporate governance.

1
https://mitsloan.mit.edu/ideas-made-to-matter/third-party-ai-tools-pose-increasing-risks-organizations; https://www.nytimes.com/2023/05/30/technology/ai-threat-warning.html

2
https://www.ohchr.org/en/statements/2023/07/artificial-intelligence-must-be-grounded-human-rights-says-high-commissioner

3
https://www.reuters.com/article/us-amazon-com-jobs-automation-insight-idUSKCN1MK08G/

4
https://www.datacenterdynamics.com/en/news/amazon-and-microsoft-picked-up-50m-in-us-military-drone-surveillance-contracts-following-google-
dropping-project-maven/

5
https://www.washingtonpost.com/technology/2023/10/07/amazon-alexa-news-2020-election-misinformation/

6
https://www.nytimes.com/2023/06/08/us/politics/desantis-deepfakes-trump-fauci.html

End of Shareholder Proposal and Statement of Support
Shareholder: AFL-CIO Equity Index Funds, represented by Segal Marco Advisors

2024 Proxy Statement       75

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 16

Why We Recommend You Vote Against This Proposal

•
Our Board and Board committees are already overseeing human rights and other risks associated with artificial intelligence and machine learning, including emerging technologies like generative artificial intelligence, foundation models, and artificial general intelligence (collectively, “AI”).

•
Because Amazon expects AI to be increasingly integrated into the products and services that we offer customers, as well as our own operations, and given the scope and variety of our operations, we believe it would be far more effective for the Board committee already responsible for particular types of risks—such as human rights or human capital risks—to retain oversight responsibility for any additional risks associated with AI in those contexts. In this regard, none of our peer companies has a board committee dedicated solely to risks arising from AI.

•
Amazon is committed to, and is a leader in, the responsible development and use of AI. For example, our AWS operations have consistently addressed our commitment to developing AI responsibly, taking a people-centric approach that prioritizes education, science, and our customers, to integrate responsible AI across the end-to-end AI lifecycle. In 2023, we supported the White House Voluntary AI commitments, participated in the AI Safety Summit in the UK, and joined the U.S. Artificial Intelligence Safety Institute Consortium, promoting the safe, secure, and transparent development of AI technology. In September 2023, we published the AWS Responsible AI Policy, which explicitly prohibits the use of AWS AI services, features, and functionality for certain potentially harmful uses and requires additional safeguards to mitigate risk when those services are used to make consequential decisions, including ones that may implicate a person’s fundamental rights.

Our Board and Board Committees Are Already Overseeing Human Rights and Other Risks Associated with AI
We are committed to conducting our business in a lawful and responsible manner and have codified our commitment to human rights in our Amazon Global Human Rights Principles.101 Consistent with this, our current Board and Board committee structure already provides appropriate oversight of human rights and other risks, including those associated with AI.
The full Board has overall responsibility for risk oversight. The Board reviews our AI technologies as part of its continuous review of various aspects of our business, including related risks and strategies for addressing them. In addition, the Nominating and Corporate Governance Committee charter specifically gives it responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.102 In this capacity, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, oversees and reviews human rights aspects of Amazon’s technologies, products, and services. These reviews focus on the actual operation and use of Amazon technologies, potential concerns and misuse that could arise from these technologies, and our actions to resolve or mitigate those risks and concerns.
Similarly, the Leadership Development and Compensation Committee’s charter specifically confirms that it is responsible for overseeing and monitoring our strategies and policies related to human capital management within our workforce, including with respect to policies on diversity, equity, and inclusion, our workplace environment and safety, and corporate culture.103 The Audit Committee is responsible for overseeing our risk assessment and risk management policies.104 These committees regularly meet with, and receive updates from, management on Amazon’s policies, practices, and initiatives relating to the use of technology, including AI, across our operations. In addition, each of the Board committees has the ability to meet with Amazon employees and retain such advisors as they deem advisable in carrying out its oversight duties.
Our existing Board and committee structure has supported and facilitated our management of risks associated with the development and use of a wide range of technologies, including AI and AI-related human rights and human capital risks.

101
See https://sustainability.aboutamazon.com/human-rights/principles.

102
See Nominating and Corporate Governance Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/nominating-and-corporate-governance-committee/default.aspx.

103
See Audit Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/audit-committee/default.aspx.

104
See Leadership Development and Compensation Committee Charter, available at https://ir.aboutamazon.com/corporate-governance/documents-and-charters/leadership-development-and-compensation-committee/default.aspx.

SHAREHOLDER PROPOSALS
Because we expect AI to be increasingly integrated into the products and services that we offer customers, as well as our own operations, and given the scope and variety of our operations, we believe it would be far more effective for the Board committee already responsible for particular types of risks—such as human rights or human capital risks—to retain oversight responsibility for any additional risks associated with AI in those contexts. In this regard, none of our peer companies has a board committee dedicated solely to risks arising from AI.
We Are Committed to, and Are a Leader in, the Responsible Development and Use of AI
Our commitment to the responsible development and use of AI is backed by our actions, as detailed in our announcement of new tools and capabilities to enable responsible AI innovation105 and on our website describing ways to transform responsible AI from theory into practice and promoting the safe and responsible development of AI as a force for good.106
Our AWS Responsible AI Policy referenced in this proposal explicitly prohibits the use of AWS AI services, features, and functionality: (1) for intentional disinformation or deception; (2) to violate the privacy rights of others, including unlawful tracking, monitoring, and identification; (3) to depict a person’s voice or likeness without their consent or other appropriate rights, including unauthorized impersonation and non-consensual sexual imagery; (4) for harm or abuse of a minor, including grooming and child sexual exploitation; (5) to harass, harm, or encourage the harm of individuals or specific groups; (6) to intentionally circumvent safety filters and functionality or prompt models to act in a manner that violates our policies; or (7) to perform a lethal function in a weapon without human authorization or control.107 In addition, the AWS Responsible AI Policy provides that customers using AI services to make consequential decisions impacting a person’s fundamental rights, health, or safety must evaluate the potential risks of their use cases and implement appropriate human oversight, testing, and other use case-specific safeguards to mitigate such risks.
In addition, our involvement in addressing policy concerns around standards for the responsible use of AI goes well beyond publishing the AWS Responsible AI Policy. Amazon is an active participant and contributor to conversations around the responsible development and use of AI technologies that are happening around the world among government, industry, academia, and other groups, and Amazon teams and subject matter experts are helping lead the industry on these very issues. For example, in July 2023, we joined President Biden and leaders across government and industry to voluntarily commit to continue promoting the safe, secure, and transparent development of AI technology that benefits society.108 We also participated in the UK AI Safety Summit where we built upon the White House Voluntary AI Commitments by sharing relevant aspects of our responsible AI development practices and protocols with the global community.109 In addition, we announced that we have joined the U.S. Artificial Intelligence Safety Institute Consortium, established by the National Institute of Standards and Technology, as part of our efforts to further government and industry collaboration to advance safe and secure AI.110 Through our participation in Partnership on AI, we have worked with leading technology companies and organizations such as the ACLU, Future of Privacy Forum, and the MIT Initiative on the Digital Economy to advance public understanding of AI technologies and address opportunities and challenges with AI technologies to benefit people and society, focusing on areas such as ethics, fairness, inclusivity, and transparency. We are also active participants in other multi-stakeholder organizations relating to AI, including The Organisation for Economic Co-operation and Development (OECD) working groups on AI, the Global Partnership on AI, and the Responsible AI Institute. We provide research grants through Amazon Research Awards and the joint Amazon and National Science Foundation Fairness in AI Grants program.
Amazon has proactively addressed responsible AI concerns in the development and provision of AI-associated products and services, with AWS in particular taking a people-centric approach that prioritizes education, science, and our customers, to integrate responsible AI across the end-to-end AI lifecycle. For example, Amazon CodeWhisperer111 is the only AI coding companion with built-in security scanning for finding and suggesting remediations for hard-to-detect vulnerabilities. Amazon’s Titan family112 of foundation models was built with responsible AI in mind during each stage of the development process, including training data selection; building filtering capabilities to detect and remove harmful content in the data that customers provide for customization, reject inappropriate content in the user input, and filter the model’s outputs containing

105
See https://aws.amazon.com/blogs/machine-learning/announcing-new-tools-and-capabilities-to-enable-responsible-ai-innovation/ (Nov. 29, 2023).

106
See https://aws.amazon.com/machine-learning/responsible-ai/.

107
Available at https://aws.amazon.com/machine-learning/responsible-ai/policy.

108
See https://www.aboutamazon.com/news/company-news/amazon-responsible-ai/.

109
See https://aws.amazon.com/uki/cloud-services/uk-gov-ai-safety-summit/.

110
See https://www.aboutamazon.com/news/policy-news-views/amazon-joins-us-artificial-intelligence-safety-institute-to-advance-responsible-ai.

111
Available at https://aws.amazon.com/codewhisperer/.

112
Available at https://aws.amazon.com/bedrock/titan/.

2024 Proxy Statement       77

SHAREHOLDER PROPOSALS
inappropriate content such as hate speech, profanity, and violence; and testing across responsible AI issues such as bias and hallucinations. Amazon SageMaker Clarify113 helps customers detect and mitigate potential bias in machine learning models and data using a variety of metrics and helps explain model predictions. In addition, Guardrails for Amazon Bedrock is a new capability that makes it easy to implement application-specific safeguards based on customer use cases and responsible AI policies, helps customers drive consistency in how models available on Amazon Bedrock respond to potentially undesirable and harmful content within applications, and can be applied to models available in Amazon Bedrock, customer fine-tuned models, and third-party open-source models.114
We also assist customers through tools and resources such as AWS AI Service Cards, a transparency resource launched in November 2022 to help customers better understand our AWS AI services.115 AI Service Cards are a form of responsible AI documentation that provides customers with a single place to find information on the intended use cases and limitations, responsible AI design choices, and deployment and performance optimization best practices for an AI service or feature. Amazon Titan Image Generator empowers customers to rapidly produce and enhance high-quality images at scale, with all Amazon Titan-generated images containing an invisible watermark by default, which is designed to help reduce the spread of disinformation by providing a discreet mechanism to identify AI-generated images. AWS is among the first model providers to widely release built-in invisible watermarks that are integrated into image outputs and are designed to be resistant to alterations.
Given Amazon’s existing oversight mechanisms for addressing the specific risks raised in this proposal, our disclosure of the Board and its committees role and activities in addressing these risks, our commitment and transparency around responsibly addressing risks associated with AI, and the unique nature of the governance structure requested in this proposal, we believe that adding a separate Board committee overseeing risks solely relating to AI technology would be redundant and inefficient.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an additional Board committee to oversee artificial intelligence.

ITEM 17—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON WAREHOUSE WORKING CONDITIONS

Beginning of Shareholder Proposal and Statement of Support:
RESOLVED: Shareholders request that the Board commission an independent audit and report of the working conditions and treatment that Amazon warehouse workers face, including the impact of its policies, management, performance metrics, and targets. This audit and report should be prepared at reasonable cost and omit proprietary information.
Whereas: Investigative reports allege a “mounting injury crisis at Amazon warehouses,” with Amazon employees getting injured more frequently and severely than elsewhere in the industry.1 CEO Jassy’s claim that Amazon’s injury rates are “about average” relative to industry peers is misleading since Amazon is included in the warehouse industry average, driving that figure up.2 In 2022, Amazon employed 36 percent of all U.S. warehouse workers, and was responsible for 53 percent of all serious injuries in the industry.3 Thus Amazon’s own reporting downplays its significant problems, underscoring the need for an independent report.
Despite Amazon’s serious injuries decreasing between 2021 and 2022, its overall injuries increased. Amazon reported 39,000 total injuries at its U.S. facilities in 2022,4 more than double the rate at non-Amazon warehouses.5 Amazon’s warehouse conditions are not only a danger to employee safety, but also to the stability of its workforce. A 2021 New York Times investigation found that Amazon’s turnover rate was roughly 150 percent a year.6 In 2022, Forbes reported Amazon’s high attrition rate—double the industry average—is “costing the company and its shareholders $8 billion annually.”7

113
Available at https://aws.amazon.com/sagemaker/clarify/?sagemaker-data-wrangler-whats-new.sort-by=item.additionalFields.postDateTime&sagemaker-
data-wrangler-whats-new.sort-order=desc.

114
See https://aws.amazon.com/blogs/machine-learning/announcing-new-tools-and-capabilities-to-enable-responsible-ai-innovation/ (Nov. 29, 2023).

115
See https://aws.amazon.com/blogs/machine-learning/introducing-aws-ai-service-cards-a-new-resource-to-enhance-transparency-and-advance-responsible-ai/ (Nov. 30, 2022).

SHAREHOLDER PROPOSALS
Amazon workers are closely monitored for their work productivity, with employees alleging that the pressure to meet quotas under threat of termination can lead to injury and burnout.8 New laws in California and New York target Amazon’s use of productivity quotas that can prevent workers from complying with safety guidelines or recovering from strenuous activity, leaving them at high risk of injury and illness.9 Workers acknowledge Amazon instructs them on safety, but they have to break safety rules to keep up with their mandated quotas and pace of work out of fear of losing their jobs.10
Numerous federal- and state-level investigations found the high level of injury risk in Amazon’s operations violated the law, citing Amazon for willful misconduct, and alleging Amazon is “knowingly putting workers at risk” across multiple warehouses, an allegation so severe that only 0.4 percent of citations in the regulator’s 50-year history have been classified as willful.11 In 2023, Senator Sanders launched an investigation into workplace health and safety practices at Amazon and penned a letter demanding information about Amazon’s ‘“systematically underreported” injury rates, employee turnover, productivity targets and adherence to federal and state safety recommendations,” per The Washington Post.12
Currently, the Department of Justice is taking an unprecedented step by “investigating potential worker safety hazards at Amazon warehouses across the country, as well as possible fraudulent conduct designed to hide injuries from [regulators] and others,” while also investigating whether Amazon made “false representations” to lenders about its workplace safety record to obtain credit.13

1
https://www.seattletimes.com/business/amazons-dupont-washington-warehouse-has-highest-injury-rates-of-any-fulfillment-center-in-the-u-s-report-
shows/

2
https://www.businessinsider.com/amazon-jassy-injury-claims-shareolder-letter-2022-4

3
https://thesoc.org/wp-content/uploads/2023/04/SOC_In-Denial_Amazon-Injury-Report-April-2023.pdf

4
https://www.cnbc.com/2023/04/15/osha-cites-amazon-for-unsafe-warehouses-as-injury-numbers-remain-high.html

5
https://www.cnbc.com/2023/04/12/study-amazon-workers-seriously-hurt-at-twice-rate-of-other-warehouses.html

6
https://www.washingtonpost.com/business/2023/06/20/sanders-investigation-sentate-amazon/

7
https://www.forbes.com/sites/edwardsegal/2022/10/24/amazon-responds-to-release-of-leaked-documents-showing-1 50-annual-employee-turnover/?sh=7032aab41d0b

8
https://www.huffpost.com/entry/amazon-fined-for-knowingly-putting-workers-at-risk-with-productivity-quotas_n_6238f2a5e4b009ab92fc060

9
https://www.huffpost.com/entry/california-law-ab-701-targets-amazon-warehouse-production_quotas_n_614c5a0fe4b06beda46bc490; https://www.cnbc.com/2022/06/03/new-york-passes-bill-targeting-amazon-warehouse-productivity-quotas.html

10
https://www.theatlantic.com/technology/archive/2019/11/amazon-warehouse-reports-show-worker-injuries/602530/

11
https://www.huffpost.com/entry/amazon-fined-for-knowingly-putting-workers-at-risk-with-productivity-quotas_n_6238f2a5e4b009ab92fc0603; https://www.seattletimes.com/business/amazon/amazon-fined-again-by-wa-safety-regulators-over-warehouse-work/

12
https://www.washingtonpost.com/business/2023/06/20/sanders-investigation-sentate-amazon/

13
https://www.justice.gov/usao-sdny/pr/amazon-cited-osha-based-sdny-referrals-serious-violations-exposed-workers-safety

End of Shareholder Proposal and Statement of Support
Shareholder: Thomas Dadashi Tazehozi, represented by Tulipshare Capital LLC

2024 Proxy Statement       79

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 17

Why We Recommend You Vote Against This Proposal

•
As reinforced in our most recent safety reporting for 2023, our goal is to be the safest workplace within the industries in which we operate.

•
The audit requested by this proposal would be duplicative because we have already publicly disclosed our workforce incident rates compared with industry data and we are already subject to extensive regulatory oversight and review. From 2019 to 2023, our worldwide lost time incident rate (“LTIR”) improved by 60% and our worldwide recordable incident rate (“RIR”) improved by 30%. From 2022 to 2023, our worldwide LTIR improved by 16% and our worldwide RIR improved by 8%. These are substantial improvements and a solid foundation from which to build, and we are committed to continuing these trends.

•
The proposal’s claims that our injury rates are significantly higher than the industry average are incorrect. The asserted “industry average” that those claims use for comparison actually represents only a small subset of the companies with businesses similar to ours and is not an official or accurate industry average. The proposal also is premised on incorrect and misleading claims that conflate “serious” injuries with what is called the “DART” rate, which measures injuries resulting in days away, restricted work, or transferred work. OSHA does not define DART as a measure of “serious” injuries, and we believe that LTIR is the better metric for understanding the frequency of the most serious injuries because that metric accounts for all injuries that actually require time away from work. Our 2023 U.S. LTIR and RIR in the industries in which we report are lower than the latest 2022 industry averages for employers of our size.

•
In contrast to what this proposal suggests, we do not require employees to meet specific productivity quotas.

•
Our Board, including through the Leadership Development and Compensation Committee, which is composed solely of independent directors, has direct oversight of employee well-being and workplace safety and regularly reviews these matters.

Our Goal Is to Be the Safest Workplace within the Industries in which We Operate
Our Board and management recognize the importance of workplace safety and the right to a safe work environment. As reinforced in our most recent safety reporting for 2023, our goal is to be the safest workplace within the industries in which we operate.116 As we also reaffirmed in our Amazon Global Human Rights Principles, we strive to be the most safety-centric organization in the world.117 This includes providing a clean, safe, and healthy work environment where the health and safety of our workers is what we value the most. We believe that all workers should come to work and return home safely. No matter who our employees are, where they work, or what they do, we are committed to their safety and well-being every day.
We and Responsible Regulators Already Closely Monitor Safety Across Our Operations and We Report on Our Safety Performance
Our safety reporting includes extensive disclosure and detailed metrics reflecting our commitment to safety and the results we have achieved by implementing various initiatives. Our 2023 workforce incident rates for our operations show the following118:
•
Our lost time incident rate (“LTIR”)—a measure of the number of injuries and illnesses that result in time away from work—was 1.6 worldwide and 1.3 in the United States, a 60% and 75% improvement from 2019, respectively. From 2022 to 2023, we improved our worldwide LTIR by 16% and our U.S. LTIR by 19%.

•
Our recordable incident rate (“RIR”)—a measure of how often an injury or illness occurs at work (measured in injuries per 200,000 working hours)—was 4.7 worldwide and 6.3 in the United States, a 30% and 28% improvement from 2019, respectively. From 2022 to 2023, we improved our worldwide RIR by 8% and our U.S. RIR by 6%.

As demonstrated by these performance metrics, we have made meaningful and measurable progress since 2019. In addition, our 2023 U.S. LTIR and RIR rates in the industries in which we report—the general warehousing and storage and

116
See https://www.aboutamazon.com/news/workplace/amazon-workplace-safety-post-2023.

117
See Amazon Global Human Right Principles, available at https://sustainability.aboutamazon.com/people/human-rights/principles.

118
All of the numbers and other comparisons in this statement are based on the rates we have reported to applicable regulators or are otherwise derived from the same tracking systems used for that reporting.

SHAREHOLDER PROPOSALS
courier and express delivery services industries—are better than the latest 2022 industry averages for employers of our size compiled by the U.S. Bureau of Labor Statistics.
Moreover, as the proposal notes, our workplace health and safety efforts are already assessed by independent regulators responsible for evaluating our workplace environment. Federal and state government regulators tasked with investigating and enforcing employee workplace safety standards have inspected and been provided extensive access to information regarding our warehouse operations and injury and incident reports nationwide. The subject matter and geographic scope of these government inspections is significantly greater and more detailed than what any third-party audit would reasonably entail.
The Proposal’s Claims That Our Injury Rates Are Significantly Higher Than the Industry Average Are Incorrect
The proposal repeats claims made by outside groups with ulterior motives that our injury rates are significantly higher than the industry average, which is not correct.119 As we described in our July 2023 blog post, the process used to create such claims, by manually compiling data that companies report to OSHA for only one reporting category (“warehousing and storage”), calculating an average, and then removing Amazon from the average, is based on incomplete data. The problem with that approach is that many large companies that should be included in the calculation—such as Walmart, Target, and Costco—report almost all of their injuries under different industry codes. As a result, the asserted “industry average” actually represents only a small subset of the companies with businesses similar to ours and is not an official or accurate industry average.
The proposal also is premised on misleading claims that imply Amazon warehouses are uniquely dangerous, which is again inaccurate. This characterization appears to be based on allegations that a large percentage of Amazon warehouse employees’ injuries in 2022 were “serious” in nature. But that incorrectly conflates “serious” injuries with what is called the “DART” rate, which measures injuries resulting in days away, restricted work, or transferred work. OSHA does not define DART as a measure of  “serious” injuries, and we believe that LTIR is the better metric for understanding the frequency of the most serious injuries because that metric accounts for all injuries that actually require time away from work.
As noted above, we have substantially reduced our LTIR and RIR since 2019, and our 2023 U.S. LTIR and RIR in the industries in which we report are lower than the latest 2022 industry averages for employers of our size.
We Proactively Identify Potential Risks and Address Hazards to Improve Workplace Safety
In addition to measuring our safety performance using the metrics discussed above, we identify and assess leading indicators, which are proactive metrics used as early predictors of safety performance. They help safety professionals and operations leaders identify potential risks that might cause incidents or injuries before they occur. By examining leading indicators and addressing potential hazards proactively, we are able to create a safer environment for our employees, partners, and communities. Leading indicators at Amazon include data from inspections, assessments, and audits, as well as data from employee and leader surveys, one-to-one conversations, focus groups, and observations of actual on-site activities provided by our employees.
For example, in 2023, we conducted almost 6.3 million inspections, a 152% increase from the 2.5 million inspections conducted in 2020, and we audited 240 sites across Amazon. As another example, Dragonfly is a tool—available on employees’ devices—that lets them easily share safety concerns and suggestions. Their site managers are immediately informed so they can take appropriate action. In 2023 alone, we successfully actioned over 200,000 Dragonfly observations to help make our sites safer. Amazon employees can also join Associate Safety Committees, which meet monthly with management to share safety ideas and discuss trends.
In contrast to what this proposal suggests, we also do not require employees to meet specific productivity quotas. We assess employee performance based on safe and achievable expectations as well as their adherence to safety rules and standard work expectations.
We Are Transparent About Our Initiatives to Improve Workplace Safety
Our safety reporting in our recent blog post discusses our many initiatives to provide our employees a safe and healthy workplace. From 2019 to 2023, we invested more than $1 billion in safety initiatives, technologies, and programs and, in 2024, we allocated over $750 million in safety investments across our operations. Select initiatives include:

119
See https://www.aboutamazon.com/news/workplace/amazon-safety.

2024 Proxy Statement       81

SHAREHOLDER PROPOSALS
•
Ergonomic design: Like all companies with warehouse operations, one of the most important aspects of improving safety outcomes is reducing musculoskeletal disorders (“MSDs”), which are the leading cause of workplace injury across the transportation and warehousing industries. We have devoted considerable effort and resources to improve ergonomic conditions and reduce MSDs. For example, we employ an Ergonomics Engineering team that includes certified professional ergonomists who make use of industry-leading digital human modeling software to assess ergonomic risk. This team studies, proposes, and helps pilot innovations (such as engineering and administrative controls) to reduce MSDs. ErgoPick is a program that increases the number of products that employees pick from heights that are between their shoulders and thighs, and reduces picks outside of that “golden zone.”

•
Technological and equipment improvements: We are continually introducing new technologies and improvements in safety equipment to decrease the risk of injury, focusing on areas such as: heat mitigation; improving powered industrial truck safety; freezer sensors for employees whose jobs include working in freezers; intelligent safety vests to improve the safety of our technicians who work alongside robots; and other safety gear.

•
Robotics: We are innovating in the area of robotics to simplify tasks, help reduce strain on our employees, and ultimately reduce the risk of injury. These innovations reduce the need for various types of repetitive motions, such as reaching, bending or climbing to access inventory items, or pushing heavy carts and trolleys between areas. This allows employees to be assigned to other tasks that carry a lower risk of injury.

•
Safety training and conditioning: Employees are provided with critical safety information on their first day of employment, followed by job and process path-specific training. This training covers proper body movement techniques (for example, related to reaching, bending, and lifting), incident reporting, seeking treatment for an injury, and avoiding hazardous equipment. We reinforce these learnings throughout the year through our “safety huddle” program.

•
Wellness Services Program and mental health: Through our Wellness Services Program, we are proud to offer on-site first aid services to employees at various U.S. facilities, which exceeds the practice of most companies. In addition, we also offer a range of mental health support services, including the Employee Assistance Program, health plan benefits for mental health and substance use conditions, and mental health awareness training.

We also encourage anyone interested in seeing our facilities to sign up for one of our tours, offered both virtually and in-person.120
Within our operations network, we also work with partners around the world to deliver packages to our customers safely and efficiently. For example, we work with small business owners called Delivery Service Partners (“DSPs”) and independent contractors called Amazon Flex delivery partners to deliver packages to customers’ doorsteps. We also work with independent long-haul trucking companies to move products across our network.
While our partners report their own safety data to regulators, we are committed to helping them keep their employees safe, and we offer them access to safety resources, training, and technologies. One example is third-party technology in delivery vans that measures and monitors unsafe driving behaviors such as speeding, distraction, and failure to wear a seat belt or obey a road sign. If these behaviors are consistently detected, drivers receive a notification when they stop their vehicle for their next delivery. Related notifications are also sent to the drivers’ employer—the DSPs. Since we have incorporated this technology into our branded vehicles, DSP drivers’ collision rates have declined nearly 40%, and from 2022 to 2023, it reduced unsafe driving behaviors by 62% in the United States.
Our Board Is Directly and Meaningfully Engaged in Oversight of Employee Well-Being and Workplace Safety
The full Board regularly oversees and reviews reports from management on various aspects of our business, including related risks and strategies for addressing them. The Board’s oversight of our activities encompasses workplace safety. We also have Board committees responsible for overseeing our risk management processes. For example, the Audit Committee is responsible for overseeing management of, among other things, operational risks. In addition, the Leadership Development and Compensation Committee is responsible for overseeing strategies and policies related to human capital management within the Company’s workforce, including workplace health and safety. In managing and mitigating risks, we have shown a long history of commitment to workplace health and safety, by building robust programs that provide our employees with a safe and healthy workplace with appropriate rules and practices for reporting and proactively managing risk associated with injuries and illnesses, including unsafe conditions or behaviors.

120
See https://amazontours.com/.

SHAREHOLDER PROPOSALS
We are committed to promoting a safe and healthy working environment and continuing to develop innovative technology to keep our employees safe. Our safety reporting already include extensive discussions on our efforts and commitment to employee well-being and workplace health and safety, and we are already subject to extensive regulatory oversight and review. In light of our well-documented commitment to workplace health and safety, the steps we are taking to research, invest, and apply data and insights to improve safety, our robust disclosures on these steps, and our measurable improvements in reducing injuries, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on warehouse working conditions.

2024 Proxy Statement       83

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 22, 2024 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 22, 2024, we had 10,397,186,122 shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	1,122,533,948(1)	10.8%
The Vanguard Group, Inc. 100 Vanguard Blvd, Malvern, PA 19355	771,052,550(2)	7.4%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	630,188,686(3)	6.1%
Andrew R. Jassy	2,119,566	*
Keith B. Alexander	5,760	*
Edith W. Cooper	4,280	*
Jamie S. Gorelick	105,091	*
Daniel P. Huttenlocher	23,676	*
Judith A. McGrath	44,880	*
Andrew Y. Ng	0(4)	*
Indra K. Nooyi	26,460	*
Jonathan J. Rubinstein	115,220	*
Brad D. Smith	14,194(5)	*
Patricia Q. Stonesifer	48,693	*
Wendell P. Weeks	42,500	*
Brian T. Olsavsky	50,527	*
Douglas J. Herrington	526,422	*
Adam N. Selipsky	134,583(6)	*
David A. Zapolsky	59,100	*
All directors and executive officers as a group (18 persons)	1,125,977,336(7)	10.8%

*
Less than 1%.

(1)
Includes 184,282,131 shares as to which Mr. Bezos has sole voting power and no investment power.

(2)
As of December 31, 2023, based on information provided in a Schedule 13G filed February 13, 2024. The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 12,172,954 of the reported shares, sole investment power with respect to 731,881,113 of the reported shares, and shared investment power with respect to 39,171,437 of the reported shares.

(3)
As of December 31, 2023, based on information provided in a Schedule 13G filed February 12, 2024. BlackRock, Inc. has sole voting power with respect to 565,960,396 of the reported shares, shared voting power with respect to none of the reported shares, and sole investment power with respect to 630,188,686 of the reported shares.

(4)
Beneficial ownership information for Dr. Ng is reported as of April 9, 2024.

(5)
Includes 583 shares as to which Mr. Smith shares or may be deemed to share voting and investment power. Mr. Smith disclaims beneficial ownership of such shares.

(6)
Includes 340 shares as to which Mr. Selipsky shares or may be deemed to share investment power. Mr. Selipsky disclaims beneficial ownership of such shares.

(7)
Includes 122,436 shares beneficially owned by other executive officers not individually listed in the table.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
We design our compensation programs to attract and retain the best talent, reinforce ownership, and emphasize performance and contribution to our long-term success. As a result, our compensation programs encourage experimentation, innovation, and long-term thinking, and we avoid tying compensation to discrete, short-term performance goals, financial or otherwise.
Our executives’ compensation is very simple and generally has two basic components:
•
Base salaries designed to be significantly less than those paid to senior leadership at similarly situated companies; and

•
Periodic grants of time-vested restricted stock units subject to long-term vesting requirements that assume a fixed annual increase in the stock price, so that compensation is negatively impacted if our stock price is flat or declines.

We also provide security services to certain executives, some of which are reportable as perquisites, although we view all Company-incurred security costs as reasonable and necessary and for the Company’s benefit.
Over the past year, directors serving on the Leadership Development and Compensation Committee and our Lead Independent Director, with the support of our ESG Engagement and Investor Relations teams, continued to actively engage with our shareholders regarding our executive compensation program. Consistent with its past practice of granting periodic long-term restricted stock unit awards every other year, the Leadership Development and Compensation Committee did not grant equity awards to any of the named executive officers in 2023. In addition, Mr. Jassy was not granted any restricted stock unit awards in either 2023 or 2022, consistent with the Committee’s previous statement that the restricted stock unit award granted to Mr. Jassy in 2021, in connection with his promotion to President and CEO of Amazon, was intended to represent most of his compensation in the coming years.
We focus on realizable compensation by assessing the potential annual value of equity awards vesting over the long term. Mr. Jassy’s 2023 realized compensation (salary plus all other compensation plus value of stock vested during the year) decreased compared to 2022 due to our stock price performance and the decrease in the number of restricted stock units vesting during the year.
Compensation Differentiators
What we do	What we don’t do
✓
Solicit feedback on our executive compensation through extensive shareholder engagement

✓
Align executive officer and shareholder interests by compensating executives primarily with periodic equity grants with long-term vesting (generally 5 years or more)

✓
Focus on assessing the potential annual value of equity awards as they vest over the long term instead of the accounting value reported in the Summary Compensation Table (which reflects the aggregate value of the awards at grant date before any of the awards have actually been earned)

✓
For periodic restricted stock unit awards, assume a fixed annual increase in the stock price so that compensation will be negatively impacted if our stock price is flat or declines

✓
Limited perquisites, consisting of security arrangements designed to benefit the Company

✘
No annual cash bonuses or incentive awards and no reliance upon non-GAAP or adjusted performance measures in equity awards

✘
No potential to “game” or manipulate the payout of equity awards through opaque performance criteria, and no discretion or ability to adjust payouts or vesting of equity awards (including no “above-target” payouts)

✘
No post-termination vesting of equity awards if an executive is fired or quits, and no severance or retirement benefits

✘
No supplemental executive retirement or other nonqualified deferred compensation plans

2024 Proxy Statement       85

EXECUTIVE COMPENSATION
Compensation Processes
Our Goals and Philosophy
In his very first letter to shareholders in 1997, Jeff Bezos highlighted our belief that a fundamental measure of our success is the shareholder value we create over the long term. In that letter, he identified our compensation program as one of our fundamental management approaches that, because of our emphasis on the long term, enables us to make decisions and weigh tradeoffs differently than other companies. To support these goals, for employees at most levels across the entire Company, we prioritize stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. We believe this focus on the long term has produced strong results for our shareholders over the past 27 years.
As with everything we do at Amazon, we have over the years reviewed and re-evaluated our executive compensation program, taking into account views of our shareholders, and continue to do so. This includes evaluating arrangements like annual bonuses and one-, two-, or three-year performance-vesting equity awards. Having considered other approaches, we continue to believe the structure of our executive compensation—emphasizing periodic grants of time-vested restricted stock units vesting over the long term—is best for our business, for three key reasons:
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It focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines;

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It strongly aligns our executives’ compensation with the returns we deliver to shareholders; and

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It works, having allowed us to:

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attract and retain incredibly talented people who have guided our business through countless challenges;

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develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video;

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make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

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drive strong long-term returns to our shareholders.

We recognize that our executive compensation program differs from the approach used by many companies and does not fit the “one size fits all” approach espoused by the major proxy advisory firms when they assess absolute and relative pay-for-performance. But we believe, and through our shareholder engagement many of our investors have acknowledged, that our equity awards vesting over five or six years or longer help drive long-term performance and therefore align pay with performance and shareholder value more effectively than cash or equity programs that tie target and above-target payouts to discrete short-term results. Because our approach focuses on realizable compensation vesting over the long term, our compensation program cannot be assessed simply based on amounts reported in the Summary Compensation Table or a comparison of those amounts with amounts reported by other companies. In particular, the Summary Compensation Table does not take into account the following key aspects of Amazon’s executive compensation program:
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Unlike other companies, Amazon’s practice has been to grant periodic (not annual) equity awards and Amazon does not have an annual cash incentive program;

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Amazon’s equity awards vest over 5 or more years, in contrast to typical three or four year vesting at other companies, and the vesting schedule of our periodic equity awards is not pro-rata over the life of the award, but is typically back-end weighted; and

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Amazon’s equity awards do not allow for more shares to be issued than valued in the Summary Compensation Table (i.e., no “above-target” share vesting).

We have carefully considered the productive discussions we have had with our shareholders and the alternative compensation structures used by other companies, including reviewing realized compensation at other companies. From those processes, we have determined that, based on how we run our business and what we have achieved, there are more risks than potential benefits from changing an approach that has been so successful for our shareholders over the past 27 years and that

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holders of a majority of our shares continue to support, simply to fit into a “one size fits all” approach that does not reflect the nature of our business, that focuses on discrete near-term targets and criteria, and that runs counter to our culture.
Our Approach to Broad-Based Compensation

Our goal of providing competitive compensation arrangements to attract and retain the best talent applies throughout the Company. For employees at most levels across the Company, we prioritize stock-based compensation that vests over many years. In the United States, we are a leader in providing our employees in customer fulfillment and transportation average pay of more than $20.50 per hour, almost triple the federal minimum wage. In addition, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We also provide access to Amazon’s Career Choice program, in which we offer pre-paid college tuition as well as high school diplomas, GEDs, and local language and English proficiency certifications for our front-line employees, part of an expected investment of  $1.2 billion in free skills training by 2025. We have created hundreds of thousands of jobs since 2020, increasing our total employees worldwide to more than 1.5 million.

Our Compensation Design
Our simple executive compensation program has a number of unique features that reflect our goals and philosophy:
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We do not tie cash or equity compensation to one or a few discrete performance goals. To have a culture that relentlessly pursues invention and is focused on building shareholder value, not just for the current year, but five, ten, or even twenty years from now, we must encourage experimentation and long-term thinking. By definition, this means we do not know in advance exactly what will work. We do not select one or a few discrete goals that address one-, two-, or three-year performance horizons because we do not want employees to focus on short-term returns or discrete criteria at the expense of long-term growth and constant innovation and reinvention. Instead, to align our executives with long-term value creation, we compensate them primarily with restricted stock unit awards that have long vesting periods, generally five years or more. Simply put, while we could significantly restructure our straight-forward compensation program to conform with the complex programs tied to discrete near-term performance criteria that fit the models utilized by the major proxy advisory firms and establish safe, short-term vesting conditions that constrain innovation and deter our executives from taking longer-term risks (and that could result in above-target payouts even when our stock price declines), we believe our consistent focus on performance across the enterprise over the long term has served our Company and our shareholders well since our founding. AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, Prime Video, and The Climate Pledge might not exist today if our horizons were so limited.

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We focus on long-term shareholder value that is realized by stock price appreciation. When we set our executives’ target compensation for periodic grants, we do not focus on the accounting value of awards that will be reported in our proxy statement (which reflects the aggregate value of the award as of the date of grant before any of the awards have actually been earned and does not take into account the awards’ long-term and back-end weighted vesting terms), but instead on the actual, multi-year vesting schedule and potential realizable compensation attributable to all of an executive’s stock awards. In valuing potential realizable compensation, we assume a fixed annual increase in the stock price, meaning that our executives’ compensation will be negatively impacted if our stock price is flat or declines, and is favorably impacted if the stock performs beyond the initial stock price assumption. For example, primarily as a result of changes in our stock price over the past year, Mr. Jassy’s 2023 realized compensation (salary plus all other compensation plus value of stock vested during the year) decreased compared to 2022. The alignment between our executives’ compensation and our stock price performance encourages executives to seek out, develop, and pursue initiatives that focus on serving our customers and other stakeholders, and to reflect a long-term view for thinking about our operations holistically and contributing to initiatives across the Company.

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We provide long-term visibility into compensation opportunities. We believe that establishing long-term compensation visibility for our executive team is an important way to foster an owner’s mindset from day one, and is also an important way to encourage bold, long-term decisions that will lead to innovation—decisions that may not be rewarded, and may possibly even be punished, in traditional incentive programs. We understand that our long vesting schedules, especially for our CEO, are unusual among public companies, and we believe this lends great strength to our program and helps make it among the most shareholder-aligned. Our long-term approach to performance and compensation has helped to retain our talent despite short-term stock price volatility.

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We do not provide severance or retirement benefits or accelerate vesting upon termination or retirement. All of our named executive officers are employed on an at-will basis. We do not maintain supplemental executive retirement or other nonqualified deferred compensation plans, cash severance programs, or change-in-control benefits for our executive officers (except for the limited situation that restricted stock units would vest if not assumed by an acquiror following a change in control and limited vesting of restricted stock units held by all employees other than the CEO upon death). If an executive terminates employment or retires, all unvested equity is forfeited.

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We do not maintain executive compensation plans other than our stock plan. We generally do not provide cash bonuses other than in a new-hire context and do not have an annual incentive program. As a result, our executives’ compensation is easy for us to present to shareholders and easy for shareholders to understand and assess. There is no need for shareholders to be concerned with the selection or rigor of performance goals or to parse through overly complicated payout formulas and dense descriptions of complicated “total rewards” programs. Our executives’ compensation is tied to our shareholder returns, period.

Because of these features, our executive compensation is highly transparent and, as shown in the Pay Versus Performance presentation on page 101, strongly aligned with shareholder value. Unlike executive compensation at other companies, where vaguely stated performance conditions and above-target payouts result in opaque and unpredictable compensation unrelated to stock price and shareholder value, shareholders can look at our executives’ restricted stock unit holdings and know exactly how many shares will be delivered when they vest and know that the value of those shares will align with our stock price performance.
Shareholder Engagement and Our 2023 Say-on-Pay Vote
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics.
At our 2023 Annual Meeting of Shareholders, more than 68% of the votes cast supported our advisory vote to approve the compensation of our named executive officers. Of our 20 largest shareholders, we believe 13 supported our advisory vote, 3 either split their vote (including an ETF that voted proportionately) or did not indicate how they voted, and four voted against our advisory vote, with one large shareholder indicating that its vote against the proposal was primarily based on factors other than concerns with the design and operation of our executive compensation program. Among our next 30 largest shareholders, we believe about half voted against our advisory vote, with the other half being split between those who supported our advisory vote and those who did not indicate how they voted. Following the 2023 Annual Meeting, the Leadership Development and Compensation Committee, with the support of our ESG Engagement and Investor Relations teams, engaged further with our shareholders regarding our executive compensation program. To support this, since our 2023 Annual Meeting we contacted 42 of our 50 largest shareholders owning approximately 35% of our stock (not counting the approximately 11% voted by our founder and Executive Chair) offering to discuss executive compensation, and we heard back from and engaged with shareholders owning approximately 33% of our stock. The Chair of the Leadership Development and Compensation Committee and/or our Lead Independent Director participated in meetings with shareholders owning approximately 25% of our stock, including one-on-one or small group meetings with most of our 20 largest shareholders. Our engagement also occurred in meetings that included investors beyond our 50 largest shareholders, and we received comments from some shareholders in writing.
We presented materials and received feedback during the course of our engagement on, among other things, the elements, design, and operation of our executive compensation program. The following table summarizes the major items raised with our investors regarding the compensation of our named executive officers, and the Committee’s response to this feedback is addressed in the table and the discussion that follows it. After another year of extensive engagement with our shareholders, we are pleased that even more shareholders have come to appreciate the view expressed by the Council of Institutional Investors and discussed in a April 2017 position paper on CEO remuneration issued by Norges Bank Investment Management, one of our 10 largest investors, that equity awards with long vesting terms can effectively motivate and reward executives at a company like Amazon, while stock and cash award payouts that are tied to a handful of discrete performance criteria are a major source of complexity and confusion in executive pay and can result in executive compensation arrangements that are more difficult to value and more vulnerable to obfuscation.

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What we heard	Our response
General support for the long-term, owner-oriented nature of our stock awards and how they support our operations and culture. A few questions were raised regarding how the timing and size of restricted stock unit awards were determined.

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Among shareholders who supported our advisory vote on named executive officer compensation, many expressed strong support for the program and the Leadership Development and Compensation Committee.

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Questions around how the size of awards is determined tend to arise from a focus on grant date fair values as reported in the Summary Compensation Table and not on realized compensation. Our executives’ realized compensation, as shown in the charts on the following pages, is competitive with peers, given the scope and complexity of the businesses that our executives manage.

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Periodic restricted stock units granted in 2022 to our named executive officers other than Messrs. Jassy and Bezos vest over six years and were consistent with our past grant practices. Grant date fair values of Amazon’s equity awards (as reported in the Summary Compensation Table) are not comparable to those reported by other companies due to unique features in Amazon’s compensation program such as their extended vesting terms and the inability to settle for an “above-target” number of shares.

Suggestions that we consider conditioning the vesting of some portion of our equity awards on the achievement of pre-established, “objective” performance conditions, although divergent views or no specific views as to what performance criteria would be appropriate for Amazon’s business.

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A few shareholders stated that, while they generally favor discrete performance goals, they appreciate the Committee’s thoughtful explanations of the design and operation of our compensation program and understand that the current program is tailored to Amazon’s business, works effectively, and does not lead to “above-target” or windfall payouts. While some shareholders also expressed concern with other companies’ complex executive compensation programs with discrete near-term performance criteria that have been developed by compensation consultants to conform to the models utilized by the major proxy advisory firms, others noted that if carefully planned and not overly complex, such programs can be effective.

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Among shareholders who in general support performance-based vesting, we heard divergent views or no specific views as to what performance criteria would be appropriate for Amazon’s business and few shareholders had considered whether such criteria would work effectively over the five-year or greater vesting schedules applicable to our restricted stock unit awards. A number of larger shareholders affirmed that they disfavor ESG-based vesting criteria.

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A recent study by ISS Corporate Solutions found that nearly 75% of chief executive officers across the S&P 500 receive payouts at or above target under annual incentive plans, and we have seen many instances in which peer company equity awards pay out at above-target levels. Instead of adopting near-term performance conditions, the Committee believes that investors are best served by having management focused on initiatives that will support long-term shareholder value, which includes careful ESG stewardship, and that this objective can best be achieved by foregoing awards that prioritize discrete financial, environmental, or social goals.

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Questions regarding the Leadership Development and Compensation Committee’s responsiveness to the vote on our say-on-pay proposal at our 2022 annual meeting.
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The Committee engaged directly and extensively with shareholders following our 2022 annual meeting. The Committee responded to the questions and concerns it heard, expanding our disclosures regarding the philosophy and design of our executive compensation program. In addition, as reported in the proxy statement for our 2023 annual meeting of shareholders, the Committee responded to the discussions it had by confirming that it intends for periodic equity awards to continue to have long-term vesting, such as the awards granted in 2022 to the named executive officers other than Messrs. Jassy and Bezos, which vest over six years, and confirming that it did not intend to grant periodic awards to any of the named executive officers in 2023. A number of shareholders stated that they appreciated the enhanced disclosure provided in the proxy statement for the 2023 Annual Meeting around the Committee’s consideration of and responses to our prior year’s advisory vote on executive compensation.

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Some shareholders questioned whether the Committee is committed to the existing executive compensation program even though some shareholders may continue to view the program as insufficient due to the absence of performance-vesting conditions. Given the simplicity of our executive compensation program, which does not include an annual cash incentive program and relies on periodic grants of restricted stock units with long-term vesting terms (meaning that executives’ near-term compensation is derived primarily from restricted stock units granted in past years), any deviation from our long-term approach to executive compensation would require a fundamental restructuring of the program that could take several years to implement. As with the Company’s long-term approach to executive compensation, the Committee believes that fundamental design changes should not be based on short-term events. The Committee will continue to engage with shareholders to ensure that the Company’s executive compensation program remains aligned with the Company’s business and culture and operates in alignment with shareholders’ long-term interests.

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The Committee recognizes that our executive compensation program differs from the approach used by many companies and does not fit the “one size fits all” approach espoused by the major proxy advisory firms when they assess absolute and relative pay-for-performance. Instead of focusing on amounts reported in the SEC’s Summary Compensation Table, our approach focuses on realizable compensation vesting over the long term and the effect equity awards have in aligning our executives’ focus on long-term shareholder value. The Committee is encouraged by a growing recognition that “cookie cutter” pay designs may not be appropriate for all companies or in shareholders’ best long-term interests. For example, as noted above, many of the tenets underlying the Company’s executive compensation program align with principles endorsed by the Council of Institutional Investors and discussed in the April 2017 position paper on CEO remuneration issued by Norges Bank Investment Management, one of our 10 largest shareholders.

The Leadership Development and Compensation Committee carefully considered the results of the 2023 advisory vote approving the compensation of our named executive officers as well as input we received from shareholders and analyses by proxy advisory firms. In particular, the Committee considered arguments supporting and criticizing the use of discrete performance-based vesting or payout conditions for equity-based compensation, and evaluated the benefits and success of our existing executive compensation arrangements in driving long-term performance and the other factors discussed in this Compensation Discussion and Analysis. The Committee also evaluated the executive compensation program in the context of the shifting economic environment and the dynamic and evolving nature of the Company’s business and prospects,

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including expectations for rapid changes across its business due to developments in adoption and deployment of artificial intelligence, and other long-term capital-intensive projects under development at the Company.
Following its consideration and discussion of these matters, the Leadership Development and Compensation Committee determined that it would not advance the Company’s interests to add performance conditions to the outstanding equity awards granted to our named executives in prior years and that it would not advance the Company’s goals to grant new equity awards with near-term performance-based vesting conditions, which would only serve to increase the executives’ realizable compensation, or to otherwise fundamentally alter Amazon’s current compensation arrangements. The Committee continues to believe that the Company’s compensation program is currently operating exactly as intended, aligning executives’ interests with both near-term and long-term shareholder returns, as reflected by the decline in the named executives’ realized compensation in 2022 and the gradual increases in the amounts realized based on our stock price performance over the course of 2023. The Committee also continues to believe that the long-term vesting schedules applicable to the named executive officers’ equity awards sufficiently motivate them to focus on improving and expanding the Company’s operations, and that the equity awards granted to the named executives in prior years continue to sufficiently motivate them to focus on and improve shareholder value. Therefore, consistent with its past practice of granting periodic awards to our executives every other year, the Committee did not grant any restricted stock units to the named executive officers in 2023.
Alignment with Performance
We share the view expressed by the Council of Institutional Investors, Norges Bank Investment Management, and others that tying stock and cash award payouts to a handful of discrete performance criteria is a major source of complexity and confusion in executive pay and results in executive compensation arrangements that are more difficult to value and more vulnerable to obfuscation than time-vesting restricted stock units. A recent report by ISS Corporate entitled “Annual Incentive Payouts: Are Target Goals Too Modest,” found that more than 70% of CEOs achieved target or above-target payouts of annual incentives in fiscal 2022, and we have seen companies that often pay out performance-based equity awards at “above-target” levels (in some cases more than 200% of target, far beyond the level of stock price appreciation). At these companies, shareholders are not able to assess the relationship between the value of the awards at grant and how much executives may realize when the awards vest because shareholders cannot assess the difficulty of the performance criteria applicable to those awards. For example, had we set one-, two-, or three-year performance goals in the past based on achieving strong financial performance or based on achieving discrete operational objectives, we likely would have paid out far more in compensation (150%, 200%, or more) than we actually did. In contrast, we do not leverage or increase share awards to provide “above-target” or windfall payouts based on whether one or a few discrete goals were met. The only way in which our executives can earn “above-target” compensation is to enhance our long-term share value, which benefits all shareholders.
We believe that selecting discrete performance metrics is not the best way for a dynamic and growth-oriented company like Amazon to align executive pay with long-term performance and shareholder value. In our view, selecting a handful of discrete performance metrics as a basis for vesting or paying out compensation is fraught with the risk of improperly influencing or constraining long-term performance and inhibiting innovation. For example, in 1997, had we adopted performance measures appropriate for a bookseller, we may have inadvertently discouraged our employees from investing their time and energy in initiatives that later became AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, and Prime Video. To remain a highly innovative and nimble company that is able to respond rapidly to dynamic market conditions and dramatic change—such as was required during the Covid-19 pandemic and in response to the recent surge in demand for AI-supported services—Amazon needs to be able to shift course rapidly without executives being preoccupied with near-term performance criteria that might run counter to business needs.
Tying compensation to specific business performance measures also could discourage employee mobility across our businesses and, in particular, deter high-performing employees from taking important and challenging roles in businesses that could benefit most from their leadership. In addition, given the unique nature of Amazon, the diversity of our operations and initiatives, and the dynamic and evolving nature of our business, standardized industry indices are either too broad—taking into account industries that are not reflected in the Company’s operations—or too narrow to serve as relevant comparisons for benchmarking company performance, as reflected in the Committee’s experience in selecting peer companies for target compensation comparisons, as discussed below under “Compensation Governance; Compensation Committee Process.” For example, benchmarking performance against a technology index might have proven a disincentive to building our own devices, developing our own movies and TV shows, or innovating shipping and delivery methods. A customized index locks in a business profile at a point in time, which may deter employees from developing and pursuing initiatives that

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do not fit into that mold, or would require adjustment over time given the five year or greater time horizons over which our executives’ equity awards vest, which could create the appearance of gamesmanship or moving targets. Our compensation program allows and encourages us to innovate.
We believe our executive compensation program works well for our employees and for our shareholders. For example, as of the end of 2023, our stock price had increased approximately 5,675% over twenty years (a compound annual growth rate of 22%), 662% over ten years, and 102% over five years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, our stock declined by 22%, and in 2022 our stock declined by 50%. As shown on the Pay Versus Performance presentation on page 101, the Compensation Actually Paid to our executives is directly impacted by our stock price performance.
2023 Compensation Decisions
Base Salaries
Base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid to senior leadership at similarly situated companies. The base salary for each of our named executive officers was $365,000, except that Mr. Bezos’s salary was $81,840. Due to Mr. Bezos’s substantial ownership in Amazon, Mr. Bezos requested not to receive additional compensation and has never received annual cash compensation in excess of his current amount.
Annual Bonuses
None of the named executive officers received an annual incentive or cash bonus in 2023.
Stock-Based Compensation
As discussed above, the primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards in connection with promotions and on a periodic basis.
Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle and have granted periodic awards to our executive officers on an every-other-year basis. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. These restricted stock unit awards generally vest over a period of five years or more. Vesting does not accelerate as a result of termination of employment or retirement.
Because our compensation program is designed to reward long-term performance and operate over many years, named executive officers typically do not receive periodic stock-based awards every year. When we set our executives’ target compensation for these periodic grants, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines. Annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years and without regard to the fact that our past practice has been to make periodic grants every other year and not annually. Unlike equity awards at some companies, the stock awards reported below cannot payout for an “above-target” number of shares. As a result of these features, a named executive officer’s total compensation as reported in the Summary Compensation Table will be higher in years in which he or she receives a grant compared to years in which he or she does not receive a grant, and may not be comparable to amounts reported by other companies. In contrast, as discussed above, when approving new equity awards, the Leadership Development and Compensation Committee does not focus on the aggregate grant date fair value that is required to be reported in the Summary Compensation Table under SEC rules, but instead evaluates the annual value of the awards that will vest in future years under various stock price scenarios, taking into account the named executive officer’s cash compensation and the projected annual value of pre-existing stock-based compensation vesting in those subsequent years, if any.

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Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation from Amazon.
2023 Compensation of our Named Executive Officers
In 2023, the Leadership Development and Compensation Committee did not grant restricted stock unit awards to any of the named executive officers, in line with our compensation philosophy and based on the Leadership Development and Compensation Committee’s consideration of the factors discussed above. Accordingly, our named executive officers’ realized compensation for 2023 was attributable primarily to vesting of restricted stock unit awards granted in prior years. Because a portion of their restricted stock units vest in each quarter during the year, our named executive officers’ realized compensation reflects our stock price performance over the course of the year, instead of on a single vesting date in the year, further aligning with our shareholders’ interests.
As shown in the graphs below, Mr. Jassy’s 2023 realized compensation (salary plus “all other compensation” as reported in the Summary Compensation Table, plus value of stock vested during the year) decreased compared to 2022 due to our stock price performance over the course of those years (e.g., a closing stock price of  $143.90 on his last vest date in 2023 compared to $156.51 on his first vest date in 2022) and a 9% decrease in the number of restricted stock units vesting during 2023 compared to 2022. Both his 2023 and 2022 realized compensation was significantly lower than for 2021, due to both our lower stock price and a lower number of shares vesting during 2023 and 2022.
Mr. Herrington and Mr. Selipsky had higher realized compensation in 2023 than in 2022, due to an increase in the number of shares scheduled to vest, reflecting their increased tenure in their positions, and due to our stock price performance. However, for Mr. Herrington (compared to his predecessor’s equity awards) and Mr. Selipsky, even though more shares vested in 2023 than in 2021, realized compensation was lower than in 2021, reflecting the decline in our stock price.

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The Leadership Development and Compensation Committee believes that the realized compensation of our named executive officers is competitive and appropriately reflects the scope of our executives’ responsibilities and the alignment of our compensation program with shareholders’ interests.
The total number of restricted stock units granted to all of our named executive officers during the three-year period from 2021 to 2023 represented on average (i) 0.64% of the total number of restricted stock units granted to all employees during the same three-year period and (ii) less than 0.01% of the weighted-average number of shares outstanding for the same three-year period.

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Other Compensation and Benefits
Named executive officers receive additional compensation in the form of vacation, medical, 401(k), relocation, and other benefits generally available to all of our employees. In addition, in light of our Company’s and our executives’ prominence, we provide security for Messrs. Bezos, Jassy, Herrington, and Selipsky, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Leadership Development and Compensation Committee annually reviews the amount and nature of executive officers’ security expenses. Reportable security expenses are included in the “All Other Compensation” column of the Summary Compensation Table. Amazon’s policy is that it does not provide other perquisites to our named executive officers.
Compensation Governance
Compensation Committee Process
The Leadership Development and Compensation Committee may engage compensation consultants but did not do so in 2023. In evaluating the compensation of our named executive officers in 2023, the Committee reviewed and discussed peer company compensation benchmarking information from third-party surveys, including compensation data for retail, Internet, technology, and media companies including Alphabet, Apple, Cisco, Costco, Disney, Intel, Kroger, Meta, Microsoft, Netflix, Oracle, Salesforce, Target, UPS, and Walmart.
Restricted stock unit grant amounts and vesting for named executive officers are established by the Leadership Development and Compensation Committee after receiving recommendations from the Senior Vice President, People eXperience and Technology, and the CEO. Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April. The Leadership Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in survey data that it reviews.
For new hire, promotion, and periodic restricted stock unit awards, the Senior Vice President, People eXperience and Technology, and the CEO develop grant recommendations to set a total compensation target for each named executive officer by evaluating a variety of factors, such as the compensation of similarly situated senior executives at Amazon and at other companies with which we compete for talent, past contributions to performance, and expected contributions to our future success, and then designing restricted stock unit awards to help meet those total compensation targets. As discussed above, this evaluation also takes into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any, and stock price appreciation assumptions.
Clawback Policy
We have a compensation clawback policy that permits us to recover equity and cash bonuses from current and former named executive officers and other members of senior management if they engage in fraud or intentional misconduct that causes or contributes to a restatement of our financial statements. To comply with SEC and Nasdaq rules, during 2023 we amended the clawback policy, a copy of which is filed with the SEC as an exhibit to our Annual Report on Form 10-K, to provide for recovery of any incentive-based compensation, as defined under the rules, in the event we are required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws.
Anti-Hedging Policy
Under our trading policies, directors, executive officers, and other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in any speculative, hedging, or derivative security transaction that primarily involves or references Amazon securities. Other employees are prohibited from engaging in such hedging transactions unless they confirm that they satisfy certain conditions, including that they are not in possession of material non-public information, and that the arrangement expires or settles automatically at least six months after the date entered into with no discretion by the employee as to the timing or manner of settlement.

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Leadership Development and Compensation Committee Report
The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Leadership Development and Compensation Committee
Edith W. Cooper
Daniel P. Huttenlocher
Judith A. McGrath

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Summary Compensation Table
The following table sets forth for the year ended December 31, 2023 the compensation reportable for the named executive officers, as determined by SEC rules.
2023 Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation	Total
Andrew R. Jassy President and Chief Executive Officer	2023	$365,000	$—	$992,764(2)	$1,357,764
	2022	317,500	—	981,223	1,298,723
	2021	175,000	211,933,520	592,649	212,701,169
Jeffrey P. Bezos Founder and Executive Chair	2023	81,840	—	1,600,000(3)	1,681,840
	2022	81,840	—	1,600,000	1,681,840
	2021	81,840	—	1,600,000	1,681,840
Brian T. Olsavsky SVP and Chief Financial Officer	2023	365,000	—	6,600(4)	371,600
	2022	313,750	17,861,193	6,100	18,181,043
	2021	160,000	—	3,200	163,200
Douglas J. Herrington CEO Worldwide Amazon Stores	2023	365,000	—	29,231(2)	394,231
	2022	309,997	42,880,341	25,441	43,215,779
Adam N. Selipsky CEO Amazon Web Services	2023	365,000	—	58,236(2)	423,236
	2022	317,500	40,752,682	43,113	41,113,295
	2021	109,722	81,294,756	49,045	81,453,523
David A. Zapolsky SVP, Global Public Policy & General Counsel	2023	365,000	—	6,600(4)	371,600
	2022	313,750	17,861,193	6,100	18,181,043
	2021	160,000	—	3,200	163,200

(1)
Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2023 Annual Report on Form 10-K.

(2)
Reflects the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan and the approximate aggregate incremental cost to Amazon of security arrangements in addition to security arrangements provided at business facilities and for business travel ($986,164, $22,631, and $51,636 for Messrs. Jassy, Herrington, and Selipsky, respectively). We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.

(3)
Represents the approximate aggregate incremental cost to Amazon of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and that the amount of the reported security expenses for Mr. Bezos is especially reasonable in light of his low salary and the fact that he has never received any stock-based compensation.

(4)
Represents the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.

Grants of Plan-Based Awards
The Company did not grant stock or other plan-based awards to the named executive officers in 2023.

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EXECUTIVE COMPENSATION
Outstanding Equity Awards and Stock Vested
The following table sets forth information concerning the outstanding stock awards held at December 31, 2023 by the named executive officers.
Outstanding Equity Awards at 2023 Fiscal Year-End
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Andrew R. Jassy Restricted stock units	1,461,680(2)	$222,087,659
Jeffrey P. Bezos	—	—
Brian T. Olsavsky Restricted stock units	196,140(3)	29,801,512
Douglas J. Herrington Restricted stock units	389,827(4)	59,230,314
Adam N. Selipsky Restricted stock units	390,380(5)	59,314,337
David A. Zapolsky Restricted stock units	196,140(6)	29,801,512

(1)
Reflects the closing market price of our common stock on December 29, 2023, $151.94, multiplied by the number of restricted stock units that were not vested as of December 31, 2023.

(2)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 20,120 shares on February 21, 2024; (b) a restricted stock unit award that vested as to 25,000 shares on February 21, 2024; (c) a restricted stock unit award vesting as follows, assuming continued employment: 31,960 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 24,680 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and (d) a restricted stock unit award that vested as to 10,000 shares on February 21, 2024; and vesting as follows, assuming continued employment: 20,000 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 25,000 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and 50,000 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, February 21, 2027, May 21, 2027, August 21, 2027, November 21, 2027, February 21, 2028, May 21, 2028, August 21, 2028, November 21, 2028, February 21, 2029, May 21, 2029, August 21, 2029, November 21, 2029, February 21, 2030, May 21, 2030, August 21, 2030, November 21, 2030, and February 21, 2031.

(3)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 10,620 shares on February 21, 2024; (b) a restricted stock unit award that vested as to 3,940 shares on February 21, 2024; and vesting as follows, assuming continued employment: 11,360 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 11,380 shares on February 21, 2025; 8,760 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 8,780 shares on February 21, 2026; and (c) a restricted stock unit award that vested as to 2,240 shares on February 21, 2024; and vesting as follows, assuming continued employment: 3,240 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 3,940 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 3,920 shares on February 21, 2026; 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028. The number and value of shares that would have vested in the event of death as of December 31, 2023 is 113,320 shares and $17,217,841.

(4)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 11,300 shares on February 21, 2024; (b) a restricted stock unit award that vested as to 4,920 shares on February 21, 2024; and vesting as follows, assuming continued employment: 12,640 shares on May 21, 2024; 12,660 shares on each of August 21, 2024, November 21, 2024, and February 21, 2025; and 9,760 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; (c) a restricted stock unit award that vested as to 7,500 shares on February 21, 2024; and vesting as follows, assuming continued employment: 7,500 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; (d) a restricted stock unit award vesting as follows, assuming continued employment: 2,600 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 3,520 shares on May 21, 2025; 3,500 shares on each of August 21, 2025, November 21, 2025, and February 21, 2026; 2,860 shares on May 21, 2026; 2,840 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,980 shares on May 21, 2027; and 7,960 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028; and (e) a restricted stock unit award that vested as to 9,659 shares on February 15, 2024; and vesting as follows, assuming continued employment: 13,753 shares on each of May 15, 2024, August 15, 2024, and November 15, 2024; 13,752 shares on February 15, 2025; 11,960 shares on May 15, 2025; 11,959 shares on each of August 15, 2025, November 15, 2025, and February 15, 2026; 9,353 shares on May 15, 2026; 9,352 shares on each of August 15, 2026, November 15, 2026, and February 15, 2027; 7,218 shares on each of May 15, 2027, August 15, 2027, and November 15, 2027; and 7,217 shares on February 15, 2028. The number and value of shares that would have vested in the event of death as of December 31, 2023 is 225,088 shares and $34,199,871.

EXECUTIVE COMPENSATION
(5)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 25,640 shares on February 15, 2024; and vesting as follows, assuming continued employment: 20,040 shares on each of May 15, 2024, August 15, 2024, and November 15, 2024; 20,060 shares on February 15, 2025; 15,460 shares on May 15, 2025; and 15,480 shares on each of August 15, 2025, November 15, 2025, and February 15, 2026; and (b) a restricted stock unit award that vested as to 7,760 shares on February 21, 2024; and vesting as follows, assuming continued employment: 9,000 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 9,780 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; 19,740 shares on each of May 21, 2026 and August 21, 2026; 19,720 shares on each of November 21, 2026 and February 21, 2027; 15,220 shares on each of May 21, 2027, August 21, 2027, and November 21, 2027; and 15,200 shares on February 21, 2028. The number and value of shares that would have vested in the event of death as of December 31, 2023 is 225,340 shares and $34,238,160.

(6)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 10,620 shares on February 21, 2024; (b) a restricted stock unit award that vested as to 3,940 shares on February 21, 2024; and vesting as follows, assuming continued employment: 11,360 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 11,380 shares on February 21, 2025; 8,760 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 8,780 shares on February 21, 2026; and (c) a restricted stock unit award that vested as to 2,240 shares on February 21, 2024; and vesting as follows, assuming continued employment: 3,240 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 3,940 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; 3,920 shares on February 21, 2026; 9,920 shares on May 21, 2026; 9,900 shares on each of August 21, 2026, November 21, 2026, and February 21, 2027; 7,640 shares on May 21, 2027; and 7,620 shares on each of August 21, 2027, November 21, 2027, and February 21, 2028. The number and value of shares that would have vested in the event of death as of December 31, 2023 is 113,320 shares and $17,217,841.

Stock Vested in 2023
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Andrew R. Jassy	225,340	$27,830,305
Jeffrey P. Bezos	—	—
Brian T. Olsavsky	67,160	8,218,305
Douglas J. Herrington	158,163	18,897,502
Adam N. Selipsky	129,700	16,100,877
David A. Zapolsky	67,160	8,218,305

(1)
Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

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EXECUTIVE COMPENSATION
Potential Payments Upon Termination of Employment or Change-in-Control
Termination and Change-in-Control Agreements or Arrangements
We do not have any contracts, agreements, or arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change-in-control. Upon termination of employment for any reason other than death, all unvested restricted stock units expire.
Restricted stock units held by any employee other than the CEO vest upon death to the extent they otherwise were scheduled to vest within two years. The number of shares and dollar value of the unvested stock-based awards held by named executive officers other than the CEO that would have vested based on the closing price of our common stock of  $151.94 on December 29, 2023 is set forth in notes (3) through (6) of the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.
Change-in-Control Provisions of 1997 Plan
In the event of  (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provision will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the 1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2023, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of  $151.94 on December 29, 2023 is set forth in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.

EXECUTIVE COMPENSATION
Pay Versus Performance Table
Pursuant to recently adopted SEC rules, the following table and accompanying description sets forth information for the past four fiscal years regarding compensation as calculated under SEC rules and certain financial performance measures specified under SEC rules.
Pay Versus Performance
Year	Summary Compensation Table Total		Compensation Actually Paid		Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(1)	Value of Initial $100 Investment Based On:			Amazon Net Income (in millions)
	for First CEO (Bezos)	for Second CEO (Jassy)	to First CEO (Bezos)	to Second CEO (Jassy)			Amazon Total Share- holder Return	Peer Group Total Shareholder Return
								NYSE Tech	S&P Retail
2023	N/A	$1,357,764	N/A	$109,566,048	$648,501	$19,774,578	$164	$201	$163	$30,425
2022	N/A	1,298,723	N/A	(147,737,654)	24,474,600	(1,202,006)	91	119	115	(2,722)
2021	$1,681,840	212,701,169	$1,681,840	208,002,373	34,463,624	35,578,404	180	203	175	33,364
2020	1,681,840	N/A	1,681,840	N/A	29,121,373	62,790,104	176	173	146	21,331

(1)
The Company’s Non-CEO NEOs in 2023 and 2022 were Adam N. Selipsky, Brian T. Olsavsky, David A. Zapolsky, Douglas J. Herrington, and Jeffrey P. Bezos; in 2021, they were Mr. Selipsky, Mr. Olsavsky, David H. Clark, and Mr. Zapolsky, and in 2020 they were Mr. Jassy, Mr. Olsavsky, Mr. Clark, and Mr. Zapolsky.

The table above shows for each year covered by the table:
•
The “Total Compensation” reported in the Summary Compensation Table and the “Compensation Actually Paid,” as defined by SEC rules, for (1) Jeffrey P. Bezos, who served as our principal executive officer during 2020 and through July 4, 2021 (the “First CEO”), (2) Andrew R. Jassy, who has served as our principal executive officer since July 5, 2021 (the “Second CEO”), and (3) all of our named executive officers in each covered year other than the principal executive officer (the “Non-CEO NEOs”), expressed as an average;

•
The total shareholder return of our common stock, the NYSE Technology Index, and the S&P 500 Retailing Index, expressed as a dollar value assuming a $100 investment on December 31, 2019 and, except in the case of the NYSE Technology Index, assuming the reinvestment of any dividends; and

•
Our net income (rounded to the nearest million dollars). Consistent with SEC guidance, no additional performance measures are shown because, as discussed in the Compensation Discussion and Analysis, the Company does not use any financial performance measures to link executive compensation to company performance since our executives’ compensation is tied directly to the creation of shareholder value, as reflected by changes in our total shareholder return.

“Compensation Actually Paid” is an SEC-defined term and differs from an executive’s “take home pay” and W-2 income as determined for tax purposes. It includes amounts that may not be earned until future years (if and when equity awards actually vest) and that will be forfeited if the executive quits, retires, or is fired before equity awards vest.
As required by SEC rules, “Compensation Actually Paid” is equal to (1) Salary and All Other Compensation, as reported in the Summary Compensation Table (equal to the Summary Compensation Table Total Compensation minus Row A in the table below), plus (2) the fair value of restricted stock unit awards granted to an executive during the year, if any, valued as of the end of the year or as of the vest date to the extent they vested in the year of grant (Row B in the table below), adjusted for (3) the effect of any increase or decrease in the price of our common stock on the value of unvested restricted stock unit awards granted to our executives in prior years, measured from the end of the prior year through the restricted stock units’ vesting dates for awards that vested during the year (Row C in the table below) or through the end of the year for awards that remained unvested at the end of the year (Row D in the table below).
A reconciliation between Summary Compensation Table Total Compensation and Compensation Actually Paid and information on who our Non-CEO NEOs were for 2023 is set forth below. The proxy statement for our 2023 Annual Meeting of Shareholders includes corresponding information for fiscal years 2020 through 2022. The fair value of all equity

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EXECUTIVE COMPENSATION
awards is based on the closing price of our common stock on the vesting or valuation date (or the preceding trading day if such date was not a trading day).
	Jassy 2023	2023 Average for Non-CEO NEOs
Summary Compensation Table Total Compensation	$1,357,764	$648,501
A (Minus) Grant Date Fair Value of Awards Granted During the Year	N/A	N/A
B Plus Fair Value as of Year-End of Equity Awards Granted during the Year	N/A	N/A
C Plus (Minus) Change from Prior Year-End in Fair Value of Awards That Vested During the Year	8,901,745	3,194,323
D Plus (Minus) Year-over-Year Change in Fair Value of Unvested Awards Granted in Prior Years	99,306,539	15,931,754
Compensation Actually Paid	$109,566,048	$19,774,578
Description of Pay Versus Performance Data
As discussed in more detail in the Compensation Discussion and Analysis, our executive compensation program prioritizes stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. Accordingly, we do not tie cash or equity compensation to one or a few discrete performance goals, and instead we focus on long-term shareholder value that is realized by share price appreciation. When we set our executives’ target compensation for periodic restricted stock unit grants, we assume a fixed annual increase in the stock price so that our executives’ compensation is negatively impacted if our stock price is flat, declines, or otherwise performs below the initial stock price assumption, and is favorably impacted if the stock performs beyond the initial stock price assumption. Because of these features, our executive compensation is highly transparent and strongly aligned with shareholder value, as shown in the tables below.
Relationship between Compensation Actually Paid and Amazon’s TSR
The restricted stock unit awards granted to our named executive officers generally carry long-term vesting schedules, as described above in the Compensation Discussion and Analysis. As a result, our share price performance as reflected in our TSR directly and significantly affects Compensation Actually Paid. Thus, as shown in the graphic below, in 2023 when our share price TSR was up approximately 80% for the year, our CEO’s Compensation Actually Paid was approximately $110 million, reflecting the fact that the value of restricted stock units that vested during the year increased by approximately $8.9 million from those awards’ value at the end of the prior year, and that the value of his unvested restricted stock units increased by approximately $99 million. In contrast, in 2022 when our TSR declined approximately 50%, our CEO’s Compensation Actually Paid was negative $148 million, reflecting the fact that the value of restricted stock units that vested during the year declined by approximately $9.5 million from those awards’ value at the end of the prior year, and that the value of his unvested restricted stock units declined by more than $139 million. In 2021, Mr. Jassy was granted a unique restricted stock unit award in connection with his promotion to CEO, and more than 80% of the shares subject to that award are scheduled to vest in 2026 through 2031 (years 5 through 10). Thus, the amount actually realized under Mr. Jassy’s 2021 restricted stock unit award, which accounts for substantially all of his 2021 Compensation Actually Paid, was not actually earned by, or paid to, Mr. Jassy in 2021 and instead will depend on and align directly with our future stock price performance over the term of the award. The Leadership Development and Compensation Committee did not grant Mr. Jassy any equity awards during 2022 or 2023. The Compensation Actually Paid to Mr. Bezos, who served as our CEO in 2020 and the first half of 2021, consisted of a fixed salary and the value of security arrangements provided for Mr. Bezos. Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation or any cash compensation from Amazon other than his salary.
Similarly, as shown in the graphic below, the change in the fair value of restricted stock unit awards held by our Non-CEO NEOs (Rows C and D in the table above) closely aligns with year-over-year changes in our TSR. The Leadership Development and Compensation Committee did not grant equity awards to any of our named executives during 2023. Restricted stock unit awards granted as new-hire, promotion, or periodic awards in 2020, 2021 and 2022 were the other primary element

EXECUTIVE COMPENSATION
affecting Compensation Actually Paid for those years. The amounts actually realized under those awards depends on and aligns with our stock price performance over the terms of the awards.
The graphic below shows the relationship between the two primary elements of Compensation Actually Paid (“CAP”) to our CEO and our Non-CEO NEOs—consisting of  (a) the fair value of restricted stock units granted during the year, if any, and (b) the change in fair value of restricted stock units granted in prior years—in each case compared to Amazon’s TSR over the past four fiscal years.
CEO CAP vs. Amazon’s TSR	Non-CEO NEOs CAP vs. Amazon’s TSR

Stock Price Performance Graph
Dollars
Compensation (millions)
$250
$200
$150
$100
$50
$0
$300
$200
$100
$0
$(100)
$(200)
$203
$108
$0 $0
$4
$0
$0
$(149)
2019
2020
2021
2022
2023
Year Ended December 31
Amazon
NYSE Technology Index
S&P 500 Retailing Index
Compensation Actually Paid attributable to the change in the fair value of restricted stock unit awards held.
Compensation Actually Paid attributable to the restricted stock unit awards granted during the year.

Relationship between Compensation Actually Paid and Amazon’s Net Income; Relationship between Amazon’s TSR and Peer Group TSR
We believe that the Pay Versus Performance data shown in the tables and graphics above strongly and clearly demonstrates that our executive compensation program focuses on long-term shareholder value that is realized by share price appreciation. Compensation Actually Paid is not directly related to changes in our net income, since we believe that focusing on one or a few discrete financial performance measures is not an effective means of aligning our executives’ compensation with long-term shareholder value. For example, our net income increased to $30.4 billion for 2023 compared to a $2.7 billion loss for 2022, reflecting non-operating items such as changes in the stock market’s value of our investment in Rivian Automotive of  $797 million in 2023 and $(12.7) billion in 2022. While our stock price also improved in 2023 compared to the price at the end of 2022, that increase was not proportionate compared to the improvement in net income, reflecting among other things that our 2023 net income was not reported until after the end of the fiscal year. We believe the lack of correlation between our stock price performance and our net income demonstrates the difficulty of selecting financial performance criteria that are as effective in reflecting our overall performance as our share price performance.
Over the past four fiscal years, our share price performed better than one or both of our peer groups over some time periods and has performed worse than the peer groups over other periods. We believe that the alignment between our stock price performance and the elements of Compensation Actually Paid discussed above and the disparity between our

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EXECUTIVE COMPENSATION
TSR and the TSRs of these two industry peer groups reinforces the considerations, discussed above in the Compensation Discussion and Analysis, that have led the Leadership Development and Compensation Committee to refrain from selecting relative TSR as a performance criteria; specifically, that peer group selections reflect a company’s profile at a particular point in time, which may become inappropriate given the dynamic and evolving nature of Amazon’s operations, particularly in light of the five year or greater time horizons over which our executives’ equity awards vest.

SECURITIES AUTHORIZED FOR
ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information concerning our equity compensation plans as of December 31, 2023:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	405,760,030(1)	1,189,769,489(2)
Equity compensation plans not approved by shareholders	—	376,259,440
Total	405,760,030(3)	1,566,028,929

(1)
Includes 405,760,030 shares issuable pursuant to restricted stock unit awards, which awards may be granted only under our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award. Accordingly, we have not included a column in the table reporting the weighted-average exercise price of outstanding awards.

(2)
The 1997 Plan authorizes the issuance of options and restricted stock unit awards.

(3)
Excludes 7,750 shares of common stock issuable upon exercise of stock options having a weighted-average exercise price of  $3.56 under equity plans assumed by Amazon as a result of acquisitions.

Equity Compensation Plans Not Approved by Security Holders
The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors, and independent contractors of Amazon and its subsidiaries who are not officers or directors of Amazon. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants, and the conditions to vesting and exercisability. The Leadership Development and Compensation Committee has delegated authority to make grants under the 1999 Plan to another committee of the Board and to certain officers, subject to specified limitations on the size and terms of such grants. A maximum of 800 million shares of common stock were reserved for issuance under the 1999 Plan.

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ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Amazon for the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Wednesday, May 22, 2024, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year, so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. Shareholders may participate in the Annual Meeting at www.virtualshareholdermeeting.com/AMZN2024 and may submit questions during or in advance of the Annual Meeting. Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April 11, 2024.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.01 per share, at the close of business on March 28, 2024, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 10,402,744,035 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; and “AGAINST” each of the shareholder proposals presented at the Annual Meeting. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly brought before the Annual Meeting, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters as they determine appropriate.

ANNUAL MEETING INFORMATION
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also may participate in and vote during the Annual Meeting. If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares is permitted but not required to vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2024, but cannot vote your shares on any other matters being considered at the meeting.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the accompanying proxy grants the persons named as proxies or their substitutes discretion to vote on such matters as they determine appropriate.

2024 Proxy Statement       107

ANNUAL MEETING INFORMATION
Voting Standard
Item(s)	Voting Standard to Approve	Treatment of Abstentions	Treatment of Broker Non-Votes(1)
Item 1—Election of Directors	The number of votes cast for such nominee’s election must exceed the votes cast against such nominee’s election(2)	No effect on the outcome	No effect on the outcome
Item 2—Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	Affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter	Counted as present and entitled to vote but not counted as affirmative vote in support	No effect on the outcome
Item 3—Advisory Vote to Approve Executive Compensation
Items 4-17—Shareholder Proposals

(1)
Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker then does not vote those shares on the shareholder’s behalf as to some (but less than all) items.

(2)
If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues.

Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com, Inc. a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
Participating in the Annual Meeting
Virtual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. We have worked to offer the same rights and opportunities to participate as were provided at the in-person portion of our past meetings, while providing an online experience available to all shareholders regardless of their location.

ANNUAL MEETING INFORMATION
Participation
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 28, 2024, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/AMZN2024 and enter the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your Notice of Internet Availability of Proxy Materials or voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that Notice of Internet Availability of Proxy Materials or voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
Shareholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/AMZN2024. Shareholders who have been provided or obtained a 16-digit control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each shareholder will be limited to one question. We will post answers to shareholder questions received regarding our Company on our investor relations website at www.amazon.com/ir as soon as is practical after the meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting (including any adjournment thereof) will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or during the ten days prior to the meeting at www.proxyvote.com.
We encourage you to access the Annual Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/AMZN2024 approximately 15 minutes before the meeting starts on May 22, 2024. If you have difficulty accessing the meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). We will have technicians available to assist you.

2024 Proxy Statement       109

OTHER INFORMATION
Pay Ratio Disclosure
The 2023 annual total compensation of our median compensated employee (identified from all full- and part-time permanent and temporary employees worldwide, excluding our CEO) was $36,274; Mr. Jassy’s 2023 annual total compensation as reported under SEC rules was $1,357,764, resulting in a ratio of those amounts of 1-to-37.
For 2023, the median annual total compensation for all U.S. full-time Amazon employees was $45,613, up from $41,762 as reported for 2022, reflecting average pay for employees in customer fulfillment and transportation of more than $20.50 per hour. In addition to competitive compensation, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of paid pregnancy/parental leave (six weeks for eligible supporting parents). We also provide access to Amazon’s Career Choice program, in which we offer pre-paid college tuition as well as high school diplomas, GEDs, and local language and English proficiency certifications for our front-line employees, part of an expected investment of  $1.2 billion in free skills training by 2025. For purposes of identifying the median compensated employee, we took into account salary, bonus, and grant date fair value of restricted stock units granted during the year for all our employees as of October 1, 2023. We also annualized compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.
Certain Relationships and Related Person Transactions
Jeff Bezos, our founder and Executive Chair, owns Blue Origin, an aerospace manufacturer and spaceflight services company, and entities that publish The Washington Post, and we do business in the ordinary course with each company. In 2023, Amazon sold approximately $9.3 million of consumer goods to Blue Origin under a line of credit. In 2023, Amazon purchased approximately $1.1 million of advertising from, and paid approximately $3.6 million related to digital content to, the Washington Post entities, all on terms negotiated on an arms-length basis.
As previously disclosed, in 2022, Amazon announced agreements with Blue Origin and a third party pursuant to which it expects to pay approximately $7.4 billion for satellite launch and related services through 2028, of which approximately $2.7 billion was expected to be paid to Blue Origin. The actual amounts paid to Blue Origin and the third party may be higher or lower based on various factors. Since the beginning of the last fiscal year, Amazon paid approximately $2.1 billion under the agreements, and approximately $805 million is estimated to have been paid to Blue Origin.
Grace Olsavsky, an employee of Amazon, is the daughter of Brian Olsavsky, Senior Vice President and Chief Financial Officer of the Company. In 2023, Ms. Olsavsky earned $123,185 in salary. She was also granted a restricted stock unit award with respect to 466 shares, vesting over 2.6 years. Her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Connor Clinton, an employee of Amazon, is the son-in-law of Mr. Olsavsky. In 2023, Mr. Clinton earned $147,500 in salary. He was also granted a restricted stock unit award with respect to 449 shares, vesting over 2.6 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
We may, from time to time, participate in additional arms’ length transactions with entities affiliated with our Related Persons in the ordinary course of business. The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Amazon, (b) greater than 5 percent beneficial owner of our outstanding

OTHER INFORMATION
common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon. Georgeson Inc. may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Georgeson Inc. $30,000 plus variable amounts for additional proxy solicitation services. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Amazon employees without additional compensation.
Proposals of Shareholders
Proposals for Inclusion in Our Proxy Statement
To be considered for inclusion in the proxy statement and proxy card for the 2025 Annual Meeting, proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and shareholder director nominations pursuant to the proxy access provisions of the Bylaws must be submitted in writing to the Corporate Secretary of Amazon. com, Inc., at corporate-secretary@amazon.com or at the address of our principal offices (see page 1 of this Proxy Statement), and must be received no later than 6:00 p.m., Pacific Time, on Thursday, December 12, 2024 and, in the case of a proxy access nomination, no earlier than Tuesday, November 12, 2024. The submission of a shareholder proposal or proxy access nomination does not guarantee that it will be included in our proxy statement.
Other Proposals
Our Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors before an annual shareholders meeting other than pursuant to the Bylaws’ proxy access provisions or to bring proposals before an annual shareholders meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com, Inc. regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws.
To be timely, a shareholder who intends to present nominations or a proposal at the 2025 Annual Meeting of Shareholders other than pursuant to the Bylaws’ proxy access provisions or Rule 14a-8 must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19) to the Secretary of Amazon.com, Inc. no earlier than January 22, 2025 and no later than February 21, 2025. However, if we hold the 2025 Annual Meeting of Shareholders more than 30 days before, or more than 60 days after, the anniversary of the 2024 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2025 Annual Meeting date, and not later than (i) the 90th day prior to the 2025 Annual Meeting date or (ii) the tenth day after public disclosure of the 2025 Annual Meeting date, whichever is later. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2024 Proxy Statement       111

OTHER INFORMATION
Householding; Availability of Annual Report on Form 10-K and Proxy Statement
Householding
A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2023 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name shareholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2023 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting “Annual Reports, Proxies and Shareholder Letters” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, Washington 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon money by reducing printing and postage costs.

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SCAN TOVIEW MATERIALS & VOTE AMAZON.COM, INC. C/O PROXY SERVICESP.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 21, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMZN2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 21, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V29737-P05744 AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.1.ELECTION OF DIRECTORSNominees:1a. Jeffrey P. Bezos 1b. Andrew R. Jassy ForAgainst Abstain Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 17.4.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE PUBLIC POLICY5.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE THE FINANCIAL IMPACT OF POLICY POSITIONS ForAgainst Abstain 1c.Keith B. Alexander1d. Edith W. Cooper1e. Jamie S. Gorelick1f.Daniel P. Huttenlocher1g. Andrew Y. Ng1h. Indra K. Nooyi1i.Jonathan J. Rubinstein1j.Brad D. Smith1k. Patricia Q. Stonesifer1l.Wendell P. Weeks2.RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS3.ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION 6.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERDUE DILIGENCE7.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON LOBBYING8.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON GENDER/RACIAL PAY9.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINTRESTRICTION10.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON STAKEHOLDER IMPACTS11.SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS12.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON FREEDOM OF ASSOCIATION13.SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONSREPORTING14.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERUSE OF CERTAIN TECHNOLOGIES15.SHAREHOLDER PROPOSAL REQUESTING A POLICY TO DISCLOSEDIRECTORS’ POLITICAL AND CHARITABLE DONATIONS16.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARDCOMMITTEE TO OVERSEE ARTIFICIAL INTELLIGENCE17.SHAREHOLDER PROPOSAL REQUESTING A REPORT ONWAREHOUSE WORKING CONDITIONSNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V29738-P05744Annual Meeting of Shareholders –– May 22, 2024THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Andrew R. Jassy, David A. Zapolsky, and Mark F. Hoffman, or any one of them, with full power of substitution in each, as proxies to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 9:00 a.m., Pacific Time, on May 22, 2024 at www.virtualshareholdermeeting.com/AMZN2024, or any adjournment or postponement thereof, with authority to vote upon the proposals identified on the reverse side of this Proxy Card and in their discretion upon such other matters as may be properly presented at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.(Continued and to be marked, signed, and dated on the other side)

SCAN TOVIEW MATERIALS & VOTE AMAZON.COM, INC. C/O PROXY SERVICESP.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 19, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.You may attend the meeting via the Internet. Go to www.virtualshareholdermeeting.com/AMZN2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:AMAZON.COM, INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V29739-Z86979 Company Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.1.ELECTION OF DIRECTORSNominees:1a. Jeffrey P. Bezos 1b. Andrew R. Jassy ForAgainst Abstain Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 through 17.4.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE PUBLIC POLICY5.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE THE FINANCIAL IMPACT OF POLICY POSITIONS ForAgainst Abstain 1c.Keith B. Alexander1d. Edith W. Cooper1e. Jamie S. Gorelick1f.Daniel P. Huttenlocher1g. Andrew Y. Ng1h. Indra K. Nooyi1i.Jonathan J. Rubinstein1j.Brad D. Smith1k. Patricia Q. Stonesifer1l.Wendell P. Weeks2.RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS3.ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION 6.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERDUE DILIGENCE7.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON LOBBYING8.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON GENDER/RACIAL PAY9.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINTRESTRICTION10.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON STAKEHOLDER IMPACTS11.SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS12.SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON FREEDOM OF ASSOCIATION13.SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONSREPORTING14.SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERUSE OF CERTAIN TECHNOLOGIES15.SHAREHOLDER PROPOSAL REQUESTING A POLICY TO DISCLOSEDIRECTORS’ POLITICAL AND CHARITABLE DONATIONS16.SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARDCOMMITTEE TO OVERSEE ARTIFICIAL INTELLIGENCE17.SHAREHOLDER PROPOSAL REQUESTING A REPORT ONWAREHOUSE WORKING CONDITIONSNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V29740-Z86979Annual Meeting of Shareholders –– May 22, 2024THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned participant in the Amazon.com Company Stock Fund of the Amazon 401(k) Plan hereby directs Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, to vote their Amazon.com Company Stock Fund shares as indicated on the reverse side of this Proxy Card, or if not so indicated, in accordance with the Amazon 401(k) Plan document (generally in the same proportion as the shares for which the trustee received timely voting instructions).(Continued and to be marked, signed, and dated on the other side)

April 11, 2024
Re:
Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholder Meeting to be Held on May 22, 2024

Dear 401(k) Plan Participant:
Enclosed are the 2023 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2024 Annual Meeting of Shareholders. You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvote.com.
The Amazon 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for Internet, mobile device, or telephone voting on the enclosed proxy card, or by marking, signing, and mailing the proxy card in the envelope provided, you may instruct Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2024 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent set forth in the trust agreement or as necessary to comply with applicable law.
Votes will be tabulated by Broadridge Financial Solutions, Inc. To be timely, your voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 19, 2024.
VOTING VIA THE INTERNET, MOBILE DEVICE, OR BY TELEPHONE IS FAST AND
CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED.
USING THE INTERNET, MOBILE DEVICE, OR TELEPHONE HELPS SAVE YOUR
COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.